Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	TEEKAY CORP
Entity Central Index Key	0000911971
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	68,732,341

Consolidated Statements of Income (Loss) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Income (Loss) [Abstract]
REVENUES	$ 1,953,782	$ 2,095,753	$ 2,181,605
OPERATING EXPENSES
Voyage expenses	176,614	245,097	294,091
Vessel operating expenses (note 15)	677,687	630,547	615,764
Time-charter hire expense	214,179	285,992	438,877
Depreciation and amortization	428,608	440,705	437,176
General and administrative (notes 12 and 15)	223,616	193,743	198,836
Asset impairments and net loss on sale of vessels and equipment (notes 6 and 18)	151,059	49,150	12,629
Bargain purchase gain	(58,235)
Goodwill impairment charge (note 6)	36,652
Restructuring charges (note 20)	5,490	16,396	14,444
Total operating expenses	1,855,670	1,861,630	2,011,817
Income from vessel operations	98,112	234,123	169,788
OTHER ITEMS
Interest expense	(137,604)	(136,107)	(141,448)
Interest income	10,078	12,999	19,999
Realized and unrealized (loss) gain on non-designated derivative instruments (note 15)	(342,722)	(299,598)	140,046
Equity (loss) income (notes 18b and 23)	(35,309)	(11,257)	52,242
Foreign exchange gain (loss) (notes 8 and 15)	12,654	31,983	(20,922)
Loss on notes repurchase (note 8)		(12,645)	(566)
Other income (note 14)	12,360	7,527	13,527
Net (loss) income before taxes	(382,431)	(172,975)	232,666
Income tax (expense) recovery (note 21)	(4,290)	6,340	(22,889)
Net (loss) income	(386,721)	(166,635)	209,777
Less: Net loss (income) attributable to non-controlling interests	17,805	(100,652)	(81,365)
Net (loss) income attributable to stockholders of Teekay Corporation	$ (368,916)	$ (267,287)	$ 128,412
Per common share of Teekay Corporation (note 19)
Basic (loss) earnings attributable to stockholders of Teekay Corporation	$ (5.25)	$ (3.67)	$ 1.77
Diluted (loss) earnings attributable to stockholders of Teekay Corporation	$ (5.25)	$ (3.67)	$ 1.76
Cash dividends declared	$ 1.265	$ 1.265	$ 1.265
Weighted average number of common shares outstanding (note 19)
Basic	70,234,817	72,862,617	72,549,361
Diluted	70,234,817	72,862,617	73,058,831

Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Comprehensive Income (Loss) [Abstract]
Net (loss) income	$ (386,721)	$ (166,635)	$ 209,777
Other comprehensive (loss) income:
Unrealized (loss) gain on marketable securities	(4,357)	2,333	5,837
Realized gain on marketable securities	(3,372)	(1,097)
Pension adjustments, net of taxes	(5,402)	(7,245)	13,044
Unrealized gain (loss) on qualifying cash flow hedging instruments	2,019	(3,559)	45,994
Realized (gain) loss on qualifying cash flow hedging instruments	(5,566)	3,040	24,647
Other comprehensive (loss) income	(16,678)	(6,528)	89,522
Comprehensive (loss) income	(403,399)	(173,163)	299,299
Less: Comprehensive loss (income) attributable to non-controlling interests	18,751	(100,761)	(90,360)
Comprehensive (loss) income attributable to stockholders of Teekay Corporation	$ (384,648)	$ (273,924)	$ 208,939

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current
Cash and cash equivalents (note 8)	$ 692,127	$ 779,748
Restricted cash (note 10)	4,370	86,559
Accounts receivable, including non-trade of $38,120 (2010 - $35,960) and related party balance of $3,487 (2010 - $nil)	353,659	256,496
Vessels held for sale (notes 11 and 18)	19,000
Net investment in direct financing leases (note 9)	23,171	26,791
Prepaid expenses	93,045	83,915
Current portion of derivative assets (note 15)	24,712	27,215
Other assets	2,672	2,616
Total current assets	1,212,756	1,263,340
Restricted cash - non-current (note 10)	495,784	489,712
Vessels and equipment (note 8)
At cost, less accumulated depreciation of $2,375,604 (2010 - $1,997,411)	6,678,899	5,692,812
Vessels under capital leases, at cost, less accumulated amortization of $163,939 (2010 - $172,113 ) (note 10)	681,554	880,576
Advances on newbuilding contracts (note 16a)	507,908	197,987
Total vessels and equipment	7,868,361	6,771,375
Net investment in direct financing leases - non-current (note 9)	436,737	460,725
Marketable securities	7,782	21,380
Loans to equity accounted investees and joint venture partners, bearing interest between 4.4% to 8.0%	85,248	32,750
Derivative assets (note 15)	140,557	55,983
Deferred income tax asset (note 21)	22,316	17,001
Equity accounted investments (notes 16b, 18b and 23)	252,637	207,633
Investment in term loans (note 4)	186,844	116,014
Other non-current assets	119,093	117,351
Intangible assets - net (note 6)	136,742	155,893
Goodwill (note 6)	166,539	203,191
Total Assets	11,131,396	9,912,348
Current
Accounts payable	97,084	46,240
Accrued liabilities (note 7)	394,586	377,119
Current portion of derivative liabilities (note 15)	117,337	144,111
Current portion of long-term debt (note 8)	401,376	276,508
Current obligation under capital leases (note 10)	47,203	267,382
Current portion of in-process revenue contracts (note 6)	73,344	43,469
Loans from equity accounted investees		59
Total current liabilities	1,130,930	1,154,888
Long-term debt, including amounts due to joint venture partners of $13,282 (2010 - $13,282) (note 8)	5,042,997	4,155,556
Long-term obligation under capital leases (note 10)	599,844	470,752
Derivative liabilities (note 15)	569,542	387,124
Asset retirement obligation	21,150	23,018
In-process revenue contracts (note 6)	235,296	152,637
Other long-term liabilities (note 21)	199,836	194,640
Total liabilities	7,799,595	6,538,615
Commitments and contingencies (notes 9, 10, 15 and 16)
Redeemable non-controlling interest (note 16e)	38,307	41,725
Equity
Common stock and additional paid-in capital ($0.001 par value; 725,000,000 shares authorized; 68,732,341 shares outstanding (2010 - 72,012,843); 74,391,691 shares issued (2010 - 73,749,793)) (note 12)	660,917	672,684
Retained earnings	792,682	1,313,934
Non-controlling interest	1,863,798	1,353,561
Accumulated other comprehensive loss (note 1)	(23,903)	(8,171)
Total equity	3,293,494	3,332,008
Total liabilities and equity	$ 11,131,396	$ 9,912,348

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Accounts receivable, including non-trade	$ 38,120	$ 35,960
Accounts receivable, including related party balance	3,487	0
Accumulated depreciation on vessels and equipment	2,375,604	1,997,411
Accumulated depreciation on vessels under capital leases	163,939	172,113
Minimum range of interest	4.40%	4.40%
Maximum range of interest	8.00%	8.00%
Amounts due to joint venture partners	$ 13,282	$ 13,282
Common stock, par value	$ 0.001	$ 0.001
Common stock, share authorized	725,000,000	725,000,000
Common stock, share issued	74,391,691	73,749,793
Common stock, share outstanding	68,732,341	72,012,843

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
OPERATING ACTIVITIES
Net (loss) income	$ (386,721)	$ (166,635)	$ 209,777
Non-cash items:
Depreciation and amortization	428,608	440,705	437,176
Amortization of in-process revenue contracts (note 6)	(46,436)	(48,254)	(75,977)
Gain on sale of marketable securities	(2,906)	(1,805)
Gain on sale of vessels and equipment	(4,861)	(2,012)	(27,683)
Write-down of intangibles and other		31,730	16,105
Write-down for impairment of goodwill	36,652
Write-down of equity accounted investments (note 18b)	19,411
Write-down of vessels and equipment	155,920	19,432	24,221
Bargain purchase gain	(58,235)
Loss on repurchase of notes		12,645	566
Equity loss (income), net of dividends received	31,376	11,257	(49,299)
Income tax expense (recovery)	4,290	(6,340)	22,889
Employee stock option compensation	16,262	15,264	11,255
Unrealized foreign exchange (gain) loss	(11,614)	(21,427)	16,605
Unrealized loss (gain) on derivative instruments	70,822	140,187	(293,174)
Other	(5,408)	(929)	5,140
Change in operating assets and liabilities (note 17a)	(84,347)	45,415	148,655
Expenditures for dry docking	(55,620)	(57,483)	(78,005)
Net operating cash flow	107,193	411,750	368,251
FINANCING ACTIVITIES
Proceeds from issuance of long-term debt (note 8)	2,114,879	1,769,742	1,194,037
Debt issuance costs	(10,634)	(14,471)	(11,745)
Scheduled repayments of long-term debt	(449,640)	(210,025)	(156,315)
Prepayments of long-term debt	(881,207)	(1,536,587)	(1,583,852)
Repayments of capital lease obligations	(89,145)	(38,958)	(37,248)
Proceeds from loans to equity accounted investees		1,182	649
Repayment of loans from equity accounted investees	(59)	(1,235)	(24,140)
Decrease in restricted cash (note 10)	73,105	30,291	38,953
Net proceeds from issuance of Teekay LNG Partners L.P. units (note 5)	334,101	50,000	158,996
Net proceeds from issuance of Teekay Offshore Partners L.P. units (note 5)	189,722	392,944	102,009
Net proceeds from issuance of Teekay Tankers Ltd. shares (note 5)	107,234	202,698	65,556
Issuance of Common Stock upon exercise of stock options	5,906	5,735	2,007
Repurchase of Common Stock	(122,195)	(40,111)
Distribution paid from subsidiaries to non-controlling interests	(201,942)	(159,808)	(109,942)
Cash dividends paid	(93,480)	(92,695)	(91,747)
Net financing cash flow	976,645	358,702	(452,782)
INVESTING ACTIVITIES
Expenditures for vessels and equipment	(755,045)	(343,091)	(495,214)
Proceeds from sale of vessels and equipment	33,424	70,958	219,834
Proceeds from sale of marketable securities	8,774	565
Acquisition, net of cash acquired of $50,230 (note 3)	(322,500)
Investment in term loans (note 4)	(70,000)	(115,575)
Investment in equity accounted investees (note 23)	(38,496)	(45,480)	(7,426)
Advances to equity accounted investees	(55,156)	(5,447)	(1,369)
Investment in direct financing lease assets		(886)	(25,526)
Direct financing lease payments received	27,608	25,782	1,084
Other investing activities	(68)	(40)	1,493
Net investing cash flow	(1,171,459)	(413,214)	(307,124)
(Decrease) increase in cash and cash equivalents	(87,621)	357,238	(391,655)
Cash and cash equivalents, beginning of the year	779,748	422,510	814,165
Cash and cash equivalents, end of the year	$ 692,127	$ 779,748	$ 422,510

Consolidated Statements of Cash Flows (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Consolidated Statements of Cash Flows [Abstract]
Net cash acquired	$ 50,230

Consolidated Statements of Changes in Total Equity (USD $) In Thousands	Total USD ($)	TOTAL EQUITY Thousands of Shares of Common Stock Outstanding	TOTAL EQUITY Common Stock and Additional Paid-in Capital USD ($)	TOTAL EQUITY Retained Earnings USD ($)	TOTAL EQUITY Accumulated Other Comprehensive Income (Loss) USD ($)	TOTAL EQUITY Non - controlling Interest USD ($)
Balance at Dec. 31, 2008	$ 2,652,405		$ 642,911	$ 1,507,617	$ (82,061)	$ 583,938
Balance, shares at Dec. 31, 2008		72,512
Net (loss) income	209,777			128,412		81,365
Other comprehensive income (loss)	89,522
Other comprehensive income loss excluding non controlling interest	80,527
Other comprehensive income loss related to non controlling interest	8,995
Dividends declared	(201,709)			(91,767)		(109,942)
Reinvested dividends	20		20
Reinvested dividends, Shares		2
Exercise of stock options	2,007		2,007
Exercise of stock options, Shares	180	180
Employee stock option compensation (note 12)	11,255		11,255
Dilution gains on public offerings of Teekay LNG, Teekay Offshore and Teekay Tankers (note 5)	41,169			41,169
Addition of non-controlling interest from share and unit issuances of subsidiaries and other	291,224					291,224
Balance at Dec. 31, 2009	3,095,670		656,193	1,585,431	(1,534)	855,580
Balance, shares at Dec. 31, 2009		72,694
Net (loss) income	(166,635)
Net (loss) income	(167,433)			(267,287)		99,854
Other comprehensive income (loss)	(6,528)
Other comprehensive income loss excluding non controlling interest	(6,637)
Other comprehensive income loss related to non controlling interest	109
Dividends declared	(252,544)			(92,736)		(159,808)
Reinvested dividends	41		41
Reinvested dividends, Shares		2
Exercise of stock options	5,735		5,735
Exercise of stock options, Shares	380	555
Repurchase of Common Stock (note 12)	(40,111)		(10,610)	(29,501)
Repurchase of Common Stock (note 12), Shares		(1,238)
Employee stock option compensation (note 12)	21,325		21,325
Dilution gains on public offerings of Teekay LNG, Teekay Offshore and Teekay Tankers (note 5)	123,203,000			123,203
Dilution loss on initiation of majority owned subsidiary (note 16e)	(7,432)			(5,176)		(2,256)
Addition of non-controlling interest from share and unit issuances of subsidiaries and other	560,082					560,082
Balance at Dec. 31, 2010	3,332,008		672,684	1,313,934	(8,171)	1,353,561
Balance, shares at Dec. 31, 2010		72,013
Net (loss) income	(386,721)			(368,916)		(24,406)
Other comprehensive income (loss)	(16,678)
Other comprehensive income loss excluding non controlling interest	(15,732)
Other comprehensive income loss related to non controlling interest	(946)
Dividends declared	(295,431)			(93,489)		(201,942)
Reinvested dividends	9		9
Reinvested dividends, Shares		1
Exercise of stock options	5,906		5,906
Exercise of stock options, Shares	363	641
Repurchase of Common Stock (note 12)	(122,195)		(33,944)	(88,251)
Repurchase of Common Stock (note 12), Shares	(5,200)	(3,923)
Employee stock option compensation (note 12)	16,262		16,262
Dilution gains on public offerings of Teekay LNG, Teekay Offshore and Teekay Tankers (note 5)	124,247			124,247
Sale of 49% interest of OPCO to Teekay Offshore (note 5)				(94,843)		94,843
Acquisition of Voyageur FPSO unit (note 3)	144,600					144,600
Addition of non-controlling interest from share and unit issuances of subsidiaries and other	498,088					498,088
Balance at Dec. 31, 2011	$ 3,293,494		$ 660,917	$ 792,682	$ (23,903)	$ 1,863,798
Balance, shares at Dec. 31, 2011		68,732

Consolidated Statements of Changes in Total Equity (Parenthetical)	Dec. 31, 2011
TOTAL EQUITY Retained Earnings
Percentage of sale of ownership interest	49.00%
TOTAL EQUITY Non - controlling Interest
Percentage of sale of ownership interest	49.00%

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
1.	Summary of Significant Accounting Policies

Basis of presentation

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (or GAAP). They include the accounts of Teekay Corporation (or Teekay), which is incorporated under the laws of The Republic of the Marshall Islands, and its wholly-owned or controlled subsidiaries (collectively, the Company). Significant intercompany balances and transactions have been eliminated upon consolidation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Given the current credit markets, it is possible that the amounts recorded as derivative assets and liabilities could vary by material amounts.

Certain of the comparative figures have been reclassified to conform with the presentation adopted in the current period, relating to the reclassification of revenues of $26.9 million and $9.6 million for the years ended December 31, 2010 2009, respectively, from time-charter hire expense to revenues, and the reclassification of certain crew training expenses of $13.6 million for the year ended December 31, 2009 from general and administrative expenses to vessel operating expenses in the consolidated statements of income (loss) and the reclassification of accounts receivable of $11.6 million as at December 31, 2010 from prepaid expenses to accounts receivable and accounts payable in the consolidated balance sheets.

Reporting currency

The consolidated financial statements are stated in U.S. Dollars. The functional currency of the Company is the U.S. Dollar because the Company operates in the international shipping market, which typically utilizes the U.S. Dollar as the functional currency. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities that are denominated in currencies other than the U.S. Dollar are translated to reflect the year-end exchange rates. Resulting gains or losses are reflected separately in the accompanying consolidated statements of income (loss).

Operating revenues and expenses

The Company recognizes revenues from time-charters and bareboat charters daily over the term of the charter as the applicable vessel operates under the charter. The Company does not recognize revenue during days that the vessel is off hire. When the time-charter contains a profit-sharing agreement, the Company recognizes the profit-sharing or contingent revenue only after meeting the profit sharing or other contingent threshold. All revenues from voyage charters are recognized on a percentage of completion method. The Company uses a discharge-to-discharge basis in determining percentage of completion for all spot voyages and voyages servicing contracts of affreightment, whereby it recognizes revenue ratably from when product is discharged (unloaded) at the end of one voyage to when it is discharged after the next voyage. The Company does not begin recognizing revenue until a charter has been agreed to by the customer and the Company, even if the vessel has discharged its cargo and is sailing to the anticipated load port on its next voyage. Shuttle tanker voyages servicing contracts of affreightment with offshore oil fields commence with tendering of notice of readiness at a field, within the agreed lifting range, and ends with tendering of notice of readiness at a field for the next lifting. Revenues from floating production, storage and off-take (or FPSO) service contracts are recognized as service is performed. Certain of the Company’s FPSO units receive incentive-based revenue, which is recognized when earned by fulfillment of the applicable performance criteria. The consolidated balance sheets reflect the deferred portion of revenues and expenses, which will be earned in subsequent periods.

Revenues and voyage expenses of the Company’s vessels operating in pool arrangements with unrelated parties are pooled with the revenues and voyage expenses of other pool participants. The resulting net pool revenues, calculated on the time-charter-equivalent basis, are allocated to the pool participants according to an agreed formula. The Company accounts for the net allocation from the pool as revenues and amounts due from the pool are included in accounts receivable.

Voyage expenses are all expenses unique to a particular voyage, including bunker fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. Vessel operating expenses include crewing, repairs and maintenance, insurance, stores, lube oils and communication expenses. Voyage expenses and vessel operating expenses are recognized when incurred.

Cash and cash equivalents

The Company classifies all highly liquid investments with a maturity date of three months or less at inception as cash equivalents.

Accounts receivable and allowance for doubtful accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in existing accounts receivable. The Company determines the allowance based on historical write-off experience and customer economic data. The Company reviews the allowance for doubtful accounts regularly and past due balances are reviewed for collectability. Account balances are charged off against the allowance when the Company believes that the receivable will not be recovered. There were no significant amounts recorded as allowance for doubtful accounts as at December 31, 2011, 2010, and 2009.

Marketable securities

The Company’s investments in marketable securities are classified as available-for-sale securities and are carried at fair value. Net unrealized gains and losses on available-for-sale securities are reported as a component of accumulated other comprehensive income (loss). Realized gains and losses on available-for-sale securities are computed based upon the historical cost of these securities applied using the weighted-average historical cost method.

The Company analyzes its available-for-sale securities for impairment during each reporting period to evaluate whether an event or change in circumstances has occurred in that period that may have a significant adverse effect on the fair value of the investment. The Company records an impairment charge through current-period earnings and adjusts the cost basis for such other-than-temporary declines in fair value when the fair value is not anticipated to recover above cost within a three-month period after the measurement date, unless there are mitigating factors that indicate an impairment charge through earnings may not be required. If an impairment charge is recorded, subsequent recoveries in fair value are not reflected in earnings until sale of the security.

Vessels and equipment

All pre-delivery costs incurred during the construction of newbuildings, including interest, supervision and technical costs, are capitalized. The acquisition cost and all costs incurred to restore used vessels purchased by the Company to the standard required to properly service the Company’s customers are capitalized.

Depreciation is calculated on a straight-line basis over a vessel’s estimated useful life, less an estimated residual value. Depreciation is calculated using an estimated useful life of 25 years for crude oil tankers, 20 to 30 years for FPSO units and 35 years for liquefied natural gas (or LNG) and liquefied petroleum gas (or LPG) carriers, commencing the date the vessel is delivered from the shipyard, or a shorter period if regulations prevent the Company from operating the vessels for 25 years or 35 years, respectively. Depreciation includes depreciation on all owned vessels and amortization of vessels accounted for as capital leases. Depreciation of vessels and equipment, excluding amortization of dry docking expenditures, for the years ended December 31, 2011, 2010 and 2009 aggregated $356.0 million, $355.5 million and $362.3 million, respectively. Amortization of vessels accounted for as capital leases was $34.7 million, $33.5 million and $31.6 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Vessel capital modifications include the addition of new equipment or can encompass various modifications to the vessel that are aimed at improving or increasing the operational efficiency and functionality of the asset. This type of expenditure is amortized over the estimated useful life of the modification. Expenditures covering recurring routine repairs and maintenance are expensed as incurred.

Interest costs capitalized to vessels and equipment for the years ended December 31, 2011, 2010, and 2009, aggregated $8.1 million, $14.0 million and $14.0 million, respectively.

Generally, the Company dry docks each vessel every two and a half to five years. The Company capitalizes a substantial portion of the costs incurred during dry docking and amortizes those costs on a straight-line basis over their estimated useful life, which typically is from the completion of a dry docking or intermediate survey to the estimated completion of the next dry docking. The Company includes in capitalized dry docking those costs incurred as part of the dry dock to meet classification and regulatory requirements. The Company expenses costs related to routine repairs and maintenance performed during dry docking, and for annual class survey costs on the Company’s FPSO units.

Dry docking activity for the three years ended December 31, 2011, 2010, and 2009, is summarized as follows:

	Year ended December 31,
	2011 $	2010 $	2009 $
Balance at the beginning of the year	143,103	172,053	154,613
Costs incurred for dry docking	60,484	57,156	79,482
Dry dock amortization	(74,600)	(86,106)	(62,042)

Balance at the end of the year	128,987	143,103	172,053

Vessels and equipment that are “held and used” are assessed for impairment when events or circumstances indicate the carrying amount of the asset may not be recoverable. If the asset’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, the carrying amount of the asset is reduced to its estimated fair value. Estimated fair value is determined based on discounted cash flows or appraised values depending on the nature of the asset.

Gains on vessels sold and leased back under capital leases are deferred and amortized over the remaining term of the capital lease. Losses on vessels sold and leased back under capital leases are recognized immediately when the fair value of the vessel at the time of sale and lease-back is less than its book value. In such case, the Company would recognize a loss in the amount by which book value exceeds fair value.

Direct financing leases and other loan receivables

The Company employs (i) two vessels on long-term time charters, (ii) a floating storage and off-take (or FSO) unit, and (iii) assembles, installs, operates and leases equipment that reduces volatile organic compound emissions (or VOC Equipment) during loading, transportation and storage of oil and oil products, all of which are accounted for as direct financing leases. The lease payments received by the Company under these lease arrangements are allocated between the net investments in the leases and revenues or other income using the effective interest method so as to produce a constant periodic rate of return over the lease terms.

The Company’s investments in loan receivables are recorded at cost. The premium paid over the outstanding principal amount, if any, is amortized to interest income over the term of the loan using the effective interest rate method. The Company analyzes its loans for impairment during each reporting period. A loan is impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Factors the Company considers in determining that a loan is impaired include, among other things, an assessment of the financial condition of the debtor, payment history of the debtor, general economic conditions, the credit rating of the debtor, and any information provided by the debtor regarding its ability to repay the loan. When a loan is impaired, the Company measures the amount of the impairment based on the present value of expected future cash flows discounted at the loan’s effective interest rate and recognizes the resulting impairment in the consolidated statement of income (loss).

The following table contains a summary of the Company’s financing receivables by type of borrower and the method by which the Company monitors the credit quality of its financing receivables on a quarterly basis.

Class of Financing Receivable	Credit Quality Indicator	Grade	December 31, 2011 $	December 31, 2010 $
Direct financing leases	Payment activity	Performing	459,908	487,516
Other loan receivables
Investment in term loans and interest receivable	Collateral	Performing	188,616	117,825
Loans to joint ventures and joint venture partners (1)	Other internal metrics	Performing	36,002	33,932
Long-term receivable included in other assets	Payment activity	Performing	786	410

			685,312	639,683

(1)

The Company’s subsidiary Teekay LNG Partners L.P. (or Teekay LNG) owns a 99% interest in Teekay Tangguh Borrower LLC (or Teekay Tangguh), which owns a 70% interest in Teekay BLT Corporation (or Teekay Tangguh Subsidiary). Subsequent to December 31, 2011, one of Teekay LNG’s joint venture partner’s parent company, PT Berlian Laju Tanker (or BLT), suspended trading on the Jakarta Stock Exchange, and filed for bankruptcy protection in order to restructure its debts. The Company believes the loans to BLT and Teekay LNG’s joint venture partner, BLT LNG Tangguh Corporation, totaling $19.1 million as at December 31, 2011 (2010—$20.2 million) are still collectible given the expected cash flows anticipated to be generated by the Teekay Tangguh Subsidiary that can be used to repay the loan and given the underlying collateral securing the loans to BLT.

Joint ventures

The Company’s investments in joint ventures are accounted for using the equity method of accounting. Under the equity method of accounting, investments are stated at initial cost and are adjusted for subsequent additional investments and the Company’s proportionate share of earnings or losses and distributions. The Company evaluates its investments in joint ventures for impairment when events or circumstances indicate that the carrying value of such investments may have experienced an other than temporary decline in value below their carrying value. If the estimated fair value is less than the carrying value and is considered an other than temporary decline, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the consolidated statement of income (loss).

Debt issuance costs

Debt issuance costs, including fees, commissions and legal expenses, are deferred and presented as other non-current assets. Debt issuance costs of revolving credit facilities are amortized on a straight-line basis over the term of the relevant facility. Debt issuance costs of term loans are amortized using the effective interest rate method over the term of the relevant loan. Amortization of debt issuance costs is included in interest expense.

Derivative instruments

All derivative instruments are initially recorded at fair value as either assets or liabilities in the accompanying consolidated balance sheet and subsequently remeasured to fair value, regardless of the purpose or intent for holding the derivative. The method of recognizing the resulting gain or loss is dependent on whether the derivative contract is designed to hedge a specific risk and whether the contract qualifies for hedge accounting. The Company generally does not apply hedge accounting to its derivative instruments, except for certain foreign exchange currency contracts (See Note 15).

When a derivative is designated as a cash flow hedge, the Company formally documents the relationship between the derivative and the hedged item. This documentation includes the strategy and risk management objective for undertaking the hedge and the method that will be used to assess the effectiveness of the hedge. Any hedge ineffectiveness is recognized immediately in earnings, as are any gains and losses on the derivative that are excluded from the assessment of hedge effectiveness. The Company does not apply hedge accounting if it is determined that the hedge was not effective or will no longer be effective, the derivative was sold or exercised, or the hedged item was sold or repaid.

For derivative financial instruments designated and qualifying as cash flow hedges, changes in the fair value of the effective portion of the derivative financial instruments are initially recorded as a component of accumulated other comprehensive income (loss) in total equity. In the periods when the hedged items affect earnings, the associated fair value changes on the hedging derivatives are transferred from total equity to the corresponding earnings line item in the consolidated statement of income (loss). The ineffective portion of the change in fair value of the derivative financial instruments is immediately recognized in earnings in the consolidated statement of income (loss). If a cash flow hedge is terminated and the originally hedged item is still considered possible of occurring, the gains and losses initially recognized in total equity remain there until the hedged item impacts earnings, at which point they are transferred to the corresponding earnings line item (e.g. general and administrative expense) item in the consolidated statement of income (loss). If the hedged items are no longer possible of occurring, amounts recognized in total equity are immediately transferred to the earnings item in the consolidated statement of income (loss).

For derivative financial instruments that are not designated or that do not qualify as hedges under FASB ASC 815, Derivatives and Hedging, the changes in the fair value of the derivative financial instruments are recognized in earnings. Gains and losses from the Company’s non-designated interest rate swaps related to long-term debt, capital lease obligations, restricted cash deposits, non-designated bunker fuel swap contracts and forward freight agreements, and non-designated foreign exchange currency forward contracts are recorded in realized and unrealized gain (loss) on non-designated derivative instruments. Gains and losses from the Company’s hedge accounted foreign currency forward contracts are recorded primarily in vessel operating expenses and general and administrative expense. Gains and losses from the Company’s non-designated cross currency swap are recorded in foreign currency exchange (loss) gain in the consolidated statements of income (loss).

Goodwill and intangible assets

Goodwill and indefinite-lived intangible assets are not amortized, but reviewed for impairment annually or more frequently if impairment indicators arise. A fair value approach is used to identify potential goodwill impairment and, when necessary, measure the amount of impairment. The Company uses a discounted cash flow model to determine the fair value of reporting units, unless there is a readily determinable fair market value. Reporting units may be operating segments as a whole or an operation one level below an operating segment, referred to as a component. Intangible assets with finite lives are amortized over their useful lives. Intangible assets with finite lives are assessed for impairment when and if impairment indicators exist. An impairment loss is recognized if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.

The Company’s intangible assets consist primarily of acquired time-charter contracts and contracts of affreightment. The value ascribed to the time-charter contracts and contracts of affreightment are being amortized over the life of the associated contract, with the amount amortized each year being weighted based on the projected revenue to be earned under the contracts.

Asset retirement obligation

The Company has an asset retirement obligation (or ARO) relating to the sub-sea production facility associated with the Petrojarl Banff FPSO unit operating in the North Sea. This obligation generally involves restoration of the environment surrounding the facility and removal and disposal of all production equipment. This obligation is expected to be settled at the end of the contract under which the FPSO unit currently operates, which is anticipated no later than 2018. The ARO will be covered in part by contractual payments from FPSO contract counterparties.

The Company records the fair value of an ARO as a liability in the period when the obligation arises. The fair value of the ARO is measured using expected future cash outflows discounted at the Company’s credit-adjusted risk-free interest rate. When the liability is recorded, the Company capitalizes the cost by increasing the carrying amount of the related equipment. Each period, the liability is increased for the change in its present value, and the capitalized cost is depreciated over the useful life of the related asset. Changes in the amount or timing of the estimated ARO are recorded as an adjustment to the related asset and liability. As at December 31, 2011, the ARO and associated receivable which is recorded in other non-current assets from third parties were $21.2 million and $6.1 million, respectively (2010—$23.0 million and $6.8 million, respectively).

Repurchase of common stock

The Company accounts for repurchases of common stock by decreasing common stock by the par value of the stock repurchased. In addition, the excess of the repurchase price over the par value is allocated between additional paid in capital and retained earnings. The amount allocated to additional paid in capital is the pro-rata share of the capital paid in and the balance is allocated to retained earnings.

Issuance of shares or units by subsidiaries

The Company accounts for dilution gains or losses from the issuance of shares or units by its publicly listed subsidiaries as an adjustment to retained earnings.

Share-based compensation

The Company grants stock options, restricted stock units, performance share units and restricted stock awards as incentive-based compensation to certain employees and directors. The Company measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period, which generally equals the vesting period. For stock-based compensation awards subject to graded vesting, the Company calculates the value for the award as if it was one single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the vesting period of the award. Compensation cost for awards with performance conditions is recognized when it is probable that the performance condition will be achieved. The compensation cost of the Company’s stock-based compensation awards are substantially reflected in general and administrative expense.

In 2005, the Company adopted the Vision Incentive Plan (or the VIP) to reward exceptional corporate performance and shareholder returns. This plan was designed to result in an award pool for senior management based on the following two measures: (a) economic profit from 2005 to 2010; and (b) market value added from 2001 to 2010. In March 2008, an interim distribution was made to certain participants with a value of $13.3 million, paid in restricted stock units, with vesting of the interim distribution in three equal amounts on November 2008, November 2009 and November 2010. In September 2009, 187,400 restricted stock units, with two-year bullet vesting, were granted as the June 2009 New Participants Reserve Pool allocation under the VIP. The Plan terminated on December 31, 2010 and no final award was granted to participants. During the year ended December 31, 2011, the Company recorded an expense from the VIP of $1.3 million ($2.4 million—2010 and $0.6 million—2009), which is included in general and administrative expense. As at December 31, 2011 and 2010, there was no VIP liability.

Income taxes

The Company accounts for income taxes using the liability method. Under the liability method, deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company’s assets and liabilities using the applicable jurisdictional tax rates. A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.

Recognition of uncertain tax positions is dependent upon whether it is more-likely-than-not that a tax position taken or expected to be taken in a tax return will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. If a tax position meets the more-likely-than-not recognition threshold, it is measured to determine the amount of benefit to recognize in the financial statements based on GAAP guidance. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense.

The Company believes that it and its subsidiaries are not subject to taxation under the laws of the Republic of The Marshall Islands or Bermuda, or that distributions by its subsidiaries to the Company will be subject to any taxes under the laws of such countries, and that it qualifies for the Section 883 exemption under U.S. federal income tax purposes.

Accumulated other comprehensive (loss) income

The following table contains the changes in the balances of each component of accumulated other comprehensive income (loss) for the periods presented.

	Qualifying Cash Flow Hedging Instruments	Pension Adjustments	Unrealized Gain on Available for Sale Marketable Securities	Total
	$	$	$	$
Balance as of December 31, 2008	(58,723)	(23,338)	—	(82,061)
Other comprehensive income	61,646	13,044	5,837	80,527

Balance as of December 31, 2009	2,923	(10,294)	5,837	(1,534)
Other comprehensive (loss) income	(628)	(7,245)	1,236	(6,637)

Balance as of December 31, 2010	2,295	(17,539)	7,073	(8,171)
Other comprehensive (loss) income	(2,601)	(5,402)	(7,729)	(15,732)

Balance as of December 31, 2011	(306)	(22,941)	(656)	(23,903)

Employee pension plans

The Company has several defined contribution pension plans covering the majority of its employees. Pension costs associated with the Company’s required contributions under its defined contribution pension plans are based on a percentage of employees’ salaries and are charged to earnings in the year incurred. The Company also has a number of defined benefit pension plans covering certain of its employees. The Company accrues the costs and related obligations associated with its defined benefit pension plans based on actuarial computations using the projected benefits obligation method and management’s best estimates of expected plan investment performance, salary escalation, and other relevant factors. For the purpose of calculating the expected return on plan assets, those assets are valued at fair value. The overfunded or underfunded status of the defined benefit pension plans are recognized as assets or liabilities in the consolidated balance sheet. The Company recognizes as a component of other comprehensive income (loss) the gains or losses that arise during a period but that are not recognized as part of net periodic benefit costs.

Earnings (loss) per common share

The computation of basic earnings (loss) per share is based on the weighted average number of common shares outstanding during the period. The computation of diluted earnings per share assumes the exercise of all dilutive stock options and restricted stock awards using the treasury stock method. The computation of diluted loss per share does not assume such exercises.

Adoption of new accounting pronouncements

In January 2011, the Company adopted an amendment to Financial Accounting Standards Board (or FASB) Accounting Standards Codification (or ASC) 605, Revenue Recognition, that provides for a new methodology for establishing the fair value for a deliverable in a multiple-element arrangement. When vendor specific objective or third-party evidence for deliverables in a multiple-element arrangement cannot be determined, the Company will be required to develop a best estimate of the selling price of separate deliverables and to allocate the arrangement consideration using the relative selling price method. The adoption of this amendment did not have an impact on the Company’s consolidated financial statements.

On September 30, 2011, the Company adopted an amendment to FASB ASC 350, Intangibles—Goodwill and Other, that provides entities with the option of performing a qualitative assessment before performing the first step of the current two-step goodwill impairment test. If entities determine, on the basis of qualitative factors, it is not more likely than not that the fair value of the reporting unit is less than the carrying amount, then performing the two-step impairment test is not required. However, if an entity concludes otherwise, the existing two-step goodwill impairment test is performed. The adoption of this amendment did not have an impact on the Company’s consolidated financial statements.

Segment Reporting	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Segment Reporting
2.	Segment Reporting

The Company is a leading provider of international crude oil and gas marine transportation services and also offers offshore oil production storage and offloading services, primarily under long-term fixed-rate contracts.

The Company has four reportable segments: its shuttle tanker and FSO segment (or Teekay Shuttle and Offshore), its floating production, storage and offloading (or FPSO) segment (or Teekay Petrojarl), its liquefied gas segment (or Teekay Gas Services) and its conventional tanker segment (or Teekay Tanker Services). The Company’s shuttle tanker and FSO segment consists of shuttle tankers and FSO units. The Company’s FPSO segment consists of FPSO units and other vessels used to service its FPSO contracts. The Company’s liquefied gas segment consists of LNG and LPG carriers. The Company’s conventional tanker segment consists of conventional crude oil and product tankers that: (i) are subject to long-term, fixed-rate time-charter contracts, which have an original term of one year or more; (ii) operate in the spot tanker market; or (iii) are subject to time-charters or contracts of affreightment that are priced on a spot-market basis or are short-term, fixed-rate contracts, which have an original term of less than one year. Segment results are evaluated based on income from vessel operations. The accounting policies applied to the reportable segments is the same as those used in the preparation of the Company’s consolidated financial statements.

The following tables present results for these segments for the years ended December 31, 2011, 2010 and 2009.

Year ended December 31, 2011	Shuttle Tanker and FSO Segment $	FPSO Segment $	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $
Revenues	613,768	464,810	272,041	603,163	1,953,782
Voyage expenses	97,743	—	4,862	74,009	176,614
Vessel operating expenses	196,536	242,332	48,158	190,661	677,687
Time-charter hire expense	74,478	—	—	139,701	214,179
Depreciation and amortization	129,293	96,915	63,641	138,759	428,608
General and administrative (2)	60,359	52,854	20,586	89,817	223,616
Asset impairments and net loss (gain) on sale of vessels and equipment	43,356	(4,888)	—	112,591	151,059
Bargain purchase gain	—	(58,235)	—	—	(58,235)
Goodwill impairment	—	—	—	36,652	36,652
Restructuring charges	5,351	—	—	139	5,490

Income (loss) from vessel operations	6,652	135,832	134,794	(179,166)	98,112

Segment assets	2,182,461	2,225,830	2,924,653	2,572,685	9,905,629

Year ended December 31, 2010	Shuttle Tanker and FSO Segment $	FPSO Segment $	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $
Revenues (1)	622,195	463,931	248,378	761,249	2,095,753
Voyage expenses	111,003	—	29	134,065	245,097
Vessel operating expenses	182,614	209,283	46,497	192,153	630,547
Time charter hire expense	89,768	—	—	196,224	285,992
Depreciation and amortization	127,438	95,784	62,904	154,579	440,705
General and administrative (2)	51,281	42,714	20,147	79,601	193,743
Asset impairments and net loss (gain) on sale of vessels and equipment	19,480	—	(4,340)	34,010	49,150
Restructuring charges	704	—	394	15,298	16,396

Income (loss) from vessel operations	39,907	116,150	122,747	(44,681)	234,123

Segment assets	1,811,186	1,185,017	2,869,713	2,691,407	8,557,323

Year ended December 31, 2009	Shuttle Tanker and FSO Segment $	FPSO Segment $	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $
Revenues	583,320	390,576	246,472	961,237	2,181,605
Voyage expenses	86,499	—	1,018	206,574	294,091
Vessel operating expenses	173,463	200,856	50,704	190,741	615,764
Time charter hire expense	113,786	—	—	325,091	438,877
Depreciation and amortization	122,630	102,316	59,868	152,362	437,176
General and administrative (2)	50,923	34,276	20,007	93,630	198,836
Asset impairments and net loss on sale of vessels and equipment	1,902	—	—	10,727	12,629
Restructuring charges	7,032	—	4,177	3,235	14,444

Income (loss) from vessel operations	27,085	53,128	110,698	(21,123)	169,788

(1)	FPSO segment includes $59.2 million in revenue for the year ended December 31, 2010, related to operations in previous years as a result of executing a contract amendment in March 2010.
(2)	Includes direct general and administrative expenses and indirect general and administrative expenses (allocated to each segment based on estimated use of corporate resources).

A reconciliation of total segment assets to amounts presented in the accompanying consolidated balance sheets is as follows:

	December 31, 2011 $	December 31, 2010 $
Total assets of all segments	9,905,629	8,557,323
Cash	692,127	779,748
Accounts receivable and other assets	533,640	575,277

Consolidated total assets	11,131,396	9,912,348

The following table presents revenues and percentage of consolidated revenues for customers that accounted for more than 10% of the Company’s consolidated revenues during the periods presented. All of these customers are international oil companies.

(U.S. dollars in millions)	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Statoil ASA (1)	$283.7 or 15%	$330.4 or 16%	$346.6 or 16%
Petroleo Brasileiro SA (1)	$224.9 or 12%	$226.0 or 11%	$217.9 or 10%
BP PLC (2)	$190.3 (3)	$222.2 or 11%	$152.0 (3)

(1)	Shuttle tanker and FSO, FPSO and conventional tanker segments
(2)	Shuttle tanker and FSO, FPSO, liquefied gas and conventional tanker segments
(3)	Less than 10%

Acquisition of FPSO Units and Investment in Sevan Marine ASA	12 Months Ended
Dec. 31, 2011
Acquisition of FPSO Units and Investment in Sevan Marine ASA [Abstract]
Acquisition of FPSO Units and Investment in Sevan Marine ASA
3.	Acquisition of FPSO Units and Investment in Sevan Marine ASA

On November 30, 2011, the Company acquired from Sevan Marine ASA (or Sevan) the FPSO unit Sevan Hummingbird (or Hummingbird) and its existing customer contract for approximately $184 million (including an adjustment for working capital) and made an investment of approximately $25 million to obtain a 40% ownership interest in a recapitalized Sevan. The Company also entered into a cooperation agreement with Sevan relating to joint marketing of offshore projects, the development of future projects, and the financing of such projects. Concurrently, the Company’s subsidiary, Teekay Offshore Partners L.P. (or Teekay Offshore), acquired from Sevan the FPSO unit Sevan Piranema (or Piranema) and its existing customer contract for approximately $164 million (including an adjustment for working capital). The purchase price for the acquisitions of the Hummingbird and the Piranema and the investment in Sevan Marine were paid in cash and financed by a combination of new debt facilities, a private placement offering of Teekay Offshore common units and existing liquidity.

On November 30, 2011, the Company also entered into an agreement to acquire the FPSO unit Sevan Voyageur (or Voyageur) and its existing customer contract from Sevan. The Company will acquire the Voyageur once the existing upgrade project is completed and the Voyageur commences operations under its customer contract, currently expected to be in the fourth quarter of 2012. The Company will pay Sevan $94.0 million to acquire the Voyageur, will assume the Voyageur’s existing $230.0 million credit facility, which had an outstanding balance of $220.0 million on November 30, 2011, and are responsible for all upgrade costs after November 30, 2011, which are estimated to be between $110 and $130 million. The Company has control over the upgrade project and has guaranteed the repayment of the existing credit facility. The Voyageur has been consolidated by the Company effective November 30, 2011, as the Voyageur has been determined to be a variable interest entity (or VIE) and the Company has been determined to be the primary beneficiary. The following table summarizes the balance sheet of the Voyageur as at December 31, 2011:

ASSETS
Cash and cash equivalents	30,963
Other current assets	7,195
Vessels and equipment	322,092
Deferred tax assets	1,955

Total assets	362,205

LIABILITIES AND EQUITY
Accounts payable	11,860
Accrued liabilities	3,063
Long-term debt (note 8)	220,497
Derivative liabilities	4,969
Other long-term liabilities	1,523

Total liabilities	241,912
Total equity	120,293

Total liabilities and total equity	362,205

The 2007-built Piranema FPSO is currently operating under a long-term charter to Petrobras S.A. on the Piranema field located in the Brazil offshore region. The charter includes a firm contract period through March 2018, with up to 11 one-year extension options that includes cost-escalation clauses.

The 2008-built Hummingbird FPSO is currently operating under a charter to Centrica Energy Upstream on the Chestnut field in the UK sector of the North Sea. The charter was recently extended to September 2012 and thereafter, includes one six-month extension option, one three-year extension option and two one-year extension options.

The 2009-built Voyageur FPSO operated successfully on the Shelley field in the UK sector of the North Sea from August 2009 to August 2010. The unit is currently undergoing an upgrade prior to commencement of its charter contract with E.ON Ruhrgas UK E&P on the Huntington field in the UK sector of the North Sea. The charter is expected to commence in the fourth quarter of 2012 for a firm period of five years, with extension options.

This transaction consolidates the industry in the harsh environment FPSO space, broadens the Company’s FPSO offering to include both ship shape and cylindrical FPSO solutions and was concluded at an attractive price. A total bargain purchase gain of $58.2 million related to the acquisition of the FPSO units and the 40% equity investment in Sevan has been recorded in the consolidated statements of income (loss) for the year ended December 31, 2011.

During 2011, Sevan encountered severe financial difficulties following significant cost overruns on the upgrade of the Voyageur and was unable to service its existing financial obligations. The acceptance of the Company’s offer and the recognition of the bargain purchase gain, was in part due to the Company’s ability to structure the transaction in a way that would satisfy all the various stakeholders, including Sevan’s management, lenders, customers and shareholders, within a short time frame, the Company’s financial strength and limited competition in the transaction. As a result, the Company was able to purchase the assets at a discount in this distressed acquisition situation.

The Company’s acquisition was accounted for using the purchase method of accounting, based upon estimates of fair value. The estimated fair values of certain assets and liabilities have been determined with the assistance of third-party valuation specialists. Certain of these estimates of fair value, most notably vessels and equipment, investment in Sevan Marine and in-process revenue contracts, are preliminary and are subject to further adjustment. The operating results of the Hummingbird, Piranema and Voyageur are reflected in the Company’s consolidated financial statements from November 30, 2011, the effective date of acquisition. During December 2011, the Company recognized $14.5 million of revenue and $60.3 million of net income, including the bargain purchase gain, resulting from these acquisitions. In addition, the Company incurred $1.1 million of acquisition-related expenses, which are reflected in general and administrative expenses.

The following table summarizes the preliminary fair values of the assets acquired and liabilities, including the Voyageur VIE, assumed by the Company at November 30, 2011:

As at November 30,
2011
$
ASSETS
Cash and cash equivalents	50,230
Other current assets	29,209
Vessels and equipment	869,952
Deferred income taxes	3,307
Investment in Sevan Marine	49,200
Other assets—long-term	659

Total assets acquired	1,002,557

LIABILITIES
Current liabilities	41,376
In-process revenue contracts	158,968
Long-term debt (note 8)	220,497
Other long-term liabilities	6,036
Non-controlling interest	144,600

Total liabilities assumed	571,477

Net assets acquired	431,080

Bargain purchase gain	(58,235)

Cash consideration	372,845

The Company is obligated to fund the upgrade of the Voyageur. In addition to the upgrade, the Company is also obligated to make remaining payments to acquire the Voyageur (see Note 16 c).

The following table shows comparative summarized consolidated pro forma financial information for the Company for the years ended December 31, 2011 and 2010, giving effect to the Company’s acquisition of the Sevan FPSO units as if it had taken place on January 1, 2010:

	Pro Forma Year Ended December 31, 2011 (unaudited) $	Pro Forma Year Ended December 31, 2010 (unaudited) $
Revenues	2,109,929	2,284,336
Net loss	(382,432)	(176,456)
Loss per common share
—Basic	(5.18)	(3.79)
—Diluted	(5.18)	(3.79)

Investment in Term Loans	12 Months Ended
Dec. 31, 2011
Investment in Term Loans [Abstract]
Investment in Term Loans
4.	Investment in Term Loans

In February 2011, Teekay made a $70 million term loan (or the 2011 Loan) to an unrelated ship-owner of a 2011-built Very Large Crude Carrier (or VLCC). The 2011 Loan bears interest at 9% per annum, which is payable quarterly. The 2011 Loan is repayable in full in February 2014.

However, it may be repaid prior to maturity at the option of the borrower. The 2011 Loan is collateralized by a first priority mortgage on the VLCC, together with other related collateral.

In July 2010, the Company’s subsidiary Teekay Tankers Ltd. (or Teekay Tankers) acquired two term loans with a total principal amount outstanding of $115.0 million for a total cost of $115.6 million (the Loans). The Loans bear interest at an annual interest rate of 9% per annum, and include a repayment premium feature which provides a total investment yield of approximately 10% per annum. The 9% interest income is received in quarterly installments and the Loans and repayment premium are payable in full at maturity in July 2013 where the repayment premium of 3% is calculated on the principal amount of the Loans outstanding at maturity. As at December 31, 2011 and 2010, the repayment premium included in the principal balance was $1.5 million and $0.5 million, respectively. The Loans are collateralized by first-priority mortgages on two 2010-built VLCCs owned by a shipowner based in Asia, together with other related security. The Loans can be repaid prior to maturity, at the option of the borrower.

Interest income earned from the investments in the term loans is included in revenues in the consolidated statements of income (loss). As at December 31, 2011 and 2010, $2.8 million and $1.8 million, respectively, in interest receivable were recorded in the consolidated balance sheet as accounts receivable.

The maximum potential loss relating to these loans is the Company’s original investment of $185.6 million plus any unpaid interest, which exposes the Company to a concentration of credit risk.

Financing Transactions	12 Months Ended
Dec. 31, 2011
Financing Transactions [Abstract]
Financing Transactions
5.	Financing Transactions

Teekay Tankers is a Marshall Islands corporation formed by the Company to provide international marine transportation of crude oil. Teekay Tankers completed its initial public offering on December 12, 2007. As of December 31, 2011, Teekay owned 26.0% of the capital stock of Teekay Tankers, including Teekay Tankers’ outstanding shares of Class B common stock, which entitle the holders to five votes per share, subject to a 49% aggregate Class B Common Stock voting power maximum.

Teekay Offshore is a Marshall Islands limited partnership formed by the Company as part of its strategy to expand its operations in the offshore oil marine transportation, production, processing and storage sectors. Teekay Offshore completed its initial public offering on December 14, 2006. As of December 31, 2011, Teekay owned a 33.0% interest in Teekay Offshore, including common units and its 2% general partner interest.

Teekay LNG is a Marshall Islands limited partnership formed by the Company as part of its strategy to expand its operations in the LNG shipping sector. Teekay LNG provides LNG, LPG and crude oil marine transportation services under long-term, fixed-rate contracts with major energy and utility companies through its fleet of LNG and LPG carriers and Suezmax tankers. Teekay LNG completed its initial public offering on May 5, 2005. As of December 31, 2011, Teekay owned a 40.1% interest in Teekay LNG, including common units and its 2% general partner interest.

In connection with Teekay LNG’s initial public offering in May 2005, Teekay entered into an omnibus agreement with Teekay LNG, Teekay LNG’s general partner and others governing, among other things, when the Company and Teekay LNG may compete with each other and to provide the applicable parties certain rights of first offer on LNG carriers and Suezmax tankers. In December 2006, the omnibus agreement was amended in connection with Teekay Offshore’s initial public offering to govern, among other things, when the Company, Teekay LNG and Teekay Offshore may compete with each other and to provide the applicable parties certain rights of first offer on LNG carriers, oil tankers, shuttle tankers, FSO units and FPSO units.

During the years ended December 31, 2011, 2010 and 2009, the Company’s publicly traded subsidiaries, Teekay Tankers, Teekay Offshore and Teekay LNG completed the following financing transactions;

In February 2011, Teekay Tankers completed a public offering of 9.9 million common shares of its Class A Common Stock (including 1.3 million commons shares issued upon the full exercise of the underwriter’s overallotment option) at a price of $11.33 per share, for gross proceeds of $112.1 million. As a result of the offering, Teekay’s ownership of Teekay Tankers was reduced to 26.0% as of December 31, 2011. Teekay maintains voting control of Teekay Tankers through its ownership of shares of Teekay Tankers’ Class A and Class B common stock and continues to consolidate this subsidiary. See note 25(c) to the consolidated financial statements for information related to an equity offering by Teekay Tankers in February 2012.

In March 2011, Teekay sold its remaining 49% interest in Teekay Offshore Operating L.P. (or OPCO) to Teekay Offshore for a total purchase price of $386.3 million comprised of $175 million in cash (less $15 million in distributions made by OPCO to Teekay between December 31, 2010 and the date of acquisition) and 7.7 million newly issued Teekay Offshore common units (including the general partner’s 2% interest) of gross proceeds of $226.3 million. Consequently, the Company recognized a decrease to retained earnings and an increase in non-controlling interest of $94.8 million as the Company accounts for changes in its ownership interest in controlled subsidiaries as equity transactions. In July 2011, Teekay Offshore completed a private placement of 0.7 million common units to an institutional investor at a price of $28.04 per unit for gross proceeds of $20.4 million (including the general partner’s 2% proportionate capital contribution). In November 2011, Teekay Offshore completed a private placement of 7.3 million common units to a group of institutional investors at a price of $23.90 per unit for gross proceeds (including the general partner’s 2% proportionate capital contribution) of $173.5 million. As a result of the private placements and the acquisition of the 49% interest in OPCO by Teekay Offshore, Teekay’s ownership of Teekay Offshore was reduced to 33.0% (including the Company’s 2% general partner interest) as of December 31, 2011. Teekay maintains control of Teekay Offshore by virtue of its control of the general partner and continues to consolidate this subsidiary.

In April 2011, Teekay LNG , completed a public offering of 4.3 million common units (including 0.6 million common units issued upon the partial exercise of the underwriters’ overallotment option) at a price of $38.88 per unit, for gross proceeds (including the general partner’s 2% proportionate capital contribution) of approximately $168.7 million. In November 2011, Teekay LNG completed a public offering of 5.6 million common units at a price of $33.40 per unit, for gross proceeds of $187.4 million (including general partner’s 2% proportionate capital contribution). As a result of the offerings, Teekay’s ownership of Teekay LNG was reduced to 40.1% (including the Company’s 2% general partner interest) as of December 31, 2011. Teekay maintains control of Teekay LNG by virtue of its control of the general partner and continues to consolidate this subsidiary.

As a result of the 2011 financing transactions, the Company recorded an increase to retained earnings $124.2 million, which represents Teekay’s dilution gains from the issuance of units and shares in Teekay Tankers, Teekay Offshore and Teekay LNG, during the year ended December 31, 2011.

In March 2010, Teekay Offshore completed a public offering of 5.1 million common units (including 660,000 units issued upon exercise of the underwriters’ overallotment option) at a price of $19.48 per unit. In August 2010, Teekay Offshore completed a public offering of 6.0 million common units (including 787,500 units issued upon exercise of the underwriters’ overallotment option) at a price of $22.15 per unit. In December 2010, Teekay Offshore completed a public offering of 6.4 million common units (including 840,000 units issued upon exercise of the underwriters’ overallotment option) at a price of $27.84 per unit. In each case the general partner made a proportionate capital contribution to maintain its 2% interest.

In April 2010, Teekay Tankers completed a public offering of 8.8 million shares of its Class A Common Stock (including 1.1 million common shares issued upon the partial exercise of the underwriter’s overallotment option) at a price of $12.25 per share. Teekay Tankers concurrently issued to Teekay 2.6 million unregistered shares of its Class A Common Stock at the April 2010 offering price. In October 2010, Teekay Tankers completed a public offering of 8.6 million common shares of its Class A Common Stock (including 395,000 common shares issued upon the partial exercise of the underwriter’s overallotment option) at a price of $12.15 per share.

In July 2010, Teekay LNG completed a direct equity placement of 1.7 million common units at a price of $29.18 per unit. In November 2010, Teekay LNG issued to Exmar NV 1.1 million common units at a price of $35.44 per unit.

As a result of the 2010 offerings, direct equity placement, and unit issuance to Exmar NV, the Company recorded increases to retained earnings of $84.9 million, $20.6 million, and $17.7 million, respectively, which represents Teekay’s dilution gains from the issuance of units and shares in Teekay Offshore, Teekay LNG and Teekay Tankers, during the year ended December 31, 2010.

In August 2009, Teekay Offshore completed a public offering of 7.5 million common units (including 975,000 units issued upon the exercise in full of the underwriter’s overallotment option) at a price of $14.32 per unit. In June 2009, Teekay Tankers completed a public offering of 7.0 million shares of its Class A Common Stock at a price of $9.80 per share. In March 2009, Teekay LNG completed a public offering of 4.0 million common units at a price of $17.60 per unit. In November 2009, Teekay LNG completed a public offering of 4.0 million common units (including 450,650 units issued upon the exercise of the underwriter’s overallotment option) at a price of $24.40 per unit. In each case the general partner made a proportionate capital contribution to maintain its 2% interest. As a result of the 2009 offerings, Teekay recorded increases to retained earnings of $26.9, $12.6 million, and $1.7 million, respectively, which represents Teekay’s dilution gains from the issuance of units and shares in Teekay Offshore, Teekay LNG and Teekay Tankers during the year ended December 31, 2009.

The proceeds received from the financing transactions are summarized as follows:

	Total Proceeds Received $	Less: Teekay Corporation Portion $	Offering Expenses $	Net Proceeds Received $
2011
Teekay Tankers Public Offering	112,054	—	(4,820)	107,234
Teekay Offshore Private Equity Placements	420,145	(230,144)	(279)	189,722
Teekay LNG Public Offerings	356,133	(7,123)	(14,909)	334,101

2010
Teekay Offshore Public Offerings	419,989	(8,400)	(18,645)	392,944
Teekay Tankers Public Offerings	243,977	(32,000)	(9,279)	202,698
Teekay LNG Direct Equity Placement	51,020	(1,020)	—	50,000

2009
Teekay Offshore Public Offerings	107,042	(2,291)	(2,742)	102,009
Teekay Tankers Public Offerings	68,600	—	(3,044)	65,556
Teekay LNG Public Offerings	170,237	(3,436)	(7,805)	158,996

Goodwill, Intangible Assets and In-Process Revenue Contracts	12 Months Ended
Dec. 31, 2011
Goodwill, Intangible Assets and in Process Revenue Contracts [Abstract]
Goodwill, Intangible Assets and In-Process Revenue Contracts
6.	Goodwill, Intangible Assets and In-Process Revenue Contracts

Goodwill

The carrying amount of goodwill for the years ended December 31, 2010 and 2011, for the Company’s reportable segments are as follows:

	Shuttle Tanker and FSO Segment $	FPSO Segment $	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $
Balance as of December 31, 2010 and 2009	130,908	—	35,631	36,652	203,191
Goodwill impairment	—		—	(36,652)	(36,652)

Balance as of December 31, 2011	130,908	—	35,631	—	166,539

A goodwill impairment charge of $36.7 million was recognized in the Company’s consolidated statements of income (loss) for the year ended December 31, 2011 in respect of its Suezmax tanker reporting unit. The fair value of this reporting unit was determined using the present value of expected future cash flows discounted at a rate equivalent to a market participant’s weighted-average cost of capital. The estimates and assumptions regarding expected future cash flows and the appropriate discount rates are in part based upon existing contracts, future tanker market rates, historical experience, financial forecasts and industry trends and conditions. The recognition of the goodwill impairment charge was driven by the continuing weak tanker market, which has largely been caused by an oversupply of vessels relative to demand.

Intangible Assets

As at December 31, 2011, the Company’s intangible assets consisted of:

	Weighted-Average Amortization Period (Years)	Gross Carrying Amount $	Accumulated Amortization $	Net Carrying Amount $
Customer contracts	15.6	329,815	(194,266)	135,549
Other intangible assets	4.5	11,430	(10,237)	1,193

	15.2	341,245	(204,503)	136,742

As at December 31, 2010, the Company’s intangible assets consisted of:

	Weighted-Average Amortization Period (Years)	Gross Carrying Amount $	Accumulated Amortization $	Net Carrying Amount $
Customer contracts	13.7	347,085	(195,358)	151,727
Other intangible assets	4.5	11,430	(7,264)	4,166

	13.5	358,515	(202,622)	155,893

Aggregate amortization expense of intangible assets for the year ended December 31, 2011, was $19.1 million (2010—$26.2 million, 2009—$34.1 million), which is included in depreciation and amortization. Amortization of intangible assets for the five years following 2011 is expected to be $15.4 million (2012), $14.2 million (2013), $13.2 million (2014), $12.1 million (2015), $11.1 million (2016) and $70.8 million (thereafter).

During 2010, the Company recognized $31.7 million in write-downs of three vessel purchase options and certain in-charter customer contracts. The vessel purchase options and in-charter contracts either expired unexercised or were unlikely to be exercised by the Company. During 2009, the Company recognized a $16.1 million impairment of other intangible assets due to lower fair value of certain bareboat contracts compared to carrying values, expired time-charter hire contracts and write-down of vessel purchase options.

The write-downs are included in asset impairments and net loss on sale of vessels and equipment, on the consolidated statements of income (loss) and within the Company’s conventional tanker segment.

In-Process Revenue Contracts

As part of the Company’s acquisition of FPSO units from Sevan and its previous acquisitions of Petrojarl ASA (subsequently renamed Teekay Petrojarl AS, or Teekay Petrojarl) and 50% of OMI Corporation (or OMI), the Company assumed certain FPSO service contracts and time charter-out contracts with terms that were less favorable than the then prevailing market terms. The Company has recognized a liability based on the estimated fair value of these contracts. The Company is amortizing this liability over the estimated remaining terms of the contracts on a weighted basis based on the projected revenue to be earned under the contracts. During 2010, the Company increased the amortization term due to operating contract amendments for two FPSO units which resulted in a decrease in amortization of in-process revenue contracts during 2010 of $10.5 million.

Amortization of in-process revenue contracts for the year ended December 31, 2011 was $46.4 million (2010—$48.3 million), which is included in revenues on the consolidated statements of income (loss). Amortization for the five years following 2011 is expected to be $73.3 million (2012), $59.9 million (2013), $40.2 million (2014), $18.7 million (2015) and $116.5 million (thereafter).

Accrued Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Liabilities [Abstract]
Accrued Liabilities
7.	Accrued Liabilities

	December 31, 2011 $	December 31, 2010 $
Voyage and vessel expenses	209,058	179,553
Interest	63,310	70,760
Payroll and benefits and other	83,528	84,912
Deferred revenue	38,690	41,894

	394,586	377,119

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt
8.	Long-Term Debt

	December 31, 2011 $	December 31, 2010 $
Revolving Credit Facilities	2,244,634	1,697,237
Senior Notes (8.875%) due July 15, 2011	—	16,201
Senior Notes (8.5%) due January 15, 2020	446,825	446,559
Norwegian Kroner-denominated Bonds due November 2013	100,417	103,061
U.S. Dollar-denominated Term Loans due through 2021	2,069,860	1,782,423
U.S. Dollar-denominated Term Loan Variable Interest Entity due October 2016 (note 3)	220,450	—
Euro-denominated Term Loans due through 2023	348,905	373,301
U.S. Dollar-denominated Unsecured Demand Loan due to Joint Venture Partners	13,282	13,282

Total	5,444,373	4,432,064
Less current portion	401,376	276,508

Long-term portion	5,042,997	4,155,556

As of December 31, 2011, the Company had 14 long-term revolving credit facilities (or the Revolvers) available, which, as at such date, provided for aggregate borrowings of up to $3.0 billion, of which $0.8 billion was undrawn. Interest payments are based on LIBOR plus margins; at December 31, 2011, the margins ranged between 0.45% and 3.25% (2010—0.45% and 3.25%). At December 31, 2011 and December 31, 2010, the three-month LIBOR was 0.58% and 0.30%, respectively. The total amount available under the Revolvers reduces by $349.6 million (2012), $749.6 million (2013), $791.8 million (2014), $226.4 million (2015), $146.4 million (2016) and $784.0 million (thereafter). The Revolvers are collateralized by first-priority mortgages granted on 63 of the Company’s vessels, together with other related security, and include a guarantee from Teekay or its subsidiaries for all outstanding amounts.

In January 2010, the Company completed a public offering of senior unsecured notes due January 15, 2020 (or the 8.5% Notes) with a principal amount of $450 million. The 8.5% Notes were sold at a price equal to 99.181% of par and the discount is accreted using the effective interest rate of 8.625% per year. The Company capitalized issuance costs of $9.4 million, which is recorded in other non-current assets in the consolidated balance sheet and is amortized to interest expense over the term of the 8.5% notes. The 8.5% Notes rank equally in right of payment with all of Teekay’s existing and future senior unsecured debt and senior to any future subordinated debt of Teekay. The 8.5% Notes are not guaranteed by any of Teekay’s subsidiaries and effectively rank behind all existing and future secured debt of Teekay and other liabilities of its subsidiaries. In 2010, the Company repurchased a principal amount of $160.5 million of the Company’s 8.875% senior unsecured notes due July 15, 2011 (or the 8.875% Notes) using a portion of the proceeds from the 8.5% Notes offering, and recognized a loss on repurchase of $12.6 million. During the year ended December 31, 2011, the balance of the remaining 8.875% Notes was repaid upon maturity.

The Company may redeem the 8.5% Notes in whole or in part at any time before their maturity date at a redemption price equal to the greater of (i) 100% of the principal amount of the 8.5% Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 8.5% Notes to be redeemed (excluding accrued interest) discounted to the redemption date on a semi-annual basis, at the treasury yield plus 50 basis points, plus accrued and unpaid interest to the redemption date. In addition, at any time or from time to time prior to January 15, 2013, the Company may redeem up to 35% of the aggregate principal amount of the 8.5% Notes issued under the indenture with the net cash proceeds of one or more qualified equity offerings at a redemption price equal to 108.5% of the principal amount of the 8.5% Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date, provided certain conditions are met. No such redemptions have been made as at December 31, 2011.

In November 2010, Teekay Offshore issued NOK 600 million in senior unsecured bonds that mature in November 2013 in the Norwegian bond market. Teekay Offshore capitalized issuance costs of $1.3 million, which is recorded in other non-current assets in the consolidated balance sheet and is amortized to interest expense over the term of the senior unsecured bonds. The bonds are listed on the Oslo Stock Exchange. Interest payments on the senior unsecured bonds are based on NIBOR plus a margin of 4.75%. Teekay Offshore has entered into a cross currency swap arrangement to swap the interest payments from NIBOR into LIBOR and the principal from Norwegian Kroner to U.S. dollars. Teekay Offshore entered the interest rate swap to swap the interest payments from LIBOR to a fixed rate of 1.12%, and the LIBOR rate receivable from the interest rate swap is capped at 3.5% (See note 15). See Note 25(a) to the consolidated financial statements for information related to a Norwegian bond offering by Teekay Offshore in January 2012.

As of December 31, 2011, the Company had 16 U.S. Dollar-denominated term loans outstanding, which totalled $2.1 billion (December 31, 2010—$1.8 billion). Certain of the term loans with a total outstanding principal balance of $372.7 million, as at December 31, 2011 (December 31, 2010—$417.4 million) bear interest at a weighted-average fixed rate of 5.3% (December 31, 2010—5.3%). Interest payments on the remaining term loans are based on LIBOR plus a margin. At December 31, 2011 and 2010, the margins ranged between 0.3% and 3.25%. At December 31, 2011 and 2010, the three-month LIBOR was 0.58% and 0.30%, respectively. The term loan payments are made in quarterly or semi-annual payments commencing three or six months after delivery of each newbuilding vessel financed thereby, and 15 of the term loans have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 33 (December 31, 2010 – 28) of the Company’s vessels, together with certain other security. In addition, at December 31, 2011, all but $119.4 million (December 31, 2010—$122.5 million) of the outstanding term loans were guaranteed by Teekay or its subsidiaries.

The Voyageur FPSO unit has been consolidated by the Company effective November 30, 2011, as the Voyageur has been determined to be a VIE and the Company has been determined to be the primary beneficiary. As a result, the Company has included the Voyageur’s existing U.S. Dollar-denominated term loan (VIE term loan) outstanding, which as at December 31, 2011 totalled $220.5 million (December 31, 2010 – $nil). Interest payments on the VIE term loan are based on LIBOR plus a margin of 2.95% and are paid quarterly. The VIE term loan is collateralized by a first-priority mortgage on the Voyageur, together with certain other security.

The Company has two Euro-denominated term loans outstanding, which, as at December 31, 2011, totalled 269.2 million Euros ($348.9 million). The Company repays the loans with funds generated by two Euro-denominated long-term time-charter contracts. Interest payments on the loans are based on EURIBOR plus a margin. At December 31, 2011 and 2010, the margins ranged between 0.60% and 2.25% and the one-month EURIBOR at December 31, 2011, was 1.02% (December 31, 2010—0.78%). The Euro-denominated term loans reduce in monthly payments with varying maturities through 2023 and are collateralized by first-priority mortgages on two of the Company’s vessels, together with certain other security, and are guaranteed by a subsidiary of Teekay.

Both Euro-denominated term loans are revalued at the end of each period using the then prevailing Euro/U.S. Dollar exchange rate. Due in part to this revaluation, the Company recognized an unrealized foreign exchange gain of $12.7 million during the year ended December 31, 2011 (2010—$32.0 million gain, 2009—$20.9 million loss).

The Company has one U.S. Dollar-denominated loan outstanding owing to a joint venture partner, which, as at December 31, 2011, totalled $13.3 million (2010—one loan totaling $13.8 million), including accrued interest. Interest payments on the loan, which are based on a fixed interest rate of 4.84%, commenced in February 2008. This loan is repayable on demand no earlier than February 27, 2027.

The weighted-average effective interest rate on the Company’s long-term aggregate debt as at December 31, 2011, was 2.6% (December 31, 2010—2.3%). This rate does not include the effect of the Company’s interest rate swap agreements (see Note 15).

The aggregate annual long-term debt principal repayments required to be made by the Company subsequent to December 31, 2011, are $401.4 million (2012), $1.1 billion (2013), $1.0 billion (2014), $343.6 million (2015), $288.1 million (2016) and $2.3 billion (thereafter).

Among other matters, the Company’s long-term debt agreements generally provide for maintenance of minimum consolidated financial covenants and certain loan agreements with outstanding amounts totalling $671.8 million as at December 31, 2011 (December 31, 2010—$541.0 million), require the maintenance of market value to loan ratios. Certain loan agreements require that a minimum level of free cash be maintained and as at December 31, 2011 and 2010, this amount was $100.0 million. Certain of the loan agreements also require that the Company maintain an aggregate level of free liquidity and undrawn revolving credit lines with at least six months to maturity, of 5% to 7.5% of total debt. As at December 31, 2011, this amount was $318.3 million (December 31, 2010—$236.5 million).

As at December 31, 2011, the Company was in compliance with all covenants in the credit facilities and long-term debt.

Operating and Direct Financing Leases	12 Months Ended
Dec. 31, 2011
Operating and Direct Financing Leases [Abstract]
Operating and Direct Financing Leases
9.	Operating and Direct Financing Leases

Charters-in

As at December 31, 2011, minimum commitments to be incurred by the Company under vessel operating leases by which the Company charters-in vessels were approximately $250.8 million, comprised of $125.1 million (2012), $68.2 million (2013), $23.0 million (2014), $16.0 million (2015), $9.1 million (2016) and $9.4 million (thereafter). The Company recognizes the expense from these charters, which is included in time-charter hire expense, on a straight-line basis over the firm period of the charters.

Charters-out

Time-charters and bareboat charters of the Company’s vessels to third parties (except as noted below) are accounted for as operating leases. Certain of these charters provide the charterer with the option to acquire the vessel or the option to extend the charter. As at December 31, 2011, minimum scheduled future revenues to be received by the Company on time-charters and bareboat charters then in place were approximately $10.1 billion, comprised of $1.3 billion (2012), $1.1 billion (2013), $1.1 billion (2014), $1.1 billion (2015), $1.0 billion (2016) and $4.5 billion (thereafter). The minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years. Minimum scheduled future revenues do not include revenue generated from new contracts entered into after December 31, 2011, revenue from unexercised option periods of contracts that existed on December 31, 2011 or variable or contingent revenues. In addition, minimum scheduled future revenues presented in this paragraph have been reduced by estimated off-hire time for period maintenance. The amounts may vary given unscheduled future events such as vessel maintenance.

The carrying amount of the vessels employed on operating leases at December 31, 2011, was $5.3 billion (2010—$5.5 billion). The cost and accumulated depreciation of the vessels on time charter as at December 31, 2011 and 2010 were $7.2 billion, $1.9 billion, and $7.4 billion, $1.9 billion, respectively.

Operating Lease Obligations

Teekay Tangguh Subsidiary

The Company’s subsidiary Teekay LNG owns a 99% interest in Teekay Tangguh, which owns a 70% interest in Teekay Tangguh Subsidiary, essentially giving it a 69% interest in the Teekay Tangguh Subsidiary. As at December 31, 2011, the Teekay Tangguh Subsidiary was a party to operating leases whereby it is the lessor and is leasing its two LNG carriers (or the Tangguh LNG Carriers) to a third party company (or Head Leases). The Teekay Tangguh Subsidiary is then leasing back the LNG carriers from the same third party company (or Subleases). Under the terms of these leases, the third party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the Teekay Tangguh Subsidiary. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the third party company is entitled to increase the lease payments under the Sublease to maintain its agreed after-tax margin. The Teekay Tangguh Subsidiary’s carrying amount of this tax indemnification is $9.9 million and is included as part of other long-term liabilities in the accompanying consolidated balance sheets of the Company. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2033. Although there is no maximum potential amount of future payments, the Teekay Tangguh Subsidiary may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Teekay Tangguh Subsidiary will be required to pay termination sums to the third party company sufficient to repay the third party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20 year terms and are classified as operating leases. The Head Lease and the Sublease for each of the two Tangguh LNG Carriers commenced in November 2008 and March 2009, respectively.

As at December 31, 2011, the total estimated future minimum rental payments to be received and paid under the lease contracts are as follows:

Year	Head Lease Receipts (1)	Sublease Payments (1)
2012	28,859	24,999
2013	28,843	24,999
2014	28,828	24,999
2015	22,188	24,999
2016	21,242	24,999
Thereafter	260,306	306,356

Total	$390,266	$431,351

(1)	The Head Leases are fixed-rate operating leases while the Subleases have a small variable-rate component. As at December 31, 2011, the Teekay Tangguh Subsidiary had received $120.1 million of aggregate Head Lease receipts and had paid $66.0 million of Sublease payments.

Net Investment in Direct Financing Leases

The time-charters for two of the Company’s LNG carriers, one FSO unit and equipment that reduce volatile organic compound emissions (or VOC equipment) are accounted for as direct financing leases. The following table lists the components of the net investments in direct financing leases:

	December 31, 2011 $	December 31, 2010 $
Total minimum lease payments to be received	741,604	796,137
Estimated unguaranteed residual value of leased properties	203,465	203,465
Initial direct costs and other	1,636	1,726
Less unearned revenue	(486,797)	(513,812)

Total	459,908	487,516
Less current portion	23,171	26,791

Long-term portion	436,737	460,725

As at December 31, 2011, minimum lease payments to be received by the Company in each of the next five years following 2011 were $62.4 million (2012), $49.5 million (2013), $48.1 million (2014), $47.1 million (2015) and $47.3 million (2016). The VOC equipment lease is scheduled to expire in 2014, the FSO contract is scheduled to expire in 2017, and the LNG time-charters are both scheduled to expire in 2029.

Capital Lease Obligations and Restricted Cash	12 Months Ended
Dec. 31, 2011
Capital Lease Obligations and Restricted Cash [Abstract]
Capital Lease Obligations and Restricted Cash
10.	Capital Lease Obligations and Restricted Cash

Capital Lease Obligations

	December 31, 2011	December 31, 2010
	$	$
RasGas II LNG Carriers	471,397	470,752
Spanish-Flagged LNG Carrier	—	81,881
Suezmax Tankers	175,650	185,501

Total	647,047	738,134
Less current portion	47,203	267,382

Long-term portion	599,844	470,752

RasGas II LNG Carriers. As at December 31, 2011, the Company was a party, as lessee, to 30-year capital lease arrangements relating to three LNG carriers (or the RasGas II LNG Carriers) that operate under time-charter contracts with Ras Laffan Liquefied Natural Gas Co. Limited (II) (or RasGas II), a joint venture between Qatar Petroleum and ExxonMobil RasGas Inc., a subsidiary of Exxon Mobil Corporation. The Company has a 70% share in the leases for the RasGas II LNG Carriers.

Under the terms of the RasGas II LNG Carriers capital lease arrangements, the lessor claims tax depreciation on the capital expenditures it incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin. The Company’s carrying amount of the tax indemnification guarantee as at December 31, 2011 was $16.1 million and is included as part of other long-term liabilities in the Company’s consolidated balance sheets.

The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2041. Although there is no maximum potential amount of future payments, the Company may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Company will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax-effect of the terminations, including recapture of any tax depreciation.

At their inception, the weighted-average interest rate implicit in these leases was 5.2%. These capital leases are variable-rate capital leases. As at December 31, 2011, the commitments under these capital leases approximated $1.0 billion, including imputed interest of ($529.7) million, repayable as follows:

Year	Commitment
2012	$24.0 million
2013	$24.0 million
2014	$24.0 million
2015	$24.0 million
2016	$24.0 million
Thereafter	$881.1 million

As the payments in the next five years only cover a portion of the estimated interest expense, the lease obligation will continue to increase. Starting in 2024, the lease payments will increase to cover both interest and principal to commence reduction of the principal portion of the lease obligations.

Spanish-Flagged LNG Carrier. The Company’s capital lease on one LNG carrier, the Madrid Spirit, expired and the Company purchased the vessel at the end of the lease term in December 2011. The purchase obligation was fully funded with restricted cash deposits.

Suezmax Tankers. As at December 31, 2011, the Company was a party, as lessee, to capital leases on five Suezmax tankers. Under the terms of the lease arrangements, the Company is required to purchase these vessels after the end of their respective lease terms for a fixed price. At the inception of these leases, the weighted-average interest rate implicit in these leases was 7.4%. These capital leases are variable-rate capital leases; however, any change in the lease payments resulting from changes in interest rates is offset by a corresponding change in the charter hire payments received by the Company. As at December 31, 2011, the remaining commitments under these capital leases, including the purchase obligations, approximated $201.1 million, including imputed interest of $25.5 million, repayable during 2012 through 2017.

FPSO Units. As at December 31, 2011, the Company was a party, as lessee, to capital leases on one FPSO unit, the Petrojarl Foinaven, and the topside production equipment for another FPSO unit, the Petrojarl Banff. However, prior to being acquired by Teekay, Teekay Petrojarl legally defeased its future charter obligations for these assets by making up-front, lump-sum payments to unrelated banks, which have assumed Teekay Petrojarl’s liability for making the remaining periodic payments due under the long-term charters (or Defeased Rental Payments) and termination payments under the leases.

The Defeased Rental Payments for the Petrojarl Foinaven were based on assumed Sterling LIBOR of 8% per annum. If actual interest rates are greater than 8% per annum, the Company receives rental rebates; if actual interest rates are less than 8% per annum, the Company is required to pay rentals in excess of the Defeased Rental Payments. For accounting purposes, this contract feature is an embedded derivative, and has been separated from the host contract and is separately accounted for as a derivative instrument.

As is typical for these types of leasing arrangements, the Company has indemnified the lessors of the Petrojarl Foinaven for the tax consequence resulting from changes in tax laws or interpretation of such laws or adverse rulings by authorities and for fluctuations in actual interest rates from those assumed in the leases. The Company’s capital leases do not contain financial or restrictive covenants other than those relating to operation and maintenance of the vessels.

Restricted Cash

Under the terms of the capital leases for the RasGas II LNG Carriers, the Company is required to have on deposit with financial institutions an amount of cash that, together with interest earned on the deposits, will equal the remaining amounts owing under the leases. These cash deposits are restricted to being used for capital lease payments and have been fully funded primarily with term loans (see Note 8).

As at December 31, 2011 and 2010, the amount of restricted cash on deposit for the three RasGas II LNG Carriers was $479.1 million and $477.2 million, respectively. As at December 31, 2011 and 2010, the weighted-average interest rates earned on the deposits were 0.3% and 0.4%, respectively. These rates do not reflect the effect of related interest rate swaps (see Note 15).

The restricted cash relating to the Madrid Spirit was used to fund the purchase obligation relating to the capital lease in 2011. As at December 31, 2011 and December 31, 2010, the amount of restricted cash on deposit for the Madrid Spirit was nil and 61.7 million Euros ($82.6 million), respectively. As at December 31, 2011 and December 31, 2010, the weighted-average interest rates earned on these deposits were 5.0%.

The Company also maintains restricted cash deposits relating to certain term loans and other obligations, which totalled $21.1 million and $16.5 million as at December 31, 2011 and 2010, respectively.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements
11.	Fair Value Measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instruments and other non-financial assets.

Cash and cash equivalents, restricted cash and marketable securities—The fair value of the Company’s cash and cash equivalents restricted cash, and marketable securities approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Vessels held for sale—The fair value of the Company’s vessels held for sale is based on selling prices of similar vessels and approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Investment in term loans—The fair value of the Company’s investment in term loans is estimated using a discounted cash flow analysis, based on current rates currently available for debt with similar terms and remaining maturities. In addition, an assessment of the credit worthiness of the borrower and the value of the collateral is taken into account when determining the fair value.

Loans to equity accounted investees and loans from equity accounted investees – The fair value of the Company’s loans to joint ventures and loans from joint venture partners approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Long-term debt—The fair value of the Company’s fixed-rate and variable-rate long-term debt is either based on quoted market prices or estimated using discounted cash flow analyses, based on current rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Company.

Derivative instruments—The fair value of the Company’s derivative instruments is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account, as applicable, fixed interest rates on interest rate swaps, current interest rates, foreign exchange rates, and the current credit worthiness of both the Company and the derivative counterparties. The estimated amount is the present value of future cash flows. The Company transacts all of its derivative instruments through investment-grade rated financial institutions at the time of the transaction and requires no collateral from these institutions. For the Foinaven FPSO embedded derivative (see Note 10), the calculation of the fair value takes into account the fixed rate in the contract, current interest rates and foreign exchange rates. Given the current volatility in the credit markets, it is reasonably possible that the amounts recorded as derivative assets and liabilities could vary by material amounts in the near term.

The Company categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1. Observable inputs such as quoted prices in active markets;

Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The estimated fair value of the Company’s financial instruments and other non-financial assets and categorization using the fair value hierarchy for those financial instruments that are measured at fair value on a recurring basis is as follows:

		December 31, 2011		December 31, 2010
		Carrying	Fair	Carrying	Fair
	Fair Value	Amount	Value	Amount	Value
	Hierarchy	Asset (Liability)	Asset (Liability)	Asset (Liability)	Asset (Liability)
	Level (1)	$	$	$	$
Recurring
Cash and cash equivalents, restricted cash, and marketable securities	Level 1	1,200,063	1,200,063	1,377,399	1,377,399
Derivative instruments (note 15)
Interest rate swap agreements (2)	Level 2	(707,437)	(707,437)	(557,991)	(557,991)
Interest rate swap agreements (2)	Level 2	159,603	159,603	66,869	66,869
Cross currency interest swap agreement	Level 2	2,677	2,677	4,233	4,233
Foreign currency contracts	Level 2	(4,362)	(4,362)	11,375	11,375
Foinaven embedded derivative	Level 2	3,385	3,385	(3,500)	(3,500)
Non-recurring
Vessels and equipment (3)	Level 2	118,682	118,682	—	—
Equity accounted investments (4)	Level 3	9,623	9,623	—	—
Vessels held for sale	Level 2	19,000	19,000	—	—
Other
Investment in term loans (note 4)		189,666	190,939	116,014	120,837
Loans to equity accounted investees and joint venture partners		85,248	85,248	32,750	32,750
Loans from equity accounted investees		—	—	(59)	(59)
Long-term debt		(5,444,373)	(5,072,214)	(4,432,064)	(4,192,646)

(1)	The fair value hierarchy level is only applicable to each financial instrument on the consolidated balance sheets that are recorded at fair value on a recurring basis.
(2)	The fair value of the Company’s interest rate swap agreements at December 31, 2011 includes $24.5 million (December 31, 2010—$31.0 million) of net accrued interest which is recorded in accrued liabilities on the consolidated balance sheet.
(3)	The fair value measurement used to determine the impairment of the vessels was calculated based upon the estimated sales price of the vessel or the estimated scrap value of the respective vessels.
(4)	The fair value measurement used to determine the impairment of the investment in Petrotrans Holdings Ltd. (or PTH) was based upon the estimated liquidation values of the underlying net assets of the investment.

There are no other non-financial assets or non-financial liabilities carried at fair value as at December 31, 2011 and December 31, 2010.

Capital Stock	12 Months Ended
Dec. 31, 2011
Capital Stock [Abstract]
Capital Stock
12.	Capital Stock

The authorized capital stock of Teekay at December 31, 2011 and 2010, was 25,000,000 shares of Preferred Stock, with a par value of $1 per share, and 725,000,000 shares of Common Stock, with a par value of $0.001 per share. During 2011, the Company issued 0.6 million common shares upon the exercise of stock options and restricted stock units and awards, and had share repurchases of 3.9 million common shares. During 2010, the Company issued 0.6 million common shares upon the exercise of stock options and restricted stock units and awards, and had share repurchases of 1.2 million common shares. As at December 31, 2011, Teekay had issued 74,391,691 shares of Common Stock (2010—73,749,793) and no shares of Preferred Stock issued. As at December 31, 2011, Teekay had 68,732,341 shares of Common Stock outstanding (2010—72,012,843).

Dividends may be declared and paid out of surplus only, but if there is no surplus, dividends may be declared or paid out of the net profits for the fiscal year in which the dividend is declared and for the preceding fiscal year. Surplus is the excess of the net assets of the Company over the aggregated par value of the issued shares of the Teekay. Subject to preferences that may apply to any shares of preferred stock outstanding at the time, the holders of common stock are entitled to share equally in any dividends that the board of directors may declare from time to time out of funds legally available for dividends.

During 2008, Teekay announced that its Board of Directors had authorized the repurchase of up to $200 million of shares of its Common Stock in the open market, subject to cancellation upon approval by the Board of Directors. As at December 31, 2011, Teekay had repurchased approximately 5.2 million shares of Common Stock for $162.3 million pursuant to such authorizations. The total remaining share repurchase authorization at December 31, 2011, was $37.7 million.

On July 2, 2010, the Company amended and restated its Stockholder Rights Agreement (the Rights Agreement), which was originally adopted by the Board of Directors in September 2000. In September 2000, the Board of Directors declared a dividend of one common share purchase right (a Right) for each outstanding share of the Company’s common stock. These Rights continue to remain outstanding and will not be exercisable and will trade with the shares of the Company’s common stock until after such time, if any, as a person or group becomes an “acquiring person” as set forth in the amended Rights Agreement. A person or group will be deemed to be an “acquiring person,” and the Rights generally will become exercisable, if a person or group acquires 20% or more of the Company’s common stock, or if a person or group commences a tender offer that could result in that person or group owning more than 20% of the Company’s common stock, subject to certain higher thresholds for existing stockholders that currently own in excess of 15% of the Company’s common stock. Once exercisable, each Right held by a person other than the “acquiring person” would entitle the holder to purchase, at the then-current exercise price, a number of shares of common stock of the Company having a value of twice the exercise price of the Right. In addition, if the Company is acquired in a merger or other business combination transaction after any such event, each holder of a Right would then be entitled to purchase, at the then-current exercise price, shares of the acquiring company’s common stock having a value of twice the exercise price of the Right. The amended Rights Agreement will expire on July 1, 2020, unless the expiry date is extended or the Rights are earlier redeemed or exchanged by the Company.

Stock-based compensation

As at December 31, 2011, the Company had reserved pursuant to its 1995 Stock Option Plan and 2003 Equity Incentive Plan (collectively referred to as the Plans) 4,895,787 shares of Common Stock (2010 – 5,537,381) for issuance upon exercise of options or equity awards granted or to be granted. During the years ended December 31, 2011, 2010 and 2009, the Company granted options under the Plans to acquire up to 95,604, 733,167, and 1,517,900 shares of Common Stock, respectively, to certain eligible officers, employees and directors of the Company. The options under the Plans have ten-year terms and vest equally over three years from the grant date. All options outstanding as of December 31, 2011, expire between March 11, 2012 and March 14, 2021, ten years after the date of each respective grant.

A summary of the Company’s stock option activity and related information for the years ended December 31, 2011, 2010 and 2009, are as follows:

	December 31, 2011		December 31, 2010		December 31, 2009
	Options (000’s) #	Weighted- Average Exercise Price $	Options (000’s) #	Weighted- Average Exercise Price $	Options (000’s) #	Weighted- Average Exercise Price $
Outstanding-beginning of year	6,123	31.54	5,983	31.46	4,813	37.22
Granted	96	34.93	733	24.42	1,518	11.84
Exercised	(363)	16.14	(380)	15.12	(180)	12.21
Forfeited / expired	(143)	33.11	(213)	29.00	(168)	35.16

Outstanding-end of year	5,713	32.47	6,123	31.54	5,983	31.46

Exercisable-end of year	4,656	35.40	3,963	36.80	3,299	36.50

A summary of the Company’s non-vested stock option activity and related information for the years ended December 31, 2011, 2010 and 2009, are as follows:

	December 31, 2011		December 31, 2010		December 31, 2009
	Options (000’s) #	Weighted- Average Grant Date Fair Value $	Options (000’s) #	Weighted- Average Grant Date Fair Value $	Options (000’s) #	Weighted- Average Grant Date Fair Value $
Outstanding non-vested stock options- beginning of year	2,160	6.36	2,684	6.56	2,240	10.59
Granted	96	11.27	733	8.16	1,518	3.74
Vested	(1,071)	6.18	(1,084)	7.48	(974)	10.88
Forfeited	(128)	11.47	(173)	10.06	(100)	11.38

Outstanding non-vested stock options-end of year	1,057	6.40	2,160	6.36	2,684	6.56

The weighted average grant date fair value for options forfeited in 2011 was $1.2 million (2010—$1.7 million).

As of December 31, 2011, there was $2.0 million of total unrecognized compensation cost related to non-vested stock options granted under the Plans. Recognition of this compensation is expected to be $1.5 million (2012), and $0.5 million (2013). During the years ended December 31, 2011, 2010 and 2009, the Company recognized $5.3 million, $8.1 million and $9.8 million, respectively, of compensation cost relating to stock options granted under the Plans. The intrinsic value of options exercised during 2011 was $3.8 million (2010—$6.8 million; 2009—$2.0 million).

As at December 31, 2011, the intrinsic value of the outstanding in–the-money stock options was $20.9 million (2010—$41.6 million) and exercisable stock options was $12.6 million (2010—$14.3 million). As at December 31, 2011, the weighted-average remaining life of options vested and expected to vest was 5.4 years (2010—6.2 years).

Further details regarding the Company’s outstanding and exercisable stock options at December 31, 2011 are as follows:

	Outstanding Options			Exercisable Options
Range of Exercise Prices	Options (000’s) #	Weighted- Average Remaining Life (Years)	Weighted- Average Exercise Price $	Options (000’s) #	Weighted- Average Remaining Life (Years)	Weighted- Average Exercise Price $
$10.00 – $14.99	1,085	7.2	11.84	599	7.2	11.84
$15.00 – $19.99	439	0.8	19.57	439	0.8	19.57
$20.00 – $29.99	685	8.2	24.39	207	8.1	24.33
$30.00 – $34.99	444	3.8	33.86	351	2.3	33.58
$35.00 – $39.99	753	4.3	38.98	753	4.3	38.98
$40.00 – $44.99	1,276	6.2	40.41	1,276	6.2	40.41
$45.00 – $49.99	352	3.2	46.80	352	3.2	46.80
$50.00 – $59.99	676	5.2	51.40	676	5.2	51.40
$60.00 – $64.99	3	5.3	60.96	3	5.3	60.96

	5,713	5.5	32.47	4,656	4.9	35.40

The weighted-average grant-date fair value of options granted during 2011 was $11.27 per option (2010—$8.16, 2009—$3.74). The fair value of each option granted was estimated on the date of the grant using the Black-Scholes option pricing model. The following weighted-average assumptions were used in computing the fair value of the options granted: expected volatility of 53.6% in 2011, 52.7% in 2010 and 45% in 2009; expected life of four years; dividend yield of 3.8% in 2011, 3.3% in 2010 and 2.3% in 2009; risk-free interest rate of 2.1% in 2011, 2.6% in 2010, and 2.0% in 2009; and estimated forfeiture rate of 11.2% in 2011, 9.8% in 2010 and 9.0% in 2009. The expected life of the options granted was estimated using the historical exercise behavior of employees. The expected volatility was generally based on historical volatility as calculated using historical data during the five years prior to the grant date.

The Company grants restricted stock units and performance share units to certain eligible officers, employees and directors of the Company. Each restricted stock unit and performance share unit is equivalent in value to one share of the Company’s common stock plus reinvested dividends from the grant date to the vesting date. The restricted stock units vest equally over two or three years from the grant date and the performance share units vest three years from the grant date. Upon vesting, the value of the restricted stock units and performance share units are paid to each grantee in the form of shares. The number of performance share units that vest will range from zero to three times the original number granted, based on certain performance and market conditions.

In February 2010, the Company modified settlement terms for its then outstanding restricted stock units, such that all restricted stock units will be paid in the form of shares. This modification decreased accrued liabilities by $4.0 million, decreased other long-term liabilities by $2.0 million, and increased additional paid-in capital by $6.0 million.

During 2011, the Company granted 358,180 restricted stock units with a fair value of $12.5 million and 73,349 performance share units with a fair value of $3.7 million, based on the quoted market price and a Monte Carlo valuation model, to certain of the Company’s employees and directors. During 2011, 214,863 restricted stock units with a market value of $4.9 million vested and that amount was paid to grantees by issuing 131,682 shares of common stock, net of withholding taxes. During 2010, the Company granted 263,620 restricted stock units with a fair value of $6.4 million and 87,054 performance share units with a fair value of $3.5 million, based on the quoted market price and a Monte Carlo valuation model, to certain of the Company’s employees and directors. During 2010, 227,165 restricted stock units with a market value of $4.9 million vested and that amount was paid to grantees by issuing 148,518 shares of common stock, net of withholding taxes. During 2009, the Company granted 568,342 restricted stock units with a fair value of $8.2 million based on the quoted market price, to certain of the Company’s employees and directors, of which 187,400 were issued pursuant to the Company’s VIP plan. During 2009, 102,300 restricted stock units with a market value of $2.5 million vested and that amount was paid to grantees by issuing 18,318 shares of common stock, net of withholding taxes and $1.9 million in cash. For the year ended December 31, 2011, the Company recorded an expense of $12.5 million (2010—$4.8 million, 2009—$4.0 million) related to the restricted stock units.

During 2011, the Company also granted 29,663 (2010 – 27,028 and 2009 – 47,570) shares of restricted stock awards with a fair value of $1.0 million, based on the quoted market price, to certain of the Company’s directors. The shares of restricted stock are issued when granted.

In March 2011, the Company incurred a one-time $11.0 million increase to the pension plan benefits of Bjorn Moller, who retired from his position as the Company’s President and Chief Executive Officer on April 1, 2011. The additional pension benefit was in recognition of Mr. Moller’s service to the Company. In addition, the Company recognized a compensation expense of approximately $4.7 million which related to the portion of Mr. Moller’s previously unvested outstanding stock-based compensation grants that vested on the date of his retirement. The total compensation expense related to Mr. Moller’s retirement of $15.7 million was recorded in general and administrative expense in the consolidated statements of income (loss) for the year ended December 31, 2011.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
13.	Related Party Transactions

As at December 31, 2011, Resolute Investments, Ltd. (or Resolute) owned 45.5% (2010—42.3%, 2009—41.9%) of the Company’s outstanding Common Stock. One of the Company’s directors, Thomas Kuo-Yuen Hsu, is the President and a director of Resolute. Another of the Company’s directors, Axel Karlshoej, is among the directors of Path Spirit Limited, which is the trust protector for the trust that indirectly owns all of Resolute’s outstanding equity. The Company’s Chairman, C. Sean Day, is engaged as a consultant to Kattegat Limited, the parent company of Resolute, to oversee its investments, including that in the Teekay group of companies.

Other Income	12 Months Ended
Dec. 31, 2011
Other Income [Abstract]
Other Income
14.	Other Income

	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
	$	$	$
Volatile organic compound emission plant lease income	2,900	4,714	6,892
Gain on sale of marketable securities	3,372	1,805	—
Miscellaneous income	6,088	1,008	6,635

Other income	12,360	7,527	13,527

Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities [Abstract]
Derivative Instruments and Hedging Activities
15.	Derivative Instruments and Hedging Activities

The Company uses derivatives to manage certain risks in accordance with its overall risk management policies.

Foreign Exchange Risk

The Company economically hedges portions of its forecasted expenditures denominated in foreign currencies with foreign currency forward contracts. Certain foreign currency forward contracts are designated, for accounting purposes, as cash flow hedges of forecasted foreign currency expenditures.

As at December 31, 2011, the Company was committed to the following foreign currency forward contracts:

			Fair Value / Carrying Amount
			of Asset / (Liability)		Expected Maturity
	Contract Amount In Foreign Currency	Average Forward	Hedge	Non-Hedge	2012	2013
	(millions)	Rate (1)	(in millions of U.S. Dollars)
Norwegian Kroner	1,044.5	6.00	$0.6	($1.6)	$141.3	$32.8
Euro	34.6	0.74	—	(1.7)	40.9	5.8
Canadian Dollar	36.8	1.01	(0.2)	(0.3)	31.8	4.6
British Pounds	34.5	0.64	(0.3)	(0.9)	46.5	7.8

			$0.1	($4.5)	$260.5	$51.0

(1)	Average contractual exchange rate represents the contracted amount of foreign currency one U.S. Dollar will buy.

The Company incurs interest expense on its Norwegian Kroner-denominated bonds. The Company has entered into a cross currency swap to economically hedge the foreign exchange risk on the principal and interest. As at December 31, 2011, the Company was committed to one cross currency swap with the notional amounts of NOK 600 million and $98.5 million, which exchanges a receipt of floating interest based on NIBOR plus a margin of 4.75% with a payment of floating interest based on LIBOR plus a margin of 5.04%. In addition, the cross currency swap locks in the transfer of principal to $98.5 million upon maturity in exchange for NOK 600 million. The fair value of the cross currency swap agreement as at December 31, 2011 was $2.7 million.

Interest Rate Risk

The Company enters into interest rate swap agreements which exchange a receipt of floating interest for a payment of fixed interest to reduce the Company’s exposure to interest rate variability on its outstanding floating-rate debt. In addition, the Company holds interest rate swaps which exchange a payment of floating rate interest for a receipt of fixed interest in order to reduce the Company’s exposure to the variability of interest income on its restricted cash deposits. The Company has not designated its interest rate swap agreements as cash flow hedges for accounting purposes.

As at December 31, 2011, the Company was committed to the following interest rate swap agreements related to its LIBOR-based debt, restricted cash deposits and EURIBOR-based debt, whereby certain of the Company’s floating-rate debt and restricted cash deposits were swapped with fixed-rate obligations or fixed-rate deposits:

	Interest Rate Index	Principal Amount $	Fair Value / Carrying Amount of Asset / (Liability) $	Weighted- Average Remaining Term (Years)	Fixed Interest Rate (%) (1)

LIBOR-Based Debt:
U.S. Dollar-denominated interest rate swaps (2)	LIBOR	423,748	(119,895)	25.1	4.9
U.S. Dollar-denominated interest rate swaps	LIBOR	3,766,809	(561,747)	8.4	3.8
LIBOR-Based Restricted Cash Deposit:
U.S. Dollar-denominated interest rate swaps (2)	LIBOR	470,199	159,603	25.1	4.8
EURIBOR-Based Debt:
Euro-denominated interest rate swaps (3) (4)	EURIBOR	348,905	(25,795)	12.5	3.1

		5,009,661	(547,834)

(1)	Excludes the margins the Company pays on its variable-rate debt, which as of December 31, 2011 ranged from 0.30% to 3.25%.
(2)	Principal amount reduces quarterly.
(3)	Principal amount reduces monthly to 70.1 million Euros ($90.9 million) by the maturity dates of the swap agreements.
(4)	Principal amount is the U.S. Dollar equivalent of 269.2 million Euros.

Spot Tanker Market Risk

In order to reduce variability in revenues from fluctuations in certain spot tanker market rates, from time to time the Company has entered into forward freight agreements (or FFAs). FFAs involve contracts to move a theoretical volume of freight at fixed-rates, thus attempting to reduce the Company’s exposure to spot tanker market rates. As at December 31, 2011 and 2010, the Company had no FFAs commitments. Net gains and losses from FFAs are recorded within realized and unrealized gain (loss) on non-designated derivative instruments in the consolidated statements of income (loss).

Commodity Price Risk

From time to time, the Company enters into bunker fuel swap contracts relating to a portion of its bunker fuel expenditures. As at December 31, 2011 and 2010, the Company had no bunker fuel swap contract commitments. Net gains and losses from the bunker fuel swap contracts are recorded within realized and unrealized gain (loss) on non-designated derivative instruments in the consolidated statements of income (loss).

Tabular Disclosure

The following table presents the location and fair value amounts of derivative instruments, segregated by type of contract, on the Company’s consolidated balance sheets.

	Current Portion of Derivative Assets	Derivative Assets	Accrued Liabilities	Current Portion of Derivative Liabilities	Derivative Liabilities
As at December 31, 2011:
Derivatives designated as a cash flow hedge:
Foreign currency contracts	1,551	28	—	(1,192)	(264)
Derivatives not designated as a cash flow hedge:
Foreign currency contracts	2,592	3	—	(6,248)	(832)
Interest rate swap agreements	15,608	139,651	(24,750)	(109,897)	(568,446)
Cross currency swap	1,576	875	225	—	—
Foinaven embedded derivative (note 10)	3,385	—	—	—	—

	24,712	140,557	(24,525)	(117,337)	(569,542)

As at December 31, 2010:
Derivatives designated as a cash flow hedge:
Foreign currency contracts	3,437	1,546	—	(652)	22
Derivatives not designated as a cash flow hedge:
Foreign currency contracts	4,988	3,172	—	(1,050)	(88)
Interest rate swap agreements	16,759	45,524	(31,174)	(135,171)	(387,058)
Forward freight agreements	2,031	2,003	199	—	—
Foinaven embedded derivative	—	3,738	—	(7,238)	—

	27,215	55,983	(30,975)	(144,111)	(387,124)

For the periods indicated, the following table presents the effective portion of gains (losses) on foreign currency contracts designated and qualifying as cash flow hedges that was recognized in (1) accumulated other comprehensive income (or AOCI), (2) recorded in accumulated other comprehensive income (loss) during the term of the hedging relationship and reclassified to earnings, and (3) the ineffective portion of gains (losses) on derivative instruments designated and qualifying as cash flow hedges.

Year Ended December 31, 2011				Year Ended December 31, 2010
Balance Sheet (AOCI)	Statement of Income (Loss)			Balance Sheet (AOCI)	Statement of Income (Loss)
Effective Portion	Effective Portion	Ineffective Portion		Effective Portion	Effective Portion	Ineffective Portion
2,007	918	(568)	Vessel operating expenses	(3,559)	(680)	(3,473)	Vessel operating expenses
	4,636	(223)	General and administrative expenses		(2,360)	(1,402)	General and administrative expenses

2,007	5,554	(791)		(3,559)	(3,040)	(4,875)

Realized and unrealized (losses) gains from derivative instruments that are not designated for accounting purposes as cash flow hedges, are recognized in earnings and reported in realized and unrealized (losses) gains on non-designated derivatives in the consolidated statements of income (loss). The effect of the (loss) gain on derivatives not designated as hedging instruments in the statements of income (loss) are as follows:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2011	2010	2009
	$	$	$
Realized (losses) gains relating to:
Interest rate swap agreements	(132,931)	(154,098)	(127,936)
Interest rate swap amendments and terminations	(149,666)	—	—
Foreign currency forward contracts	9,965	(2,274)	(8,984)
Forward freight agreements, bunker fuel swap contracts and other	36	(7,914)	(1,293)

	(272,596)	(164,286)	(138,213)

Unrealized (losses) gains relating to:
Interest rate swap agreements	(58,405)	(146,780)	258,710
Foreign currency forward contracts	(11,399)	6,307	14,797
Forward freight agreements and bunker fuel swap contracts	—	(108)	4,167
Foinaven embedded derivative	(322)	5,269	585

	(70,126)	(135,312)	278,259

Total realized and unrealized (losses) gains on non-designated derivative instruments	(342,722)	(299,598)	140,046

Realized and unrealized gains (losses) of the cross currency swap are recognized in earnings and reported in foreign exchange gain (loss) in the consolidated statements of income (loss). For the year ended December 31, 2011, an unrealized loss of $(1.6) million (2010 gain—$4.0 million) and a realized gain of $2.9 million (2010—$0.2 million) have been recognized in the consolidated statements of income (loss) relating to the cross currency swap.

As at December 31, 2011, the Company’s accumulated other comprehensive loss included $0.3 million of unrealized losses on foreign currency forward contracts designated as cash flow hedges. As at December 31, 2011, the Company estimated, based on then current foreign exchange rates, that it would reclassify approximately $(0.4) million of net losses on foreign currency forward contracts from accumulated other comprehensive loss to earnings during the next 12 months. During 2010, the Company de-designated certain foreign currency forward contracts that were designated as cash flow hedges and reclassified $0.6 million of net losses from accumulated other comprehensive loss to earnings in the consolidated statement of income (loss). There were no de-designations in 2011.

The Company is exposed to credit loss to the extent the fair value represents an asset (see above) in the event of non-performance by the counterparties to the foreign currency forward contracts, and cross currency and interest rate swap agreements; however, the Company does not anticipate non-performance by any of the counterparties. In order to minimize counterparty risk, the Company only enters into derivative transactions with counterparties that are rated A- or better by Standard & Poor’s or A3 or better by Moody’s at the time of the transaction. In addition, to the extent possible and practical, interest rate swaps are entered into with different counterparties to reduce concentration risk.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
16.	Commitments and Contingencies

a)	Vessels Under Construction

As at December 31, 2011, the Company was committed to the construction of four shuttle tankers, one FPSO unit and the conversion of an existing Aframax tanker to an FPSO unit for a total cost of approximately $1.7 billion, excluding capitalized interest. The four shuttle tankers are scheduled for delivery in 2013 and the two FPSO units are scheduled to be delivered between 2012 and 2013. As at December 31, 2011, payments made towards these commitments totalled $499.1 million (excluding $8.8 million of capitalized interest and other miscellaneous construction costs). As at December 31, 2011, the remaining payments required to be made under these newbuilding contracts were $503.6 million in 2012, $707.4 million in 2013 and $13.5 million in 2014. See Note 25(b) to the consolidated financial statements for information related to the conversion of the existing Aframax tanker to an FPSO unit.

b)	Joint Ventures

Teekay has a 33% interest in a joint venture that charters four newbuilding 160,400-cubic meter LNG carriers for a period of 20 years to the Angola LNG Project, which is being developed by subsidiaries of Chevron Corporation, Sociedade Nacional de Combustiveis de Angola EP, BP Plc, Total S.A. and ENI SpA. The vessels are chartered at fixed rates, with inflation adjustments. The other members of the joint venture are Mitsui & Co., Ltd. and NYK Bulkship (Europe) Ltd., which hold 34% and 33% interests in the joint venture, respectively. In connection with this award, the joint venture entered into agreements with Samsung Heavy Industries Co. Ltd. to construct the four LNG carriers at a total cost of approximately $906.0 million (of which Teekay’s 33% portion was $299.0 million), excluding capitalized interest and other miscellaneous construction costs. During the year ended December 31, 2011, Teekay sold to Teekay LNG its 33% ownership interest in these vessels and related charter contracts, in accordance with existing agreements. During the year ended December 31, 2011, three of the Angola LNG carriers delivered and commenced their 20-year, fixed-rate charter contracts. The final Angola LNG carrier delivered in January 2012. As at December 31, 2011, payments made towards these commitments by the joint venture company totalled $770.1 million (of which Teekay’s 33% contribution was $254.1 million), excluding capitalized interest and other miscellaneous construction costs. As at December 31, 2011, the remaining payments required to be made under these contracts were $135.9 million (2012), of which Teekay’s share was 33% of this amount. Teekay has also provided certain guarantees in relation to the performance of the joint venture company. The fair value of the guarantees was a liability of $2.5 million and $1.8 million, respectively, as at December 31, 2011 and December 31, 2010 and is included as part of other long-term liabilities in the Company’s consolidated balance sheets.

In September 2010, Teekay Tankers entered into a joint venture arrangement (the Joint Venture) with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong) to have a VLCC newbuilding constructed, managed and chartered to third parties. Teekay Tankers has a 50% economic interest in the Joint Venture, which is jointly controlled by Teekay Tankers and Wah Kwong. The VLCC has an estimated purchase price of approximately $98 million (of which Teekay Tankers’ 50% portion is $49 million), excluding capitalized interest and other miscellaneous construction costs. The vessel is expected to deliver during the second quarter of 2013. As at December 31, 2011, the remaining payments required to be made under this newbuilding contract, including the Wah Kwong’s 50% share, was $44.1 million (2012) and $34.3 million (2013). As of December 31, 2011, the Joint Venture had received a firm commitment from a financial institution for a loan of approximately $68.6 million, which is subject to satisfactory completion of loan documentation. Teekay Tankers and Wah Kwong have each agreed to finance 50% of the costs to acquire the VLCC that are not financed with commercial bank financing. Teekay Tankers made its initial $9.8 million advance to the Joint Venture in October 2010. The advance is non-interest bearing, unsecured and the amount is recorded in loans to joint ventures and joint venture partners in the consolidated balance sheets. A third party has agreed to time-charter the vessel following its delivery for a term of five years at a fixed daily rate and an additional amount if the daily rate of any sub-charter earned by the third party exceeds a certain threshold.

c)	Purchase Obligation

As at December 31, 2011, the Company was committed to fund the remaining upgrade costs of the Voyageur FPSO unit in connection with the Sevan acquisition, for a total cost estimated to be between $110 and $130 million, excluding capitalized interest. The upgrades on the FPSO unit are expected to be completed by the fourth quarter of 2012. As at December 31, 2011, payments made towards these remaining upgrade costs totalled $22.7 million and the remaining payments required to be made are estimated to be between $90 and $105 million in 2012. In addition, the Company’s purchase of the FPSO unit is expected to be completed in the fourth quarter of 2012. In addition to the upgrade costs, the remaining payments required to be made to acquire the Voyageur total approximately $92.4 million (net of assumed debt of $230 million) in 2012.

d)	Legal Proceedings and Claims

The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers.

On November 13, 2006, the Company’s shuttle tanker, the Navion Hispania, collided with the Njord Bravo, an FSO unit, while preparing to load an oil cargo from the Njord Bravo. The Njord Bravo services the Njord field, which is operated by Statoil Petroleum AS (or Statoil) and is located off the Norwegian coast. At the time of the incident, Statoil was chartering the Navion Hispania from the Company. The Navion Hispania and the Njord Bravo both incurred damages as a result of the collision. In November 2007, Navion Offshore Loading AS (or NOL), our subsidiary, and two other subsidiaries of ours, were named as co-defendants in a legal action filed by Norwegian Hull Club (the hull and machinery insurers of the Njord Bravo) and various licensees in the Njord field (or the Plaintiffs). The claim sought damages for vessel repairs, expenses for a replacement vessel and other amounts related to production stoppage on the field, totaling NOK 213,000,000 (approximately USD $36 million). The matter was heard before the Stavanger District Court in December 2011. The court found that NOL is liable for damages to the Plaintiffs, but excluded a large part of the indirect or consequential losses from the liability. The court also found that Statoil is liable for the same amount of damages to NOL. The parties may appeal against the decision of the court. As a result of the recent judgment, as at December 31, 2011, the Company has recognized a liability of NOK 76,000,000 (approximately $12.7 million, which is a reduced amount in accordance with the court’s decision to exclude a large part of the indirect or consequential losses) and a corresponding receivable from Statoil ASA recorded in other liabilities and other assets, respectively.

The Company believes the likelihood of any losses relating to the claim is remote. The Company believes that the charter contract relating to the Navion Hispania requires that Statoil be responsible and indemnify the Company for all losses relating to the damage to the Njord Bravo. The Company also maintains P&I insurance for damages to the Navion Hispania and insurance for collision-related costs and claims. The Company believes that these insurance policies will cover the costs related to this incident, including any costs not indemnified by Statoil, subject to standard deductibles. In addition, Teekay has agreed to indemnify Teekay Offshore for any losses it may incur in connection with this incident.

Teekay Nakilat Corporation (or Teekay Nakilat), is the lessee under 30-year capital lease arrangements with a third party for the RasGas II LNG Carriers (or RasGas II Leases). The UK taxing authority, (or HMRC), has been urging our lessor as well as other lessors under capital lease arrangements that have tax benefits similar to the ones provided by the RasGas II Leases, to terminate such finance lease arrangements and has in other circumstances challenged the use of similar structures. As a result, the lessor has requested that Teekay Nakilat enter into negotiations to terminate the RasGas II Leases. Teekay Nakilat has declined this request as it does not believe that HRMC would be able to successfully challenge the availability of the tax benefits of these leases to the lessor. This assessment is partially based on a January 2012 court decision regarding a similar financial lease of an LNG carrier that ruled in favor of the taxpayer. However, it is possible that the HMRC may appeal that decision. If the HMRC were able to successfully challenge the RasGas II Leases, Teekay Nakilat, could be subject to significant costs associated with the termination of the lease or increased lease payments to compensate the lessor for the lost tax benefits. The Company estimates its 70% share of the potential exposure to range from $54 million to $77 million.

e)	Redeemable Non-Controlling Interest

In the year ended December 31, 2010, an unrelated party contributed a shuttle tanker with a value of $35.0 million to a subsidiary of Teekay Offshore in exchange for a 33% equity interest in the subsidiary. The equity issuance resulted in a dilution loss of $7.4 million. The non-controlling interest owner of Teekay Offshore’s 67% owned subsidiary holds a put option which, if exercised, would obligate Teekay Offshore to purchase the non-controlling interest owner’s 33% share in the entity for cash in accordance with a defined formula. The redeemable non-controlling interest is subject to remeasurement if the formulaic redemption amount exceeds the carrying value. No remeasurement was required as at December 31, 2011.

f)	Other

The Company enters into indemnification agreements with certain officers and directors. In addition, the Company enters into other indemnification agreements in the ordinary course of business. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains what it believes is appropriate liability insurance that reduces its exposure and enables the Company to recover future amounts paid up to the maximum amount of the insurance coverage, less any deductible amounts pursuant to the terms of the respective policies, the amounts of which are not considered material.

Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2011
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information
17.	Supplemental Cash Flow Information

a)	The changes in operating assets and liabilities for the years ended December 31, 2011, 2010 and 2009, are as follows:

	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
	$	$	$
Accounts receivable	(68,914)	(21,820)	64,886
Prepaid expenses and other assets	(8,225)	12,719	35,006
Accounts payable	12,216	(11,002)	(2,731)
Accrued and other liabilities	(19,424)	65,518	26,240
Other long-term liabilities	—	—	25,254

	(84,347)	45,415	148,655

b)	Cash interest paid, including realized interest rate swap settlements, during the years ended December 31, 2011, 2010, and 2009, totalled $279.1 million, $271.3 million and $263.1 million, respectively. In addition, during the years ended December 31, 2011, 2010 and 2009, cash interest paid relating to interest rate swap amendments and terminations totalled $149.7 million, $nil and $nil, respectively.

c)	During the year ended December 31, 2010, an unrelated party contributed a shuttle tanker with a value of $35.0 million to a subsidiary of the Company in exchange for a 33% equity interest in the subsidiary as described in Note 16(e) to these consolidated financial statements. This contribution has been treated as a non-cash transaction in the Company’s consolidated statement of cash flows.

Vessel Sales and Write-downs	12 Months Ended
Dec. 31, 2011
Vessel Sales and Write-downs [Abstract]
Vessel Sales and Write-downs
18.	Vessel Sales and Write-downs

a)	Vessel Sales

In March 2011, the Company sold a 1988-built FSO unit. The FSO unit was part of the Company’s shuttle tanker and FSO segment. The Company realized a loss of $0.2 million from the sale of the FSO unit. In August 2011, the Company sold a 1993-built Aframax tanker which was part of the Company’s conventional tanker segment. The Company did not realize a gain or a loss from the sale of the vessel.

In February 2010, the Company sold a 1992-built Aframax tanker and realized a loss of $0.2 million as a result of this sale. In April 2010, the Company sold a 1995-built Aframax tanker for $17.3 million, which approximated the vessel net book value. In August 2010, the Company sold a 1995-built Aframax tanker and a 1990-built product tanker for $17.2 million and $4.0 million, respectively. The Company realized a loss of $1.9 million as a result of the sale of the Aframax tanker and the proceeds from the sale of the product tanker approximated the vessel net book value. These vessels were part of the Company’s conventional tanker segment. In November 2010, the Company sold a 2000-built LPG tanker for $21.6 million and realized a gain of $4.3 million as a result of the sale. The vessel was part of the Company’s liquefied gas segment.

In January and February 2009, the Company sold a 2009-built product tanker and a 1993-built Aframax tanker, respectively, through a sale-leaseback agreement. The Company realized a gain of $17.7 million as a result of these transactions, of which $17.6 million was deferred and will be amortized over the four-year term of the bareboat charter leaseback. In May 2009, the Company sold a 2007-built product tanker and a 2005-built product tanker and realized a gain of $29.8 million as a result of these transactions. In July and September 2009, the Company sold a 1992-built Aframax tanker and a 1989-built product tanker, respectively. These two vessels were written-down by $7.1 million and $4.0 million, respectively, to their fair market value less costs to sell. The vessels sold in 2009 were part of the Company’s conventional tanker segment.

b)	Write-downs of Vessels, Equipment and Equity Accounted Investments

The Company’s consolidated statements of income (loss) for the year ended December 31, 2011 includes a $112.1 million write-down on certain of the Company’s conventional tankers. The vessels are part of the Company’s conventional tanker segment and were written down to their estimated fair values, which is either the estimated sales price of the vessel or the estimated scrap value. The recognition of these write-downs was driven by the continuing weak tanker market, which has largely been caused by an oversupply of vessels relative to demand. Two of these vessels were presented on the consolidated balance sheet as at December 31, 2011 as vessels held for sale.

The Company’s consolidated statements of income (loss) for the year ended December 31, 2011 includes a $36.9 million write-down on certain of the Company’s shuttle tankers and a FSO unit. These vessels are part of the Company’s shuttle tanker and FSO segment and were written down to their estimated fair value, which is the estimated sales price. The recognition of these write-downs was driven by the older age of the vessels, the requirements of operating in the North Sea, and recent economic developments.

During the year ended December 31, 2011, the Company incurred a $19.4 million write-down of its investment in PTH, a 50% joint venture which provides ship-to-ship lightering services. The Company’s investment in PTH is part of the Company’s conventional tanker segment and was written down to its estimated fair value, which is based upon the estimated liquidation values of the underlying net assets of the investment. The recognition of this write-down was driven by the continuing weak tanker market.

The Company’s consolidated statements of income (loss) for the year ended December 31, 2010 includes a total write-down of $19.4 million for impairment of certain shuttle tanker equipment and one 1992-built shuttle tanker, as their carrying values exceeded their estimated fair values using Level 2 of the fair value hierarchy. The shuttle tanker equipment and the shuttle tanker were written-down to their estimated fair values at December 31, 2010. The two write-downs were included in the Company’s shuttle tanker and FSO segment.

The Company’s consolidated statements of income (loss) for the year ended December 31, 2009 includes a $24.2 million write-down for impairment of three older vessels due to lower fair values compared to carrying values, of which two vessels were sold at the end of 2009. The Company used then recent sale prices of similar age and size of vessels to determine the fair value.

Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2011
Earnings (Loss) Per Share [Abstract]
Earnings (Loss) Per Share
19.	Earnings (Loss) Per Share

	Year ended	Year ended	Year ended
	December 31, 2011	December 31, 2010	December 31, 2009
	$	$	$
Net (loss) income attributable to stockholders’ of Teekay Corporation	(368,916)	(267,287)	128,412

Weighted average number of common shares	70,234,817	72,862,617	72,549,361
Dilutive effect of stock-based compensation	—	—	509,470

Common stock and common stock equivalents	70,234,817	72,862,617	73,058,831

(Loss) earnings per common share:
—Basic	(5.25)	(3.67)	1.77
—Diluted	(5.25)	(3.67)	1.76

The anti-dilutive effect attributable to outstanding stock-based compensation excluded from the calculation of diluted (loss) earnings per common share, for the years ended December 31, 2011, 2010 and 2009 was 5.7 million, 6.1 million and 4.3 million shares, respectively.

Restructuring Charges	12 Months Ended
Dec. 31, 2011
Restructuring Charges [Abstract]
Restructuring Charges
20.	Restructuring Charges

During 2011, the Company incurred $5.5 million of restructuring costs. The restructuring costs were primarily related to the sale of an FSO unit, the Karratha Spirit, and the termination of the time-charter for the Basker Spirit. The Company committed to plans for termination of the employment of certain seafarers of the two vessels. At December 31, 2011, no restructuring liability was recorded in accrued liabilities on the consolidated balance sheets.

During 2010, the Company incurred $16.4 million of restructuring costs. The restructuring costs were primarily related to the reflagging of certain vessels, crew changes, and global staffing changes. At December 31, 2010, $0.1 million of restructuring liability was recorded in accrued liabilities on the consolidated balance sheets.

During 2009, the Company incurred $14.4 million of restructuring costs. The restructuring costs were primarily comprised of the reflagging of certain vessels, transfer of certain ship management functions from the Company’s office in Spain to a subsidiary of Teekay, global staffing changes and closure of one of the Company’s three offices in Norway. At December 31, 2009, $2.0 million of restructuring liability was recorded in accrued liabilities on the consolidated balance sheets.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
21.	Income Taxes

Teekay and a majority of its subsidiaries are not subject to income tax in the jurisdictions in which they are incorporated because they do not conduct business or operate in those jurisdictions. However, among others, the Company’s Australian ship-owing subsidiaries and its Norwegian subsidiaries are subject to income taxes.

The significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,	December 31,
	2011	2010
	$	$
Deferred tax assets:
Vessels and equipment	76,582	2,182
Tax losses carried forward (1)	380,299	286,499
Other	95,312	97,945

Total deferred tax assets	552,193	386,626

Deferred tax liabilities:
Vessels and equipment	60,776	122,263
Long-term debt	24,918	31,077
Other	45,624	2,900

Total deferred tax liabilities	131,318	156,240
Net deferred tax assets	420,875	230,386
Valuation allowance	(398,559)	(213,385)

Net deferred tax assets (liabilities)	22,316	17,001

(1)	Substantially all of the Company’s net operating loss carryforwards of $1.27 billion relate to its Australian ship-owning subsidiaries and its Norwegian subsidiaries. These net operating loss carryforwards are available to offset future taxable income in the respective jurisdictions, and can be carried forward indefinitely.

The components of the provision for income taxes are as follows:

	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
	$	$	$
Current	(6,768)	(13,129)	(28,312)
Deferred	2,478	19,469	5,423

Income tax (expense) recovery	(4,290)	6,340	(22,889)

The Company operates in countries that have differing tax laws and rates. Consequently, a consolidated weighted average tax rate will vary from year to year according to the source of earnings or losses by country and the change in applicable tax rates. Reconciliations of the tax charge related to the relevant year at the applicable statutory income tax rates and the actual tax charge related to the relevant year are as follows:

	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
	$	$	$
Net (loss) income before taxes	(382,431)	(172,975)	232,666
Net (loss) income not subject to taxes	(351,773)	(416,684)	550,299

Net (loss) income subject to taxes	(30,658)	243,709	(317,633)

At applicable statutory tax rates	(8,987)	57,737	(89,395)
Permanent and currency differences	(172,368)	(104,514)	109,857
Adjustments to valuation allowances and uncertain tax positions	179,675	40,863	1,623
Other	5,970	(425)	804

Tax expense (recovery) related to the current year	4,290	(6,340)	22,889

The following is a roll-forward of the Company’s unrecognized tax benefits, recorded in other long-term liabilities, from January 1, 2009 to December 31, 2011:

	2011 $	2010 $	2009 $
Balance of unrecognized tax benefits as at January 1	45,302	40,943	17,296
Increase for positions taken in prior years	83	4,037	—
Increase for positions related to the current year	3,308	8,979	27,552
Decreases for positions taken in prior years	—	(4,557)	(3,905)
Decreases related to statute of limitations	(8,889)	(4,100)	—

Balance of unrecognized tax benefits as at December 31	39,804	45,302	40,943

The majority of the net decrease for positions for the year ended December 31, 2011 relates to potential tax on freight income.

The Company does not presently anticipate such uncertain tax positions will significantly increase or decrease in the next 12 months; however, actual developments could differ from those currently expected. The tax years 2007 through 2010 remain open to examination by some of the major taxing jurisdictions in which the Company is subject to tax.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. The interest and penalties on unrecognized tax benefits are included in the roll-forward schedule above and are approximately $1.8 million in 2011, $1.2 million in 2010 and $8.5 million in 2009.

Pension Benefits	12 Months Ended
Dec. 31, 2011
Pension Benefits [Abstract]
Pension Benefits
22.	Pension Benefits

a)	Defined Contribution Pension Plans

With the exception of the Company’s employees in Norway and certain of its employees in Australia, the Company’s employees are generally eligible to participate in defined contribution plans. These plans allow for the employees to contribute a certain percentage of their base salaries into the plans. The Company matches all or a portion of the employees’ contributions, depending on how much each employee contributes. During the years ended December 31, 2011, 2010 and 2009, the amount of cost recognized for the Company’s defined contribution pension plans was $18.3 million, $17.1 million and $15.0 million, respectively.

b)	Defined Benefit Pension Plans

The Company has a number of defined benefit pension plans (or the Benefit Plans) which primarily cover its employees in Norway and certain employees in Australia. As at December 31, 2011, approximately 75% of the defined benefit pension assets were held by the Norwegian plans and approximately 25% are held by the Australia plan. The pension assets in the Norwegian plans have been guaranteed a minimum rate of return by the provider, thus reducing potential exposure to the Company to the extent the counterparty honors its obligations. Potential exposure to the Company has also been reduced, particularly for the Australian plans, as a result of certain of its time-charter and management contracts that allow the Company, under certain conditions, to recover pension plan costs from its customers.

In 2010, the Norwegian Parliament enacted a new early retirement plan for the private sector in Norway, which was effective January 1, 2011. As a result of the legislation, the Company was substantially released from its obligation under the Company’s prior early retirement plan (a single-employer defined benefit pension plan) and the Company recorded income of $3.7 million in the consolidated statement of income (loss).

The following table provides information about changes in the benefit obligation and the fair value of the Benefit Plans assets, a statement of the funded status, and amounts recognized on the Company’s balance sheets:

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
	$	$
Change in benefit obligation:
Beginning balance	120,723	114,256
Service cost	8,829	8,345
Interest cost	5,167	5,148
Contributions by plan participants	739	579
Actuarial loss	9,408	730
Benefits paid	(4,395)	(7,333)
Settlements and curtailments	—	(4,937)
Foreign currency exchange rate changes	(3,299)	3,635
Other	—	300

Ending balance	137,172	120,723

Change in fair value of plan assets:
Beginning balance	102,085	95,495
Actual return on plan assets	2,931	125
Contributions by the employer	12,061	11,649
Contributions by plan participants	739	579
Benefits paid	(4,339)	(7,259)
Settlements and curtailments	—	(1,314)
Foreign currency exchange rate changes	(2,357)	3,110
Other	(422)	(300)

Ending balance	110,698	102,085

Funded status deficiency	(26,474)	(18,638)

Amounts recognized in the balance sheets:
Other long-term liabilities	26,474	18,638
Accumulated other comprehensive (loss) income:
Net actuarial losses (1)	(19,929)	(18,279)

(1)	As at December 31, 2011, the estimated amount that will be amortized from accumulated other comprehensive (loss) income into net periodic benefit cost in 2012 is $(0.2) million.

As of December 31, 2011 and 2010, the accumulated benefit obligation for the Benefit Plans was $100.4 million and $114.3 million, respectively. The following table provides information for those pension plans with a benefit obligation in excess of plan assets and those pension plans with an accumulated benefit obligation in excess of plan assets:

	December 31, 2011	December 31, 2010
	$	$
Benefit obligation	113,460	72,180
Fair value of plan assets	85,432	53,421

Accumulated benefit obligation	35,358	62,405
Fair value of plan assets	31,815	39,134

The components of net periodic pension cost relating to the Benefit Plans for the years ended December 31, 2011, 2010 and 2009 consisted of the following:

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
	$	$	$
Net periodic pension cost:
Service cost	8,978	8,616	9,753
Interest cost	5,250	5,091	4,548
Expected return on plan assets	(5,805)	(5,431)	(4,624)
Amortization of net actuarial loss	371	281	1,394
Other	421	(3,390)	184

Net cost	9,215	5,167	11,255

The components of other comprehensive (income) loss relating to the Plans for the years ended December 31, 2011, 2010 and 2009 consisted of the following:

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
	$	$	$
Other comprehensive (income) loss:
Net loss (gain) arising during the period	12,052	5,711	(13,524)
Amortization of net actuarial (gain) loss	(319)	1,026	(1,394)
Other loss (gain)	—	390	(785)

Total loss (income)	11,733	7,127	(15,703)

The Company estimates that it will make contributions into the Benefit Plans of $10.7 million during 2012. The following table provides the estimated future benefit payments, which reflect expected future service, to be paid by the Benefit Plans:

Pension Benefit
Payments
Year	$
2012	8,000
2013	4,969
2014	6,361
2015	6,251
2016	5,704
2017—2021	29,263

Total	60,548

The fair value of the plan assets, by category, as of December 31, 2011 and 2010 were as follows:

	December 31, 2011	December 31, 2010
	$	$
Pooled Funds (1)	82,501	74,826
Mutual Funds (2)
Equity investments	13,852	13,073
Debt securities	3,445	3,197
Real estate	2,092	2,327
Cash and money market	291	1,034
Other	8,517	7,628

Total	110,698	102,085

(1)	The Company has no control over the investment mix or strategy of the pooled funds. The pooled funds guarantee a minimum rate of return. If actual investment returns are less than the guarantee minimum rate, then the provider’s statutory reserves are used to top up the shortfall. The pooled funds primarily invest in hold to maturity bonds, real estate and other fixed income investments, which are expected to provide a stable rate of return.
(2)	The mutual funds primary aim is to provide investors with an exposure to a diversified mix of predominantly growth oriented assets (70%) with moderate to high volatility and some defensive assets (30%).

The investment strategy for all plan assets is generally to actively manage a portfolio that is diversified among asset classes, markets and regions. Certain of the investment funds do not invest in companies that do not meet certain socially responsible investment criteria. In addition to diversification, other risk management strategies employed by the investment funds include gradual implementation of portfolio adjustments and hedging currency risks.

The Company’s plan assets are primarily invested in commingled funds holding equity and debt securities, which are valued using the net asset value (or NAV) provided by the administrator of the fund. The NAV is based on the value of the underlying assets owned by the fund, minus its liabilities, and then divided by the number of shares or units outstanding. Commingled funds are classified within Level 2 of the fair value hierarchy as the NAVs are not publicly available.

The Company has a pension committee that is comprised of various members of senior management. Among other things, the Company’s pension committee oversees the investment and management of the plan assets, with a view to ensuring the prudent and effective management of such plans. In addition, the pension committee reviews investment manager performance results annually and approves changes to the investment managers.

The weighted average assumptions used to determine benefit obligations at December 31, 2011 and 2010 were as follows:

	December 31, 2011	December 31, 2010
Discount rates	3.2%	4.4%
Rate of compensation increase	4.4%	4.6%

The weighted average assumptions used to determine net pension expense for the years ended December 31, 2011, 2010 and 2009 were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Discount rates	3.2%	4.4%	5.0%
Rate of compensation increase	4.4%	4.6%	4.7%
Expected long-term rates of return (1)	5.0%	5.7%	6.0%

(1)	To the extent the expected return on plan assets varies from the actual return, an actuarial gain or loss results. The expected long-term rates of return on plan assets are based on the estimated weighted-average long-term returns of major asset classes. In determining asset class returns, the Company takes into account long-term returns of major asset classes, historical performance of plan assets, as well as the current interest rate environment. The asset class returns are weighted based on the target asset allocations.

Equity Accounted Investments	12 Months Ended
Dec. 31, 2011
Equity Accounted Investments [Abstract]
Equity Accounted Investments
23.	Equity Accounted Investments

The Company has joint venture interests of 33%, 40%, and 50%, respectively, in the Angola LNG Project (see Note 16b), Ikdam Production, and SkaugenPetroTrans. The Wah Kwong Joint Venture is a joint venture arrangement between Teekay Tankers and Wah Kwong whereby Teekay Tankers holds a 50% interest (see Note 16b). The RasGas 3 Joint Venture is a joint venture arrangement between Teekay LNG and QGTC 3 whereby Teekay LNG holds a 40% interest. The RasGas 3 Joint Venture owns four LNG carriers and related long-term fixed-rate time-charters to service the expansion of a LNG project in Qatar.

In November 2011, Teekay acquired a 40% interest in a recapitalized Sevan for approximately $25 million (see Note 3). Sevan owns (i) two partially-completed hulls (#4 and #5) available for upgrade to FPSOs or other offshore projects; (ii) a licensing agreement with ENI SpA; (iii) an engineering and offshore project development business; and (iv) intellectual property rights, including offshore unit design patents. As at November 30, 2011, the fair value of the Company’s interest in Sevan was determined to be $49.2 million. The difference between the fair value of the Company’s 40% interest in Sevan and the price paid has been recognized as a bargain purchase gain in the Company’s consolidated statements of income (loss). As of February 28, 2012, the aggregate value of the Company’s 40% interest in Sevan, based on the quoted market price of Sevan’s common stock on the Oslo Stock Exchange was $46.5 million.

In November 2010, Teekay LNG acquired a 50% interest in companies that own two LNG carriers (collectively, the Exmar Joint Venture) from Exmar NV for a total equity purchase price of approximately $72.5 million (net of assumed debt). Teekay LNG financed $37.3 million of the purchase price by issuing to Exmar NV 1.1 million new common units with the balance financed by drawing on one of Teekay LNG’s revolving credit facilities. As part of the transaction, Teekay LNG agreed to guarantee 50% of the $206 million of debt secured by the Exmar Joint Venture. Exmar NV retains a 50% ownership interest in the Exmar Joint Venture. The two vessels acquired are the 2002-built Excalibur, a conventional LNG carrier, and the 2005-built Excelsior, a specialized gas carrier which can both transport and regasify LNG onboard. Both vessels are on long-term, fixed-rate charter contracts to Excelerate Energy LP for firm periods until 2022 and 2025, respectively.

A condensed summary of the Company’s investments in and advances to equity accounted investments are as follows (in thousands of dollars, except percentages):

Investments in Equity Accounted Investments	Ownership Percentage	December 31, 2011	December 31, 2010
RasGas 3 Joint Venture	40%	97,423	98,207
Exmar Joint Venture	50%	81,242	74,504
Angola Joint Venture	33%	16,063	—
SkaugenPetroTrans Joint Venture	50%	9,623	32,721
Sevan Marine Equity Investment	40%	46,998	—
Other	40% to 50%	1,288	2,201

Total		252,637	207,633

Loans to Equity Accounted Investees	Ownership Percentage	December 31, 2011	December 31, 2010
Wah Kwong Joint Venture	50%	9,830	9,830
Ikdam Production Joint Venture	40%	538	3,116
SkaugenPetroTrans Joint Venture	50%	5,000	—
Sevan Marine Equity Investment	40%	50,000	—

Total		65,368	12,946

A condensed summary of the Company’s financial information for equity accounted investments (33% to 50% owned) shown on a 100% basis are as follows:

	December 31,	December 31,
	2011	2010
Current assets	281,933	135,087
Non-current assets	2,545,518	1,867,161
Current liabilities	252,439	106,858
Non-current liabilities	2,118,550	1,507,800

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Revenues	333,020	232,516	238,838
Income from vessel operations	134,617	91,290	97,708
Net (loss) income	(48,732)	(44,794)	136,444

For the year ended December 31, 2011, the Company recorded equity (loss) income of $(35.3) million (2010—$(11.3) million and 2009—$52.5 million). The income or loss was primarily comprised of the Company’s share of net (loss) income from the Angola LNG Project, the RasGas 3 Joint Venture, and from the Exmar Joint Venture. For the year ended December 31, 2011, $(35.2) million of the equity (loss) gain related to the Company’s share of unrealized (loss) gain on interest rate swaps associated with these projects (2010—$(26.3) million and 2009—$32.4 million).

Accounting Pronouncements Not Yet Adopted	12 Months Ended
Dec. 31, 2011
Accounting Pronouncements Not Yet Adopted [Abstract]
Accounting Pronouncements Not Yet Adopted
24.	Accounting Pronouncements Not Yet Adopted

In May 2011, the FASB issued amendments to FASB ASC 820, Fair Value Measurement, which clarify or change the application of existing fair value measurements, including that the highest and best use and valuation premise in a fair value measurement are relevant only when measuring the fair value of nonfinancial assets; that a reporting entity should measure the fair value of its own equity instrument from the perspective of a market participant that holds that instrument as an asset; to permit an entity to measure the fair value of certain financial instruments on a net basis rather than based on its gross exposure when the reporting entity manages its financial instruments on the basis of such net exposure; that in the absence of a Level 1 input, a reporting entity should apply premiums and discounts when market participants would do so when pricing the asset or liability consistent with the unit of account; and that premiums and discounts related to size as a characteristic of the reporting entity’s holding are not permitted in a fair value measurement. These amendments are effective for the Company on January 1, 2012. The Company is currently assessing the potential impacts, if any, of these amendments on its consolidated financial statements.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
25.	Subsequent Events

a)	In January 2012, Teekay Offshore issued NOK 600 million in senior unsecured bonds that mature in January 2017 in the Norwegian bond market. The aggregate principal amount of the bonds is equivalent to approximately $100 million. The interest payments on the bonds are based on NIBOR plus a margin of 5.75%. The Partnership entered into a cross currency rate swap, to swap all interest and principal payments into U.S. Dollars, with the interest payments fixed at a rate of 7.49%. The proceeds of the bonds are to be used for general corporate purposes.

b)	In January 2012, OOG-TKP FPSO GmbH & Co KG, a 50/50 joint venture between Teekay and Odebrecht Oil & Gas S.A., purchased the assets related to the Tiro and Sidon FPSO project, including the partially constructed FPSO unit and the customer contracts, from Teekay for approximately $179 million. The purchase price was financed 80% with borrowings under a $300 million debt facility secured by the Tiro and Sidon FPSO unit and the balance of the purchase price was financed with equity contributions by each of the joint venture partners. The facility is interest bearing at LIBOR plus a margin of 2.25% and requires quarterly principal repayments with a final bullet payment on maturity in October 2021.

c)	In February 2012, Teekay Tankers completed a follow-on public offering of 17.25 million shares of Class A common stock at $4.00 per share. Teekay Tankers used the net offering proceeds to repay a portion of its outstanding debt under its revolving credit facility and the balance for general corporate purposes. As a result of the public offering, Teekay’s ownership of Teekay Tankers was reduced to 20.4%. Teekay maintains voting control of Teekay Tankers through its ownership of shares of Class A and Class B Common Stock and will continue to consolidate this subsidiary.

d)	In February 2012, a joint venture (or Teekay-Marubeni Joint Venture) between Teekay LNG and Marubeni Corporation acquired a 100% interest in six LNG carriers from Denmark-based A.P. Moller-Maersk A/S for approximately $1.3 billion. The Teekay LNG-Marubeni Joint Venture financed this acquisition with $1.06 billion from secured loan facilities and $266 million from equity contributions from Teekay LNG and Marubeni Corporation. Teekay LNG has a 52% economic interest in the Teekay-Marubeni Joint Venture and consequently its share of the equity contribution was approximately $138 million. Teekay LNG financed this equity contribution from borrowing under its existing credit facilities.

e)	In February 2012, Teekay Offshore entered into a $130 million debt facility secured by the Piranema Spirit FPSO unit that matures in February 2017. The interest payments on the facility are based on LIBOR plus a margin of 3%. The principal repayments are identical quarterly payments with a final balloon payment in February 2017. The proceeds from the debt facility were used for general corporate purposes including repayment of existing revolving credit facility debt.

f)	In April 2012, Teekay reached an agreement to sell to Teekay Tankers 13 of its 17 directly-owned conventional tankers and related time-charter contracts, debt facilities and other assets and rights, for an aggregate purchase price of approximately $455 million. As partial consideration for the sale, Teekay will receive $25 million of newly issued shares of Teekay Tankers Class A common stock, and the remaining amount will be settled through a combination of cash payments to Teekay and the assumption by Teekay Tankers of existing debt secured by the acquired vessels. As a result of this share issuance, Teekay’s economic interest in Teekay Tankers will increase from approximately 20% to approximately 25% and its voting interest as a result of its combined ownership of Class A and Class B shares will increase from approximately 51% to approximately 53%. As part of this transaction, Teekay and Teekay Tankers will enter into a non-competition agreement, which will provide Teekay Tankers with a right of first refusal to participate in any future conventional crude oil tanker and product tanker opportunities developed by Teekay for a period of three years from the closing date of this transaction. The transaction is subject to final documentation, receiving relevant third party consents, and other customary closing conditions and is expected to be completed in the second quarter of 2012.

g)	In April 2012, Teekay LNG issued NOK 700 million in senior unsecured bonds that mature in May 2017 in the Norwegian bond market. The aggregate principal amount of the bonds is equivalent to approximately $120 million and all interest and principal payments will be swapped into U.S. Dollars. The proceeds of the bonds, which will be available to Teekay LNG upon settlement in early May 2012, are expected to be used for general corporate purposes. Teekay LNG will apply for listing of the bonds on the Oslo Stock Exchange.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Basis of presentation

Basis of presentation

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (or GAAP). They include the accounts of Teekay Corporation (or Teekay), which is incorporated under the laws of The Republic of the Marshall Islands, and its wholly-owned or controlled subsidiaries (collectively, the Company). Significant intercompany balances and transactions have been eliminated upon consolidation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Given the current credit markets, it is possible that the amounts recorded as derivative assets and liabilities could vary by material amounts.

Certain of the comparative figures have been reclassified to conform with the presentation adopted in the current period, relating to the reclassification of revenues of $26.9 million and $9.6 million for the years ended December 31, 2010 2009, respectively, from time-charter hire expense to revenues, and the reclassification of certain crew training expenses of $13.6 million for the year ended December 31, 2009 from general and administrative expenses to vessel operating expenses in the consolidated statements of income (loss) and the reclassification of accounts receivable of $11.6 million as at December 31, 2010 from prepaid expenses to accounts receivable and accounts payable in the consolidated balance sheets.

Reporting currency

Reporting currency

The consolidated financial statements are stated in U.S. Dollars. The functional currency of the Company is the U.S. Dollar because the Company operates in the international shipping market, which typically utilizes the U.S. Dollar as the functional currency. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities that are denominated in currencies other than the U.S. Dollar are translated to reflect the year-end exchange rates. Resulting gains or losses are reflected separately in the accompanying consolidated statements of income (loss).

Operating revenues and expenses

Operating revenues and expenses

The Company recognizes revenues from time-charters and bareboat charters daily over the term of the charter as the applicable vessel operates under the charter. The Company does not recognize revenue during days that the vessel is off hire. When the time-charter contains a profit-sharing agreement, the Company recognizes the profit-sharing or contingent revenue only after meeting the profit sharing or other contingent threshold. All revenues from voyage charters are recognized on a percentage of completion method. The Company uses a discharge-to-discharge basis in determining percentage of completion for all spot voyages and voyages servicing contracts of affreightment, whereby it recognizes revenue ratably from when product is discharged (unloaded) at the end of one voyage to when it is discharged after the next voyage. The Company does not begin recognizing revenue until a charter has been agreed to by the customer and the Company, even if the vessel has discharged its cargo and is sailing to the anticipated load port on its next voyage. Shuttle tanker voyages servicing contracts of affreightment with offshore oil fields commence with tendering of notice of readiness at a field, within the agreed lifting range, and ends with tendering of notice of readiness at a field for the next lifting. Revenues from floating production, storage and off-take (or FPSO) service contracts are recognized as service is performed. Certain of the Company’s FPSO units receive incentive-based revenue, which is recognized when earned by fulfillment of the applicable performance criteria. The consolidated balance sheets reflect the deferred portion of revenues and expenses, which will be earned in subsequent periods.

Revenues and voyage expenses of the Company’s vessels operating in pool arrangements with unrelated parties are pooled with the revenues and voyage expenses of other pool participants. The resulting net pool revenues, calculated on the time-charter-equivalent basis, are allocated to the pool participants according to an agreed formula. The Company accounts for the net allocation from the pool as revenues and amounts due from the pool are included in accounts receivable.

Voyage expenses are all expenses unique to a particular voyage, including bunker fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. Vessel operating expenses include crewing, repairs and maintenance, insurance, stores, lube oils and communication expenses. Voyage expenses and vessel operating expenses are recognized when incurred.

Cash and cash equivalents	Cash and cash equivalents The Company classifies all highly liquid investments with a maturity date of three months or less at inception as cash equivalents.
Accounts receivable and allowance for doubtful accounts

Accounts receivable and allowance for doubtful accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in existing accounts receivable. The Company determines the allowance based on historical write-off experience and customer economic data. The Company reviews the allowance for doubtful accounts regularly and past due balances are reviewed for collectability. Account balances are charged off against the allowance when the Company believes that the receivable will not be recovered. There were no significant amounts recorded as allowance for doubtful accounts as at December 31, 2011, 2010, and 2009.

Marketable securities

Marketable securities

The Company’s investments in marketable securities are classified as available-for-sale securities and are carried at fair value. Net unrealized gains and losses on available-for-sale securities are reported as a component of accumulated other comprehensive income (loss). Realized gains and losses on available-for-sale securities are computed based upon the historical cost of these securities applied using the weighted-average historical cost method.

The Company analyzes its available-for-sale securities for impairment during each reporting period to evaluate whether an event or change in circumstances has occurred in that period that may have a significant adverse effect on the fair value of the investment. The Company records an impairment charge through current-period earnings and adjusts the cost basis for such other-than-temporary declines in fair value when the fair value is not anticipated to recover above cost within a three-month period after the measurement date, unless there are mitigating factors that indicate an impairment charge through earnings may not be required. If an impairment charge is recorded, subsequent recoveries in fair value are not reflected in earnings until sale of the security.

Vessels and equipment

Vessels and equipment

All pre-delivery costs incurred during the construction of newbuildings, including interest, supervision and technical costs, are capitalized. The acquisition cost and all costs incurred to restore used vessels purchased by the Company to the standard required to properly service the Company’s customers are capitalized.

Depreciation is calculated on a straight-line basis over a vessel’s estimated useful life, less an estimated residual value. Depreciation is calculated using an estimated useful life of 25 years for crude oil tankers, 20 to 30 years for FPSO units and 35 years for liquefied natural gas (or LNG) and liquefied petroleum gas (or LPG) carriers, commencing the date the vessel is delivered from the shipyard, or a shorter period if regulations prevent the Company from operating the vessels for 25 years or 35 years, respectively. Depreciation includes depreciation on all owned vessels and amortization of vessels accounted for as capital leases. Depreciation of vessels and equipment, excluding amortization of dry docking expenditures, for the years ended December 31, 2011, 2010 and 2009 aggregated $356.0 million, $355.5 million and $362.3 million, respectively. Amortization of vessels accounted for as capital leases was $34.7 million, $33.5 million and $31.6 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Vessel capital modifications include the addition of new equipment or can encompass various modifications to the vessel that are aimed at improving or increasing the operational efficiency and functionality of the asset. This type of expenditure is amortized over the estimated useful life of the modification. Expenditures covering recurring routine repairs and maintenance are expensed as incurred.

Interest costs capitalized to vessels and equipment for the years ended December 31, 2011, 2010, and 2009, aggregated $8.1 million, $14.0 million and $14.0 million, respectively.

Generally, the Company dry docks each vessel every two and a half to five years. The Company capitalizes a substantial portion of the costs incurred during dry docking and amortizes those costs on a straight-line basis over their estimated useful life, which typically is from the completion of a dry docking or intermediate survey to the estimated completion of the next dry docking. The Company includes in capitalized dry docking those costs incurred as part of the dry dock to meet classification and regulatory requirements. The Company expenses costs related to routine repairs and maintenance performed during dry docking, and for annual class survey costs on the Company’s FPSO units.

Dry docking activity for the three years ended December 31, 2011, 2010, and 2009, is summarized as follows:

	Year ended December 31,
	2011 $	2010 $	2009 $
Balance at the beginning of the year	143,103	172,053	154,613
Costs incurred for dry docking	60,484	57,156	79,482
Dry dock amortization	(74,600)	(86,106)	(62,042)

Balance at the end of the year	128,987	143,103	172,053

Vessels and equipment that are “held and used” are assessed for impairment when events or circumstances indicate the carrying amount of the asset may not be recoverable. If the asset’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, the carrying amount of the asset is reduced to its estimated fair value. Estimated fair value is determined based on discounted cash flows or appraised values depending on the nature of the asset.

Gains on vessels sold and leased back under capital leases are deferred and amortized over the remaining term of the capital lease. Losses on vessels sold and leased back under capital leases are recognized immediately when the fair value of the vessel at the time of sale and lease-back is less than its book value. In such case, the Company would recognize a loss in the amount by which book value exceeds fair value.

Direct financing leases and other loan receivables

Direct financing leases and other loan receivables

The Company employs (i) two vessels on long-term time charters, (ii) a floating storage and off-take (or FSO) unit, and (iii) assembles, installs, operates and leases equipment that reduces volatile organic compound emissions (or VOC Equipment) during loading, transportation and storage of oil and oil products, all of which are accounted for as direct financing leases. The lease payments received by the Company under these lease arrangements are allocated between the net investments in the leases and revenues or other income using the effective interest method so as to produce a constant periodic rate of return over the lease terms.

The Company’s investments in loan receivables are recorded at cost. The premium paid over the outstanding principal amount, if any, is amortized to interest income over the term of the loan using the effective interest rate method. The Company analyzes its loans for impairment during each reporting period. A loan is impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Factors the Company considers in determining that a loan is impaired include, among other things, an assessment of the financial condition of the debtor, payment history of the debtor, general economic conditions, the credit rating of the debtor, and any information provided by the debtor regarding its ability to repay the loan. When a loan is impaired, the Company measures the amount of the impairment based on the present value of expected future cash flows discounted at the loan’s effective interest rate and recognizes the resulting impairment in the consolidated statement of income (loss).

The following table contains a summary of the Company’s financing receivables by type of borrower and the method by which the Company monitors the credit quality of its financing receivables on a quarterly basis.

Class of Financing Receivable	Credit Quality Indicator	Grade	December 31, 2011 $	December 31, 2010 $
Direct financing leases	Payment activity	Performing	459,908	487,516
Other loan receivables
Investment in term loans and interest receivable	Collateral	Performing	188,616	117,825
Loans to joint ventures and joint venture partners (1)	Other internal metrics	Performing	36,002	33,932
Long-term receivable included in other assets	Payment activity	Performing	786	410

			685,312	639,683

(1)

The Company’s subsidiary Teekay LNG Partners L.P. (or Teekay LNG) owns a 99% interest in Teekay Tangguh Borrower LLC (or Teekay Tangguh), which owns a 70% interest in Teekay BLT Corporation (or Teekay Tangguh Subsidiary). Subsequent to December 31, 2011, one of Teekay LNG’s joint venture partner’s parent company, PT Berlian Laju Tanker (or BLT), suspended trading on the Jakarta Stock Exchange, and filed for bankruptcy protection in order to restructure its debts. The Company believes the loans to BLT and Teekay LNG’s joint venture partner, BLT LNG Tangguh Corporation, totaling $19.1 million as at December 31, 2011 (2010—$20.2 million) are still collectible given the expected cash flows anticipated to be generated by the Teekay Tangguh Subsidiary that can be used to repay the loan and given the underlying collateral securing the loans to BLT.

Joint ventures

Joint ventures

The Company’s investments in joint ventures are accounted for using the equity method of accounting. Under the equity method of accounting, investments are stated at initial cost and are adjusted for subsequent additional investments and the Company’s proportionate share of earnings or losses and distributions. The Company evaluates its investments in joint ventures for impairment when events or circumstances indicate that the carrying value of such investments may have experienced an other than temporary decline in value below their carrying value. If the estimated fair value is less than the carrying value and is considered an other than temporary decline, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the consolidated statement of income (loss).

Debt issuance costs

Debt issuance costs

Debt issuance costs, including fees, commissions and legal expenses, are deferred and presented as other non-current assets. Debt issuance costs of revolving credit facilities are amortized on a straight-line basis over the term of the relevant facility. Debt issuance costs of term loans are amortized using the effective interest rate method over the term of the relevant loan. Amortization of debt issuance costs is included in interest expense.

Derivative instruments

Derivative instruments

All derivative instruments are initially recorded at fair value as either assets or liabilities in the accompanying consolidated balance sheet and subsequently remeasured to fair value, regardless of the purpose or intent for holding the derivative. The method of recognizing the resulting gain or loss is dependent on whether the derivative contract is designed to hedge a specific risk and whether the contract qualifies for hedge accounting. The Company generally does not apply hedge accounting to its derivative instruments, except for certain foreign exchange currency contracts (See Note 15).

When a derivative is designated as a cash flow hedge, the Company formally documents the relationship between the derivative and the hedged item. This documentation includes the strategy and risk management objective for undertaking the hedge and the method that will be used to assess the effectiveness of the hedge. Any hedge ineffectiveness is recognized immediately in earnings, as are any gains and losses on the derivative that are excluded from the assessment of hedge effectiveness. The Company does not apply hedge accounting if it is determined that the hedge was not effective or will no longer be effective, the derivative was sold or exercised, or the hedged item was sold or repaid.

For derivative financial instruments designated and qualifying as cash flow hedges, changes in the fair value of the effective portion of the derivative financial instruments are initially recorded as a component of accumulated other comprehensive income (loss) in total equity. In the periods when the hedged items affect earnings, the associated fair value changes on the hedging derivatives are transferred from total equity to the corresponding earnings line item in the consolidated statement of income (loss). The ineffective portion of the change in fair value of the derivative financial instruments is immediately recognized in earnings in the consolidated statement of income (loss). If a cash flow hedge is terminated and the originally hedged item is still considered possible of occurring, the gains and losses initially recognized in total equity remain there until the hedged item impacts earnings, at which point they are transferred to the corresponding earnings line item (e.g. general and administrative expense) item in the consolidated statement of income (loss). If the hedged items are no longer possible of occurring, amounts recognized in total equity are immediately transferred to the earnings item in the consolidated statement of income (loss).

For derivative financial instruments that are not designated or that do not qualify as hedges under FASB ASC 815, Derivatives and Hedging, the changes in the fair value of the derivative financial instruments are recognized in earnings. Gains and losses from the Company’s non-designated interest rate swaps related to long-term debt, capital lease obligations, restricted cash deposits, non-designated bunker fuel swap contracts and forward freight agreements, and non-designated foreign exchange currency forward contracts are recorded in realized and unrealized gain (loss) on non-designated derivative instruments. Gains and losses from the Company’s hedge accounted foreign currency forward contracts are recorded primarily in vessel operating expenses and general and administrative expense. Gains and losses from the Company’s non-designated cross currency swap are recorded in foreign currency exchange (loss) gain in the consolidated statements of income (loss).

Goodwill and intangible assets

Goodwill and intangible assets

Goodwill and indefinite-lived intangible assets are not amortized, but reviewed for impairment annually or more frequently if impairment indicators arise. A fair value approach is used to identify potential goodwill impairment and, when necessary, measure the amount of impairment. The Company uses a discounted cash flow model to determine the fair value of reporting units, unless there is a readily determinable fair market value. Reporting units may be operating segments as a whole or an operation one level below an operating segment, referred to as a component. Intangible assets with finite lives are amortized over their useful lives. Intangible assets with finite lives are assessed for impairment when and if impairment indicators exist. An impairment loss is recognized if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.

The Company’s intangible assets consist primarily of acquired time-charter contracts and contracts of affreightment. The value ascribed to the time-charter contracts and contracts of affreightment are being amortized over the life of the associated contract, with the amount amortized each year being weighted based on the projected revenue to be earned under the contracts.

Asset retirement obligation

Asset retirement obligation

The Company has an asset retirement obligation (or ARO) relating to the sub-sea production facility associated with the Petrojarl Banff FPSO unit operating in the North Sea. This obligation generally involves restoration of the environment surrounding the facility and removal and disposal of all production equipment. This obligation is expected to be settled at the end of the contract under which the FPSO unit currently operates, which is anticipated no later than 2018. The ARO will be covered in part by contractual payments from FPSO contract counterparties.

The Company records the fair value of an ARO as a liability in the period when the obligation arises. The fair value of the ARO is measured using expected future cash outflows discounted at the Company’s credit-adjusted risk-free interest rate. When the liability is recorded, the Company capitalizes the cost by increasing the carrying amount of the related equipment. Each period, the liability is increased for the change in its present value, and the capitalized cost is depreciated over the useful life of the related asset. Changes in the amount or timing of the estimated ARO are recorded as an adjustment to the related asset and liability. As at December 31, 2011, the ARO and associated receivable which is recorded in other non-current assets from third parties were $21.2 million and $6.1 million, respectively (2010—$23.0 million and $6.8 million, respectively).

Repurchase of common stock

Repurchase of common stock

The Company accounts for repurchases of common stock by decreasing common stock by the par value of the stock repurchased. In addition, the excess of the repurchase price over the par value is allocated between additional paid in capital and retained earnings. The amount allocated to additional paid in capital is the pro-rata share of the capital paid in and the balance is allocated to retained earnings.

Issuance of shares or units by subsidiaries

Issuance of shares or units by subsidiaries

The Company accounts for dilution gains or losses from the issuance of shares or units by its publicly listed subsidiaries as an adjustment to retained earnings.

Share-based compensation

Share-based compensation

The Company grants stock options, restricted stock units, performance share units and restricted stock awards as incentive-based compensation to certain employees and directors. The Company measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period, which generally equals the vesting period. For stock-based compensation awards subject to graded vesting, the Company calculates the value for the award as if it was one single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the vesting period of the award. Compensation cost for awards with performance conditions is recognized when it is probable that the performance condition will be achieved. The compensation cost of the Company’s stock-based compensation awards are substantially reflected in general and administrative expense.

In 2005, the Company adopted the Vision Incentive Plan (or the VIP) to reward exceptional corporate performance and shareholder returns. This plan was designed to result in an award pool for senior management based on the following two measures: (a) economic profit from 2005 to 2010; and (b) market value added from 2001 to 2010. In March 2008, an interim distribution was made to certain participants with a value of $13.3 million, paid in restricted stock units, with vesting of the interim distribution in three equal amounts on November 2008, November 2009 and November 2010. In September 2009, 187,400 restricted stock units, with two-year bullet vesting, were granted as the June 2009 New Participants Reserve Pool allocation under the VIP. The Plan terminated on December 31, 2010 and no final award was granted to participants. During the year ended December 31, 2011, the Company recorded an expense from the VIP of $1.3 million ($2.4 million—2010 and $0.6 million—2009), which is included in general and administrative expense. As at December 31, 2011 and 2010, there was no VIP liability.

Income taxes

Income taxes

The Company accounts for income taxes using the liability method. Under the liability method, deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company’s assets and liabilities using the applicable jurisdictional tax rates. A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.

Recognition of uncertain tax positions is dependent upon whether it is more-likely-than-not that a tax position taken or expected to be taken in a tax return will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. If a tax position meets the more-likely-than-not recognition threshold, it is measured to determine the amount of benefit to recognize in the financial statements based on GAAP guidance. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense.

The Company believes that it and its subsidiaries are not subject to taxation under the laws of the Republic of The Marshall Islands or Bermuda, or that distributions by its subsidiaries to the Company will be subject to any taxes under the laws of such countries, and that it qualifies for the Section 883 exemption under U.S. federal income tax purposes.

Accumulated other comprehensive (loss) income

Accumulated other comprehensive (loss) income

The following table contains the changes in the balances of each component of accumulated other comprehensive income (loss) for the periods presented.

	Qualifying Cash Flow Hedging Instruments	Pension Adjustments	Unrealized Gain on Available for Sale Marketable Securities	Total
	$	$	$	$
Balance as of December 31, 2008	(58,723)	(23,338)	—	(82,061)
Other comprehensive income	61,646	13,044	5,837	80,527

Balance as of December 31, 2009	2,923	(10,294)	5,837	(1,534)
Other comprehensive (loss) income	(628)	(7,245)	1,236	(6,637)

Balance as of December 31, 2010	2,295	(17,539)	7,073	(8,171)
Other comprehensive (loss) income	(2,601)	(5,402)	(7,729)	(15,732)

Balance as of December 31, 2011	(306)	(22,941)	(656)	(23,903)

Employee pension plans

Employee pension plans

The Company has several defined contribution pension plans covering the majority of its employees. Pension costs associated with the Company’s required contributions under its defined contribution pension plans are based on a percentage of employees’ salaries and are charged to earnings in the year incurred. The Company also has a number of defined benefit pension plans covering certain of its employees. The Company accrues the costs and related obligations associated with its defined benefit pension plans based on actuarial computations using the projected benefits obligation method and management’s best estimates of expected plan investment performance, salary escalation, and other relevant factors. For the purpose of calculating the expected return on plan assets, those assets are valued at fair value. The overfunded or underfunded status of the defined benefit pension plans are recognized as assets or liabilities in the consolidated balance sheet. The Company recognizes as a component of other comprehensive income (loss) the gains or losses that arise during a period but that are not recognized as part of net periodic benefit costs.

Earnings (loss) per common share

Earnings (loss) per common share

The computation of basic earnings (loss) per share is based on the weighted average number of common shares outstanding during the period. The computation of diluted earnings per share assumes the exercise of all dilutive stock options and restricted stock awards using the treasury stock method. The computation of diluted loss per share does not assume such exercises.

Adoption of new accounting pronouncements

Adoption of new accounting pronouncements

In January 2011, the Company adopted an amendment to Financial Accounting Standards Board (or FASB) Accounting Standards Codification (or ASC) 605, Revenue Recognition, that provides for a new methodology for establishing the fair value for a deliverable in a multiple-element arrangement. When vendor specific objective or third-party evidence for deliverables in a multiple-element arrangement cannot be determined, the Company will be required to develop a best estimate of the selling price of separate deliverables and to allocate the arrangement consideration using the relative selling price method. The adoption of this amendment did not have an impact on the Company’s consolidated financial statements.

On September 30, 2011, the Company adopted an amendment to FASB ASC 350, Intangibles—Goodwill and Other, that provides entities with the option of performing a qualitative assessment before performing the first step of the current two-step goodwill impairment test. If entities determine, on the basis of qualitative factors, it is not more likely than not that the fair value of the reporting unit is less than the carrying amount, then performing the two-step impairment test is not required. However, if an entity concludes otherwise, the existing two-step goodwill impairment test is performed. The adoption of this amendment did not have an impact on the Company’s consolidated financial statements.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Summarized Dry docking activity

	Year ended December 31,
	2011 $	2010 $	2009 $
Balance at the beginning of the year	143,103	172,053	154,613
Costs incurred for dry docking	60,484	57,156	79,482
Dry dock amortization	(74,600)	(86,106)	(62,042)

Balance at the end of the year	128,987	143,103	172,053

Summary of financing receivables

Class of Financing Receivable	Credit Quality Indicator	Grade	December 31, 2011 $	December 31, 2010 $
Direct financing leases	Payment activity	Performing	459,908	487,516
Other loan receivables
Investment in term loans and interest receivable	Collateral	Performing	188,616	117,825
Loans to joint ventures and joint venture partners (1)	Other internal metrics	Performing	36,002	33,932
Long-term receivable included in other assets	Payment activity	Performing	786	410

			685,312	639,683

(1)

The Company’s subsidiary Teekay LNG Partners L.P. (or Teekay LNG) owns a 99% interest in Teekay Tangguh Borrower LLC (or Teekay Tangguh), which owns a 70% interest in Teekay BLT Corporation (or Teekay Tangguh Subsidiary). Subsequent to December 31, 2011, one of Teekay LNG’s joint venture partner’s parent company, PT Berlian Laju Tanker (or BLT), suspended trading on the Jakarta Stock Exchange, and filed for bankruptcy protection in order to restructure its debts. The Company believes the loans to BLT and Teekay LNG’s joint venture partner, BLT LNG Tangguh Corporation, totaling $19.1 million as at December 31, 2011 (2010—$20.2 million) are still collectible given the expected cash flows anticipated to be generated by the Teekay Tangguh Subsidiary that can be used to repay the loan and given the underlying collateral securing the loans to BLT.

Accumulated other comprehensive (loss) income

	Qualifying Cash Flow Hedging Instruments	Pension Adjustments	Unrealized Gain on Available for Sale Marketable Securities	Total
	$	$	$	$
Balance as of December 31, 2008	(58,723)	(23,338)	—	(82,061)
Other comprehensive income	61,646	13,044	5,837	80,527

Balance as of December 31, 2009	2,923	(10,294)	5,837	(1,534)
Other comprehensive (loss) income	(628)	(7,245)	1,236	(6,637)

Balance as of December 31, 2010	2,295	(17,539)	7,073	(8,171)
Other comprehensive (loss) income	(2,601)	(5,402)	(7,729)	(15,732)

Balance as of December 31, 2011	(306)	(22,941)	(656)	(23,903)

Segment Reporting (Tables)	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Segment results information

Year ended December 31, 2011	Shuttle Tanker and FSO Segment $	FPSO Segment $	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $
Revenues	613,768	464,810	272,041	603,163	1,953,782
Voyage expenses	97,743	—	4,862	74,009	176,614
Vessel operating expenses	196,536	242,332	48,158	190,661	677,687
Time-charter hire expense	74,478	—	—	139,701	214,179
Depreciation and amortization	129,293	96,915	63,641	138,759	428,608
General and administrative (2)	60,359	52,854	20,586	89,817	223,616
Asset impairments and net loss (gain) on sale of vessels and equipment	43,356	(4,888)	—	112,591	151,059
Bargain purchase gain	—	(58,235)	—	—	(58,235)
Goodwill impairment	—	—	—	36,652	36,652
Restructuring charges	5,351	—	—	139	5,490

Income (loss) from vessel operations	6,652	135,832	134,794	(179,166)	98,112

Segment assets	2,182,461	2,225,830	2,924,653	2,572,685	9,905,629

Year ended December 31, 2010	Shuttle Tanker and FSO Segment $	FPSO Segment $	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $
Revenues (1)	622,195	463,931	248,378	761,249	2,095,753
Voyage expenses	111,003	—	29	134,065	245,097
Vessel operating expenses	182,614	209,283	46,497	192,153	630,547
Time charter hire expense	89,768	—	—	196,224	285,992
Depreciation and amortization	127,438	95,784	62,904	154,579	440,705
General and administrative (2)	51,281	42,714	20,147	79,601	193,743
Asset impairments and net loss (gain) on sale of vessels and equipment	19,480	—	(4,340)	34,010	49,150
Restructuring charges	704	—	394	15,298	16,396

Income (loss) from vessel operations	39,907	116,150	122,747	(44,681)	234,123

Segment assets	1,811,186	1,185,017	2,869,713	2,691,407	8,557,323

Year ended December 31, 2009	Shuttle Tanker and FSO Segment $	FPSO Segment $	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $
Revenues	583,320	390,576	246,472	961,237	2,181,605
Voyage expenses	86,499	—	1,018	206,574	294,091
Vessel operating expenses	173,463	200,856	50,704	190,741	615,764
Time charter hire expense	113,786	—	—	325,091	438,877
Depreciation and amortization	122,630	102,316	59,868	152,362	437,176
General and administrative (2)	50,923	34,276	20,007	93,630	198,836
Asset impairments and net loss on sale of vessels and equipment	1,902	—	—	10,727	12,629
Restructuring charges	7,032	—	4,177	3,235	14,444

Income (loss) from vessel operations	27,085	53,128	110,698	(21,123)	169,788

(1)	FPSO segment includes $59.2 million in revenue for the year ended December 31, 2010, related to operations in previous years as a result of executing a contract amendment in March 2010.
(2)	Includes direct general and administrative expenses and indirect general and administrative expenses (allocated to each segment based on estimated use of corporate resources).

Reconciliation of total segment assets

	December 31, 2011 $	December 31, 2010 $
Total assets of all segments	9,905,629	8,557,323
Cash	692,127	779,748
Accounts receivable and other assets	533,640	575,277

Consolidated total assets	11,131,396	9,912,348

Revenues and percentage of consolidated revenues

(U.S. dollars in millions)	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Statoil ASA (1)	$283.7 or 15%	$330.4 or 16%	$346.6 or 16%
Petroleo Brasileiro SA (1)	$224.9 or 12%	$226.0 or 11%	$217.9 or 10%
BP PLC (2)	$190.3 (3)	$222.2 or 11%	$152.0 (3)

(1)	Shuttle tanker and FSO, FPSO and conventional tanker segments
(2)	Shuttle tanker and FSO, FPSO, liquefied gas and conventional tanker segments
(3)	Less than 10%

Acquisition of FPSO Units and Investment in Sevan Marine ASA (Tables)	12 Months Ended
Dec. 31, 2011
Acquisition of FPSO Units and Investment in Sevan Marine ASA [Abstract]
Summarized balance sheet of variable interest entity (VIE)

ASSETS
Cash and cash equivalents	30,963
Other current assets	7,195
Vessels and equipment	322,092
Loan to equity accounted investees	50,000
Deferred tax assets	1,955

Total assets	362,205

LIABILITIES AND EQUITY
Accounts payable	11,860
Accrued liabilities	3,063
Long-term debt (note 8)	220,497
Derivative liabilities	4,969
Other long-term liabilities	1,523

Total liabilities	241,912
Total equity	120,293

Total liabilities and total equity	362,205

Preliminary fair values of the assets acquired and liabilities assumed, including VIE

As at November 30,
2011
$
ASSETS
Cash and cash equivalents	50,230
Other current assets	29,209
Vessels and equipment	869,952
Deferred income taxes	3,307
Investment in Sevan Marine	49,200
Other assets—long-term	659

Total assets acquired	1,002,557

LIABILITIES
Current liabilities	41,376
In-process revenue contracts	158,968
Long-term debt (note 8)	220,497
Other long-term liabilities	6,036
Non-controlling interest	144,600

Total liabilities assumed	571,477

Net assets acquired	431,080

Bargain purchase gain	(58,235)

Cash consideration	372,845

Comparative summarized consolidated pro forma financial information

	Pro Forma Year Ended December 31, 2011 (unaudited) $	Pro Forma Year Ended December 31, 2010 (unaudited) $
Revenues	2,109,929	2,284,336
Net loss	(382,432)	(176,456)
Loss per common share
—Basic	(5.18)	(3.79)
—Diluted	(5.18)	(3.79)

Financing Transactions (Tables)	12 Months Ended
Dec. 31, 2011
Financing Transactions [Abstract]
Summary of proceeds received from financial transactions

	Total Proceeds Received $	Less: Teekay Corporation Portion $	Offering Expenses $	Net Proceeds Received $
2011
Teekay Tankers Public Offering	112,054	—	(4,820)	107,234
Teekay Offshore Private Equity Placements	420,145	(230,144)	(279)	189,722
Teekay LNG Public Offerings	356,133	(7,123)	(14,909)	334,101

2010
Teekay Offshore Public Offerings	419,989	(8,400)	(18,645)	392,944
Teekay Tankers Public Offerings	243,977	(32,000)	(9,279)	202,698
Teekay LNG Direct Equity Placement	51,020	(1,020)	—	50,000

2009
Teekay Offshore Public Offerings	107,042	(2,291)	(2,742)	102,009
Teekay Tankers Public Offerings	68,600	—	(3,044)	65,556
Teekay LNG Public Offerings	170,237	(3,436)	(7,805)	158,996

Goodwill, Intangible Assets and In-Process Revenue Contracts (Tables)	12 Months Ended
Dec. 31, 2011
Goodwill, Intangible Assets and in Process Revenue Contracts [Abstract]
Carrying amount of goodwill for the Company's reportable segment

	Shuttle Tanker and FSO Segment $	FPSO Segment $	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $
Balance as of December 31, 2010 and 2009	130,908	—	35,631	36,652	203,191
Goodwill impairment	—		—	(36,652)	(36,652)

Balance as of December 31, 2011	130,908	—	35,631	—	166,539

Summary of intangible assets

	Weighted-Average Amortization Period (Years)	Gross Carrying Amount $	Accumulated Amortization $	Net Carrying Amount $
Customer contracts	15.6	329,815	(194,266)	135,549
Other intangible assets	4.5	11,430	(10,237)	1,193

	15.2	341,245	(204,503)	136,742

As at December 31, 2010, the Company’s intangible assets consisted of:

	Weighted-Average Amortization Period (Years)	Gross Carrying Amount $	Accumulated Amortization $	Net Carrying Amount $
Customer contracts	13.7	347,085	(195,358)	151,727
Other intangible assets	4.5	11,430	(7,264)	4,166

	13.5	358,515	(202,622)	155,893

Accrued Liabilities (Tables)	12 Months Ended
Dec. 31, 2011
Accrued Liabilities [Abstract]
Accrued Liabilities

	December 31, 2011 $	December 31, 2010 $
Voyage and vessel expenses	209,058	179,553
Interest	63,310	70,760
Payroll and benefits and other	83,528	84,912
Deferred revenue	38,690	41,894

	394,586	377,119

Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt

	December 31, 2011 $	December 31, 2010 $
Revolving Credit Facilities	2,244,634	1,697,237
Senior Notes (8.875%) due July 15, 2011	—	16,201
Senior Notes (8.5%) due January 15, 2020	446,825	446,559
Norwegian Kroner-denominated Bonds due November 2013	100,417	103,061
U.S. Dollar-denominated Term Loans due through 2021	2,069,860	1,782,423
U.S. Dollar-denominated Term Loan Variable Interest Entity due October 2016 (note 3)	220,450	—
Euro-denominated Term Loans due through 2023	348,905	373,301
U.S. Dollar-denominated Unsecured Demand Loan due to Joint Venture Partners	13,282	13,282

Total	5,444,373	4,432,064
Less current portion	401,376	276,508

Long-term portion	5,042,997	4,155,556

Operating and Direct Financing Leases (Tables)	12 Months Ended
Dec. 31, 2011
Operating and Direct Financing Leases [Abstract]
Estimated future minimum rental payments to be received and paid under the lease contracts

Year	Head Lease Receipts (1)	Sublease Payments (1)
2012	28,859	24,999
2013	28,843	24,999
2014	28,828	24,999
2015	22,188	24,999
2016	21,242	24,999
Thereafter	260,306	306,356

Total	$390,266	$431,351

(1)	The Head Leases are fixed-rate operating leases while the Subleases have a small variable-rate component. As at December 31, 2011, the Teekay Tangguh Subsidiary had received $120.1 million of aggregate Head Lease receipts and had paid $66.0 million of Sublease payments.

Net investment in direct financing leases

	December 31, 2011 $	December 31, 2010 $
Total minimum lease payments to be received	741,604	796,137
Estimated unguaranteed residual value of leased properties	203,465	203,465
Initial direct costs and other	1,636	1,726
Less unearned revenue	(486,797)	(513,812)

Total	459,908	487,516
Less current portion	23,171	26,791

Long-term portion	436,737	460,725

Capital Lease Obligations and Restricted Cash (Tables)	12 Months Ended
Dec. 31, 2011
Capital Lease Obligations and Restricted Cash [Abstract]
Capital lease obligations

	December 31, 2011	December 31, 2010
	$	$
RasGas II LNG Carriers	471,397	470,752
Spanish-Flagged LNG Carrier	—	81,881
Suezmax Tankers	175,650	185,501

Total	647,047	738,134
Less current portion	47,203	267,382

Long-term portion	599,844	470,752

Commitments repayable under capital leases

Year	Commitment
2012	$24.0 million
2013	$24.0 million
2014	$24.0 million
2015	$24.0 million
2016	$24.0 million
Thereafter	$881.1 million

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair value of the company financial instruments and other non financial assets

		December 31, 2011		December 31, 2010
		Carrying	Fair	Carrying	Fair
	Fair Value	Amount	Value	Amount	Value
	Hierarchy	Asset (Liability)	Asset (Liability)	Asset (Liability)	Asset (Liability)
	Level (1)	$	$	$	$
Recurring
Cash and cash equivalents, restricted cash, and marketable securities	Level 1	1,200,063	1,200,063	1,377,399	1,377,399
Derivative instruments (note 15)
Interest rate swap agreements (2)	Level 2	(707,437)	(707,437)	(557,991)	(557,991)
Interest rate swap agreements (2)	Level 2	159,603	159,603	66,869	66,869
Cross currency interest swap agreement	Level 2	2,677	2,677	4,233	4,233
Foreign currency contracts	Level 2	(4,362)	(4,362)	11,375	11,375
Foinaven embedded derivative	Level 2	3,385	3,385	(3,500)	(3,500)
Non-recurring
Vessels and equipment (3)	Level 2	118,682	118,682	—	—
Equity accounted investments (4)	Level 3	9,623	9,623	—	—
Vessels held for sale	Level 2	19,000	19,000	—	—
Other
Investment in term loans (note 4)		189,666	190,939	116,014	120,837
Loans to equity accounted investees and joint venture partners		85,248	85,248	32,750	32,750
Loans from equity accounted investees		—	—	(59)	(59)
Long-term debt		(5,444,373)	(5,072,214)	(4,432,064)	(4,192,646)

(1)	The fair value hierarchy level is only applicable to each financial instrument on the consolidated balance sheets that are recorded at fair value on a recurring basis.
(2)	The fair value of the Company’s interest rate swap agreements at December 31, 2011 includes $24.5 million (December 31, 2010—$31.0 million) of net accrued interest which is recorded in accrued liabilities on the consolidated balance sheet.
(3)	The fair value measurement used to determine the impairment of the vessels was calculated based upon the estimated sales price of the vessel or the estimated scrap value of the respective vessels.
(4)	The fair value measurement used to determine the impairment of the investment in Petrotrans Holdings Ltd. (or PTH) was based upon the estimated liquidation values of the underlying net assets of the investment.

There are no other non-financial assets or non-financial liabilities carried at fair value as at December 31, 2011 and December 31, 2010.

Capital Stock (Tables)	12 Months Ended
Dec. 31, 2011
Capital Stock [Abstract]
Summary of stock option activity and related information

	December 31, 2011		December 31, 2010		December 31, 2009
	Options (000’s) #	Weighted- Average Exercise Price $	Options (000’s) #	Weighted- Average Exercise Price $	Options (000’s) #	Weighted- Average Exercise Price $
Outstanding-beginning of year	6,123	31.54	5,983	31.46	4,813	37.22
Granted	96	34.93	733	24.42	1,518	11.84
Exercised	(363)	16.14	(380)	15.12	(180)	12.21
Forfeited / expired	(143)	33.11	(213)	29.00	(168)	35.16

Outstanding-end of year	5,713	32.47	6,123	31.54	5,983	31.46

Exercisable-end of year	4,656	35.40	3,963	36.80	3,299	36.50

Non-vested stock option activity and related information

	December 31, 2011		December 31, 2010		December 31, 2009
	Options (000’s) #	Weighted- Average Grant Date Fair Value $	Options (000’s) #	Weighted- Average Grant Date Fair Value $	Options (000’s) #	Weighted- Average Grant Date Fair Value $
Outstanding non-vested stock options- beginning of year	2,160	6.36	2,684	6.56	2,240	10.59
Granted	96	11.27	733	8.16	1,518	3.74
Vested	(1,071)	6.18	(1,084)	7.48	(974)	10.88
Forfeited	(128)	11.47	(173)	10.06	(100)	11.38

Outstanding non-vested stock options-end of year	1,057	6.40	2,160	6.36	2,684	6.56

Details regarding outstanding and exercisable stock options

	Outstanding Options			Exercisable Options
Range of Exercise Prices	Options (000’s) #	Weighted- Average Remaining Life (Years)	Weighted- Average Exercise Price $	Options (000’s) #	Weighted- Average Remaining Life (Years)	Weighted- Average Exercise Price $
$10.00 – $14.99	1,085	7.2	11.84	599	7.2	11.84
$15.00 – $19.99	439	0.8	19.57	439	0.8	19.57
$20.00 – $29.99	685	8.2	24.39	207	8.1	24.33
$30.00 – $34.99	444	3.8	33.86	351	2.3	33.58
$35.00 – $39.99	753	4.3	38.98	753	4.3	38.98
$40.00 – $44.99	1,276	6.2	40.41	1,276	6.2	40.41
$45.00 – $49.99	352	3.2	46.80	352	3.2	46.80
$50.00 – $59.99	676	5.2	51.40	676	5.2	51.40
$60.00 – $64.99	3	5.3	60.96	3	5.3	60.96

	5,713	5.5	32.47	4,656	4.9	35.40

Other Income (Tables)	12 Months Ended
Dec. 31, 2011
Other Income [Abstract]
Summary of Other Income

	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
	$	$	$
Volatile organic compound emission plant lease income	2,900	4,714	6,892
Gain on sale of marketable securities	3,372	1,805	—
Miscellaneous income	6,088	1,008	6,635

Other income	12,360	7,527	13,527

Derivative Instruments and Hedging Activities (Tables)	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities [Abstract]
Commitment of foreign currency forward contracts

			Fair Value / Carrying Amount
			of Asset / (Liability)		Expected Maturity
	Contract Amount In Foreign Currency	Average Forward	Hedge	Non-Hedge	2012	2013
	(millions)	Rate (1)	(in millions of U.S. Dollars)
Norwegian Kroner	1,044.5	6.00	$0.6	($1.6)	$141.3	$32.8
Euro	34.6	0.74	—	(1.7)	40.9	5.8
Canadian Dollar	36.8	1.01	(0.2)	(0.3)	31.8	4.6
British Pounds	34.5	0.64	(0.3)	(0.9)	46.5	7.8

			$0.1	($4.5)	$260.5	$51.0

(1)	Average contractual exchange rate represents the contracted amount of foreign currency one U.S. Dollar will buy.

Interest rate swap agreements

	Interest Rate Index	Principal Amount $	Fair Value / Carrying Amount of Asset / (Liability) $	Weighted- Average Remaining Term (Years)	Fixed Interest Rate (%) (1)

LIBOR-Based Debt:
U.S. Dollar-denominated interest rate swaps (2)	LIBOR	423,748	(119,895)	25.1	4.9
U.S. Dollar-denominated interest rate swaps	LIBOR	3,766,809	(561,747)	8.4	3.8
LIBOR-Based Restricted Cash Deposit:
U.S. Dollar-denominated interest rate swaps (2)	LIBOR	470,199	159,603	25.1	4.8
EURIBOR-Based Debt:
Euro-denominated interest rate swaps (3) (4)	EURIBOR	348,905	(25,795)	12.5	3.1

		5,009,661	(547,834)

(1)	Excludes the margins the Company pays on its variable-rate debt, which as of December 31, 2011 ranged from 0.30% to 3.25%.
(2)	Principal amount reduces quarterly.
(3)	Principal amount reduces monthly to 70.1 million Euros ($90.9 million) by the maturity dates of the swap agreements.
(4)	Principal amount is the U.S. Dollar equivalent of 269.2 million Euros.

Location and fair value amounts of derivative instruments

	Current Portion of Derivative Assets	Derivative Assets	Accrued Liabilities	Current Portion of Derivative Liabilities	Derivative Liabilities
As at December 31, 2011:
Derivatives designated as a cash flow hedge:
Foreign currency contracts	1,551	28	—	(1,192)	(264)
Derivatives not designated as a cash flow hedge:
Foreign currency contracts	2,592	3	—	(6,248)	(832)
Interest rate swap agreements	15,608	139,651	(24,750)	(109,897)	(568,446)
Cross currency swap	1,576	875	225	—	—
Foinaven embedded derivative (note 10)	3,385	—	—	—	—

	24,712	140,557	(24,525)	(117,337)	(569,542)

As at December 31, 2010:
Derivatives designated as a cash flow hedge:
Foreign currency contracts	3,437	1,546	—	(652)	22
Derivatives not designated as a cash flow hedge:
Foreign currency contracts	4,988	3,172	—	(1,050)	(88)
Interest rate swap agreements	16,759	45,524	(31,174)	(135,171)	(387,058)
Forward freight agreements	2,031	2,003	199	—	—
Foinaven embedded derivative	—	3,738	—	(7,238)	—

	27,215	55,983	(30,975)	(144,111)	(387,124)

Effective portion of gains (losses) on foreign currency contracts

Year Ended December 31, 2011				Year Ended December 31, 2010
Balance Sheet (AOCI)	Statement of Income (Loss)			Balance Sheet (AOCI)	Statement of Income (Loss)
Effective Portion	Effective Portion	Ineffective Portion		Effective Portion	Effective Portion	Ineffective Portion
2,007	918	(568)	Vessel operating expenses	(3,559)	(680)	(3,473)	Vessel operating expenses
	4,636	(223)	General and administrative expenses		(2,360)	(1,402)	General and administrative expenses

2,007	5,554	(791)		(3,559)	(3,040)	(4,875)

Effect of (loss) gain on derivatives not designated as hedging instruments

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2011	2010	2009
	$	$	$
Realized (losses) gains relating to:
Interest rate swap agreements	(132,931)	(154,098)	(127,936)
Interest rate swap amendments and terminations	(149,666)	—	—
Foreign currency forward contracts	9,965	(2,274)	(8,984)
Forward freight agreements, bunker fuel swap contracts and other	36	(7,914)	(1,293)

	(272,596)	(164,286)	(138,213)

Unrealized (losses) gains relating to:
Interest rate swap agreements	(58,405)	(146,780)	258,710
Foreign currency forward contracts	(11,399)	6,307	14,797
Forward freight agreements and bunker fuel swap contracts	—	(108)	4,167
Foinaven embedded derivative	(322)	5,269	585

	(70,126)	(135,312)	278,259

Total realized and unrealized (losses) gains on non-designated derivative instruments	(342,722)	(299,598)	140,046

Supplemental Cash Flow Information (Tables)	12 Months Ended
Dec. 31, 2011
Supplemental Cash Flow Information [Abstract]
Changes in operating assets and liabilities

	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
	$	$	$
Accounts receivable	(68,914)	(21,820)	64,886
Prepaid expenses and other assets	(8,225)	12,719	35,006
Accounts payable	12,216	(11,002)	(2,731)
Accrued and other liabilities	(19,424)	65,518	26,240
Other long-term liabilities	—	—	25,254

	(84,347)	45,415	148,655

Earnings (Loss) Per Share (Tables)	12 Months Ended
Dec. 31, 2011
Earnings (Loss) Per Share [Abstract]
Earnings (Loss) Per Share

	Year ended	Year ended	Year ended
	December 31, 2011	December 31, 2010	December 31, 2009
	$	$	$
Net (loss) income attributable to stockholders’ of Teekay Corporation	(368,916)	(267,287)	128,412

Weighted average number of common shares	70,234,817	72,862,617	72,549,361
Dilutive effect of stock-based compensation	—	—	509,470

Common stock and common stock equivalents	70,234,817	72,862,617	73,058,831

(Loss) earnings per common share:
—Basic	(5.25)	(3.67)	1.77
—Diluted	(5.25)	(3.67)	1.76

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Components of Company's deferred tax assets and liabilities

	December 31,	December 31,
	2011	2010
	$	$
Deferred tax assets:
Vessels and equipment	76,582	2,182
Tax losses carried forward (1)	380,299	286,499
Other	95,312	97,945

Total deferred tax assets	552,193	386,626

Deferred tax liabilities:
Vessels and equipment	60,776	122,263
Long-term debt	24,918	31,077
Other	45,624	2,900

Total deferred tax liabilities	131,318	156,240
Net deferred tax assets	420,875	230,386
Valuation allowance	(398,559)	(213,385)

Net deferred tax assets (liabilities)	22,316	17,001

(1)	Substantially all of the Company’s net operating loss carryforwards of $1.27 billion relate to its Australian ship-owning subsidiaries and its Norwegian subsidiaries. These net operating loss carryforwards are available to offset future taxable income in the respective jurisdictions, and can be carried forward indefinitely.

Components of provision for income taxes

	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
	$	$	$
Current	(6,768)	(13,129)	(28,312)
Deferred	2,478	19,469	5,423

Income tax (expense) recovery	(4,290)	6,340	(22,889)

Reconciliations of income tax rates and actual tax charge

	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
	$	$	$
Net (loss) income before taxes	(382,431)	(172,975)	232,666
Net (loss) income not subject to taxes	(351,773)	(416,684)	550,299

Net (loss) income subject to taxes	(30,658)	243,709	(317,633)

At applicable statutory tax rates	(8,987)	57,737	(89,395)
Permanent and currency differences	(172,368)	(104,514)	109,857
Adjustments to valuation allowances and uncertain tax positions	179,675	40,863	1,623
Other	5,970	(425)	804

Tax expense (recovery) related to the current year	4,290	(6,340)	22,889

Unrecognized tax benefits, recorded in other long-term liabilities

	2011 $	2010 $	2009 $
Balance of unrecognized tax benefits as at January 1	45,302	40,943	17,296
Increase for positions taken in prior years	83	4,037	—
Increase for positions related to the current year	3,308	8,979	27,552
Decreases for positions taken in prior years	—	(4,557)	(3,905)
Decreases related to statute of limitations	(8,889)	(4,100)	—

Balance of unrecognized tax benefits as at December 31	39,804	45,302	40,943

Pension Benefits (Tables)	12 Months Ended
Dec. 31, 2011
Pension Benefits [Abstract]
Changes in the benefit obligation and the fair value of the Benefit Plans assets

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
	$	$
Change in benefit obligation:
Beginning balance	120,723	114,256
Service cost	8,829	8,345
Interest cost	5,167	5,148
Contributions by plan participants	739	579
Actuarial loss	9,408	730
Benefits paid	(4,395)	(7,333)
Settlements and curtailments	—	(4,937)
Foreign currency exchange rate changes	(3,299)	3,635
Other	—	300

Ending balance	137,172	120,723

Change in fair value of plan assets:
Beginning balance	102,085	95,495
Actual return on plan assets	2,931	125
Contributions by the employer	12,061	11,649
Contributions by plan participants	739	579
Benefits paid	(4,339)	(7,259)
Settlements and curtailments	—	(1,314)
Foreign currency exchange rate changes	(2,357)	3,110
Other	(422)	(300)

Ending balance	110,698	102,085

Funded status deficiency	(26,474)	(18,638)

Amounts recognized in the balance sheets:
Other long-term liabilities	26,474	18,638
Accumulated other comprehensive (loss) income:
Net actuarial losses (1)	(19,929)	(18,279)

(1)	As at December 31, 2011, the estimated amount that will be amortized from accumulated other comprehensive (loss) income into net periodic benefit cost in 2012 is $(0.2) million.

Pension plans with benefit obligations and accumulated benefit obligations in excess of plan assets

	December 31, 2011	December 31, 2010
	$	$
Benefit obligation	113,460	72,180
Fair value of plan assets	85,432	53,421

Accumulated benefit obligation	35,358	62,405
Fair value of plan assets	31,815	39,134

Components of net periodic pension cost relating to the Benefit Plans

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
	$	$	$
Net periodic pension cost:
Service cost	8,978	8,616	9,753
Interest cost	5,250	5,091	4,548
Expected return on plan assets	(5,805)	(5,431)	(4,624)
Amortization of net actuarial loss	371	281	1,394
Other	421	(3,390)	184

Net cost	9,215	5,167	11,255

Components of other comprehensive (income) loss relating to the Plans

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
	$	$	$
Other comprehensive (income) loss:
Net loss (gain) arising during the period	12,052	5,711	(13,524)
Amortization of net actuarial (gain) loss	(319)	1,026	(1,394)
Other loss (gain)	—	390	(785)

Total loss (income)	11,733	7,127	(15,703)

Estimated future benefit payments which reflect expected future service to be paid by the Benefit Plans

Pension Benefit
Payments
Year	$
2012	8,000
2013	4,969
2014	6,361
2015	6,251
2016	5,704
2017—2021	29,263

Total	60,548

Fair value of the plan assets

	December 31, 2011	December 31, 2010
	$	$
Pooled Funds (1)	82,501	74,826
Mutual Funds (2)
Equity investments	13,852	13,073
Debt securities	3,445	3,197
Real estate	2,092	2,327
Cash and money market	291	1,034
Other	8,517	7,628

Total	110,698	102,085

(1)	The Company has no control over the investment mix or strategy of the pooled funds. The pooled funds guarantee a minimum rate of return. If actual investment returns are less than the guarantee minimum rate, then the provider’s statutory reserves are used to top up the shortfall. The pooled funds primarily invest in hold to maturity bonds, real estate and other fixed income investments, which are expected to provide a stable rate of return.
(2)	The mutual funds primary aim is to provide investors with an exposure to a diversified mix of predominantly growth oriented assets (70%) with moderate to high volatility and some defensive assets (30%).

Schedule of assumptions used

	December 31, 2011	December 31, 2010
Discount rates	3.2%	4.4%
Rate of compensation increase	4.4%	4.6%

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Discount rates	3.2%	4.4%	5.0%
Rate of compensation increase	4.4%	4.6%	4.7%
Expected long-term rates of return (1)	5.0%	5.7%	6.0%

(1)	To the extent the expected return on plan assets varies from the actual return, an actuarial gain or loss results. The expected long-term rates of return on plan assets are based on the estimated weighted-average long-term returns of major asset classes. In determining asset class returns, the Company takes into account long-term returns of major asset classes, historical performance of plan assets, as well as the current interest rate environment. The asset class returns are weighted based on the target asset allocations.

Equity Accounted Investments (Tables)	12 Months Ended
Dec. 31, 2011
Equity Accounted Investments [Abstract]
Condensed summary of company's investments in and advances to joint ventures

Investments in Equity Accounted Investments	Ownership Percentage	December 31, 2011	December 31, 2010
RasGas 3 Joint Venture	40%	97,423	98,207
Exmar Joint Venture	50%	81,242	74,504
Angola Joint Venture	33%	16,063	—
SkaugenPetroTrans Joint Venture	50%	9,623	32,721
Sevan Marine Equity Investment	40%	46,998	—
Other	40% to 50%	1,288	2,201

Total		252,637	207,633

Loans to Equity Accounted Investees	Ownership Percentage	December 31, 2011	December 31, 2010
Wah Kwong Joint Venture	50%	9,830	9,830
Ikdam Production Joint Venture	40%	538	3,116
SkaugenPetroTrans Joint Venture	50%	5,000	—
Sevan Marine Equity Investment	40%	50,000	—

Total		65,368	12,946

Condensed summary of the Company's financial information for joint ventures

	December 31,	December 31,
	2011	2010
Current assets	281,933	135,087
Non-current assets	2,545,518	1,867,161
Current liabilities	252,439	106,858
Non-current liabilities	2,118,550	1,507,800

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Revenues	333,020	232,516	238,838
Income from vessel operations	134,617	91,290	97,708
Net (loss) income	(48,732)	(44,794)	136,444

Summary of Significant Accounting Policies (Details) (Dry Docking Activity [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Dry Docking Activity [Member]
Summarized drydocking activity
Balance at the beginning of the year	$ 143,103	$ 172,053	$ 154,613
Costs incurred for dry docking	60,484	57,156	79,482
Dry dock amortization	(74,600)	(86,106)	(62,042)
Balance at the end of the year	$ 128,987	$ 143,103	$ 172,053

Summary of Significant Accounting Policies (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Other loan receivables
Total direct financing leases and other loan receivables	$ 685,312	$ 639,683
Payment Activity [Member] | Performing [Member]
Summary of financing receivables
Direct financing leases	459,908	487,516
Other loan receivables
Long-term receivable included in other assets	786	410
Collateral [Member] | Performing [Member]
Other loan receivables
Investment in term loans and interest receivable	188,616	117,825
Other Internal Metrics [Member] | Performing [Member]
Other loan receivables
Loans to joint ventures and joint venture partners	$ 36,002	$ 33,932

Summary of Significant Accounting Policies (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Accumulated other comprehensive (loss) income
Accumulated Other Comprehensive Income (Loss), Qualifying Cash Flow Hedging Instruments	$ (306)	$ 2,295	$ 2,923	$ (58,723)
Accumulated Other Comprehensive Income (Loss), Pension Adjustments	(22,941)	(17,539)	(10,294)	(23,338)
Accumulated Other Comprehensive Income (Loss), Unrealized Gain on Available for Sale Marketable Securities	(656)	7,073	5,837
Accumulated Other Comprehensive Income (Loss), Total	(23,903)	(8,171)	(1,534)	(82,061)
Other comprehensive (loss) income, Qualifying cash flow hedging instruments	(2,601)	(628)	61,646
Other comprehensive (loss) income, Pension adjustments	(5,402)	(7,245)	13,044
Other Comprehensive (loss) income, Unrealized gain on available for sale marketable securities	(7,729)	1,236	5,837
Other comprehensive income (loss)	$ (16,678)	$ (6,528)	$ 89,522

Summary of Significant Accounting Policies (Details Textual) (USD $)	1 Months Ended		12 Months Ended
	Sep. 30, 2009	Mar. 31, 2008	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Property, Plant and Equipment [Line Items]
Vision Incentive Plan Expense			$ 1,300,000	$ 2,400,000	$ 600,000
Loans to equity accounted investees and joint venture partners carrying value			85,248,000	32,750,000
Summary of Significant Accounting Policies (Textual) [Abstract]
Unrecognized Tax Benefits, Interest on Income Taxes Accrued			39,804,000	45,302,000	40,943,000	17,296,000
Reclassification of revenues				26,900,000	9,600,000
Reclassification of accounts receivable				11,600,000
Reclassification of certain crew training expenses					13,600,000
Condition for claiming depreciation vessel's estimated useful life			commencing the date the vessel is delivered from the shipyard, or a shorter period if regulations prevent the Company from operating the vessels for 25 years or 35 years
Depreciation of vessels and equipment excluding amortization of dry docking expenditures			356,000,000	355,500,000	362,300,000
Amortization of vessels accounted for as capital leases			34,700,000	33,500,000	31,600,000
Interest costs capitalized to vessels and equipment			8,100,000	14,000,000	14,000,000
ARO receivable recorded in other non-current assets from third parties			21,200,000	23,000,000
Associated receivable recorded in other non-current assets from third parties			6,100,000	6,800,000
Interim distribution made to certain participants in restricted stock units		13,300,000
Restricted stock units with New Participants Reserve Pool allocation under the VIP	187,400
Minimum period to dry dock			2 years 6 months
Maximum period to dry dock			5 years
Vision incentive plan [Member]
Property, Plant and Equipment [Line Items]
VIP Liability			0	0
Teekay BLT Corporation [Member]
Property, Plant and Equipment [Line Items]
Loans to equity accounted investees and joint venture partners carrying value			$ 19,100,000	$ 20,200,000
Teekay LNG [Member]
Property, Plant and Equipment [Line Items]
Ownership percentage			99.00%
Teekay Tangguh Borrower LLC [Member]
Property, Plant and Equipment [Line Items]
Ownership percentage			70.00%
Oil Tankers [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life, Average			25
FPSO Units [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life, Minimum			20
Property, Plant and Equipment, Useful Life, Maximum			30
LNG Carriers [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life, Average			35
LPG Carriers [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life, Average			35

Segment Reporting (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Segment results information
Revenues	$ 1,953,782	$ 2,095,753	$ 2,181,605
Voyage expenses	176,614	245,097	294,091
Vessel operating expenses	677,687	630,547	615,764
Time-charter hire expense	214,179	285,992	438,877
Depreciation and amortization	428,608	440,705	437,176
General and administrative	223,616	193,743	198,836
Asset impairments and net loss (gain) on sale of vessels and equipment	151,059	49,150	12,629
Bargain purchase gain	(58,235)
Write-down for impairment of goodwill	36,652
Restructuring charges	5,490	16,396	14,444
Income (loss) from vessel operations	98,112	234,123	169,788
Segment assets	9,905,629	8,557,323
Shuttle Tanker and FSO Segment [Member]
Segment results information
Revenues	613,768	622,195	583,320
Voyage expenses	97,743	111,003	86,499
Vessel operating expenses	196,536	182,614	173,463
Time-charter hire expense	74,478	89,768	113,786
Depreciation and amortization	129,293	127,438	122,630
General and administrative	60,359	51,281	50,923
Asset impairments and net loss (gain) on sale of vessels and equipment	43,356	19,480	1,902
Restructuring charges	5,351	704	7,032
Income (loss) from vessel operations	6,652	39,907	27,085
Segment assets	2,182,461	1,811,186
FPSO Segment [Member]
Segment results information
Revenues	464,810	463,931	390,576
Vessel operating expenses	242,332	209,283	200,856
Depreciation and amortization	96,915	95,784	102,316
General and administrative	52,854	42,714	34,276
Asset impairments and net loss (gain) on sale of vessels and equipment	(4,888)
Bargain purchase gain	(58,235)
Income (loss) from vessel operations	135,832	116,150	53,128
Segment assets	2,225,830	1,185,017
Liquefied Gas Segment [Member]
Segment results information
Revenues	272,041	248,378	246,472
Voyage expenses	4,862	29	1,018
Vessel operating expenses	48,158	46,497	50,704
Depreciation and amortization	63,641	62,904	59,868
General and administrative	20,586	20,147	20,007
Asset impairments and net loss (gain) on sale of vessels and equipment		(4,340)
Restructuring charges		394	4,177
Income (loss) from vessel operations	134,794	122,747	110,698
Segment assets	2,924,653	2,869,713
Conventional Tanker Segment [Member]
Segment results information
Revenues	603,163	761,249	961,237
Voyage expenses	74,009	134,065	206,574
Vessel operating expenses	190,661	192,153	190,741
Time-charter hire expense	139,701	196,224	325,091
Depreciation and amortization	138,759	154,579	152,362
General and administrative	89,817	79,601	93,360
Asset impairments and net loss (gain) on sale of vessels and equipment	112,591	34,010	10,727
Write-down for impairment of goodwill	36,652
Restructuring charges	139	15,298	3,235
Income (loss) from vessel operations	(179,166)	(44,681)	(21,123)
Segment assets	$ 2,572,685	$ 2,691,407

Segment Reporting (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Reconciliation of total segment assets
Total assets of all segments	$ 9,905,629	$ 8,557,323
Cash	692,127	779,748	422,510	814,165
Accounts receivable and other assets	533,640	575,277
Total Assets	$ 11,131,396	$ 9,912,348

Segment Reporting (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Statoil ASA [Member]
Revenues and percentage of consolidated revenues
Revenue of Significant Customer	$ 283.7	$ 330.4	$ 346.6
Percentage of Revenue of Significant Customer	15.00%	16.00%	16.00%
Petroleo Brasileiro SA [Member]
Revenues and percentage of consolidated revenues
Revenue of Significant Customer	224.9	226	217.9
Percentage of Revenue of Significant Customer	12.00%	11.00%	10.00%
BP PLC [Member]
Revenues and percentage of consolidated revenues
Revenue of Significant Customer	$ 190.3	$ 222.2	$ 152
Percentage of Revenue of Significant Customer		11.00%

Segment Reporting (Details Textual) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Segment	Dec. 31, 2010 Long Term Fixed-rate time-charter contracts [Member]	Dec. 31, 2010 Short Term Fixed-rate time-charter contracts [Member]	Dec. 31, 2010 FPSO Segment [Member]	Dec. 31, 2009 BP PLC [Member]
Segment Reporting Information [Line Items]
Number of reportable segments	4
Revenue related to operations in previous year				$ 59.2
Minimum Period		1 year	1 year
Maximum percentage of revenue for BP PLC					10.00%

Acquisition of FPSO Units and Investment in Sevan Marine ASA (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Feb. 28, 2010	Dec. 31, 2009	Dec. 31, 2008
ASSETS
Cash and cash equivalents (note 8)	$ 692,127	$ 779,748		$ 422,510	$ 814,165
Other current assets	2,672	2,616
Vessels and equipment	7,868,361	6,771,375
Deferred tax assets	22,316	17,001
Total assets	11,131,396	9,912,348
LIABILITIES AND EQUITY
Accounts payable	97,084	46,240
Accrued liabilities (note 7)	394,586	377,119
Long-term debt (note 8)	5,042,997	4,155,556
Derivative Liabilities	569,542	387,124
Other long-term liabilities	199,836	194,640	2,000
Total liabilities	7,799,595	6,538,615
Total equity	3,293,494	3,332,008		3,095,670	2,652,405
Total liabilities and total equity	11,131,396	9,912,348
Voyageur [Member]
ASSETS
Cash and cash equivalents (note 8)	30,963
Other current assets	7,195
Vessels and equipment	322,092
Deferred tax assets	1,955
Total assets	362,205
LIABILITIES AND EQUITY
Accounts payable	11,860
Accrued liabilities (note 7)	3,063
Long-term debt (note 8)	220,497
Derivative Liabilities	4,969
Other long-term liabilities	1,523
Total liabilities	241,912
Total equity	120,293
Total liabilities and total equity	$ 362,205

Acquisition of FPSO Units and Investment in Sevan Marine ASA (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Nov. 30, 2011	Mar. 31, 2011	Dec. 31, 2010
ASSETS
Cash and cash equivalents		$ 50,230
Other current assets		29,209
Vessels and equipment		869,952
Deferred income taxes		3,307
Investment in Sevan Marine		49,200
Other assets - long-term		659
Total assets acquired		1,002,557
LIABILITIES
Current liabilities		41,376
In-process revenue contracts	235,296	158,968		152,637
Long-term debt (note 8)		220,497
Other long-term liabilities		6,036
Non-controlling interest		144,600
Total liabilities assumed		571,477
Net assets acquired		431,080
Bargain purchase gain		(58,235)
Cash consideration		$ 372,845	$ 175,000

Acquisition of FPSO Units and Investment in Sevan Marine ASA (Details 2) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Comparative summarized consolidated pro forma financial information
Revenues	$ 2,109,929	$ 2,284,336
Net loss	$ (382,432)	$ (176,456)
Loss per common share
Basic	$ (5.18)	$ (3.79)
Diluted	$ (5.18)	$ (3.79)

Acquisition of FPSO Units and Investment in Sevan Marine ASA (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2011	Feb. 29, 2012	Nov. 30, 2011	Mar. 31, 2011	Dec. 31, 2010
Business Acquisition [Line Items]
Ownership interest		52.00%			33.00%
Acquisition cost				$ 386,300,000
Outstanding balance of credit facility			220,497,000
Bargain purchase gain	58,235,000
Acquisition of FPSO Units and Investment in Sevan Marine ASA (Textual) [Abstract]
Income from acquisition, including bargain purchase gain	60,300,000
Acquisition-related expenses	1,100,000
FPSO Segment [Member]
Business Acquisition [Line Items]
Bargain purchase gain	58,200,000
REVENUES	14,500,000,000
FPSO Unit Sevan Hummingbird [Member]
Business Acquisition [Line Items]
Acquisition cost			184,000,000
Extension option of contract	one six-month extension option, one three-year extension option and two one-year extension options.
FPSO Sevan Piranema [Member]
Business Acquisition [Line Items]
Number of Extension option			11
FPSO Unit Sevan Piranema [Member]
Business Acquisition [Line Items]
Acquisition cost	94,000,000		164,000,000
Extension option of contract	up to 11 one-year extension options
Sevan Marine ASA [Member]
Business Acquisition [Line Items]
Ownership interest			40.00%
Acquisition cost			25,000,000
FPSO Unit Sevan Voyageur [Member]
Business Acquisition [Line Items]
Outstanding balance of credit facility			220,000,000
Minimum upgrade cost			110,000,000
Maximum upgrade cost			130,000,000
Voyageur [Member]
Business Acquisition [Line Items]
Extension option period	5 years
Voyageur [Member] | Line of Credit [Member]
Business Acquisition [Line Items]
Assume existing credit facility	$ 230,000,000

Investment in Term Loans (Details) (USD $)	1 Months Ended	12 Months Ended
	Jul. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Feb. 28, 2011
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Accounts receivable, including non-trade of $38,120 (2010 - $35,960) and related party balance of $3,487 (2010 - $nil)		$ 353,659,000	$ 256,496,000
Investment In Term Loans (Textual) [Abstract]
Principal amount outstanding of term loan	115,000,000
Total amount of the term loan including costs of acquisition	115,600,000
Interest rate on term loan		9.00%	9.00%
Investment yield			10.00%
Repayment premium on loan outstanding			3.00%
Repayment premium included in principal balance		1,500,000	500,000
Term Loan				70,000,000
Investment in term loans (note 4)		186,844,000	116,014,000
Loan [Member]
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Accounts receivable, including non-trade of $38,120 (2010 - $35,960) and related party balance of $3,487 (2010 - $nil)		$ 2,800,000	$ 1,800,000

Financing Transactions (Details) (USD $) In Thousands, unless otherwise specified	1 Months Ended			12 Months Ended
	Nov. 30, 2011	Apr. 30, 2011	Mar. 31, 2011 Teekay Offshore [Member]	Dec. 31, 2011 Teekay Offshore [Member]	Dec. 31, 2010 Teekay Offshore [Member]	Dec. 31, 2009 Teekay Offshore [Member]	Dec. 31, 2011 Teekay Tankers [Member]	Dec. 31, 2010 Teekay Tankers [Member]	Dec. 31, 2009 Teekay Tankers [Member]	Dec. 31, 2011 Teekay LNG [Member]	Dec. 31, 2010 Teekay LNG [Member]	Dec. 31, 2009 Teekay LNG [Member]
Equity Offerings [Line Items]
Total proceeds received	$ 187,400	$ 168,700	$ 226,300	$ 420,145	$ 419,989	$ 107,042	$ 112,054	$ 243,977	$ 68,600	$ 356,133	$ 51,020	$ 170,237
Less: Teekay Corporation portion				(230,144)	(8,400)	(2,291)		(32,000)		(7,123)	(1,020)	(3,436)
Offering expenses				(279)	(18,645)	(2,742)	(4,820)	(9,279)	(3,044)	(14,909)		(7,805)
Net proceeds received				$ 189,722	$ 392,944	$ 102,009	$ 107,234	$ 202,698	$ 65,556	$ 334,101	$ 50,000	$ 158,996

Financing Transactions (Details Textual) (USD $)	1 Months Ended				12 Months Ended			1 Months Ended					12 Months Ended						1 Months Ended					12 Months Ended			1 Months Ended				12 Months Ended			1 Months Ended
	Nov. 30, 2011	Jul. 31, 2011	Apr. 30, 2011	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Mar. 31, 2011 Teekay Offshore [Member]	Dec. 31, 2010 Teekay Offshore [Member]	Aug. 31, 2010 Teekay Offshore [Member]	Mar. 31, 2010 Teekay Offshore [Member]	Aug. 31, 2009 Teekay Offshore [Member]	Dec. 31, 2011 Teekay Offshore [Member]	Dec. 31, 2010 Teekay Offshore [Member]	Dec. 31, 2009 Teekay Offshore [Member]	Dec. 31, 2011 Teekay Tankers [Member]	Dec. 31, 2010 Teekay Tankers [Member]	Dec. 31, 2009 Teekay Tankers [Member]	Feb. 29, 2012 Teekay Tankers [Member] Common Class A [Member]	Feb. 28, 2011 Teekay Tankers [Member] Common Class A [Member]	Oct. 31, 2010 Teekay Tankers [Member] Common Class A [Member]	Apr. 30, 2010 Teekay Tankers [Member] Common Class A [Member]	Jun. 30, 2009 Teekay Tankers [Member] Common Class A [Member]	Dec. 31, 2009 Teekay Tankers [Member] Common Class A [Member]	Dec. 31, 2011 Teekay Tankers [Member] Common Class B [Member]	Dec. 31, 2010 Teekay Tankers [Member] Common Class B [Member]	Nov. 30, 2010 Teekay LNG [Member]	Jul. 31, 2010 Teekay LNG [Member]	Nov. 30, 2009 Teekay LNG [Member]	Mar. 31, 2009 Teekay LNG [Member]	Dec. 31, 2011 Teekay LNG [Member]	Dec. 31, 2010 Teekay LNG [Member]	Dec. 31, 2009 Teekay LNG [Member]	Nov. 30, 2011 Teekay [Member]	Jul. 31, 2011 Teekay [Member]	Mar. 31, 2011 Teekay [Member]	Dec. 31, 2011 Teekay [Member]
Equity Offerings by Subsidiaries (Textual) [Abstract]
Number of public offering common units	5,600,000		4,300,000					7,700,000	6,400,000	6,000,000	5,100,000	7,500,000							17,250,000	9,900,000	8,600,000	8,800,000	7,000,000				1,100,000	1,700,000	4,000,000	4,000,000
Number of units issued upon exercise of underwriter's overallotment option	3,700,000		600,000						840,000	787,500	660,000	975,000								1,300,000									450,650
Price of public offering, per unit	$ 33.4		$ 38.88						$ 27.84	$ 22.15	$ 19.48									$ 11.33
Gross proceeds of public offering	$ 187,400,000		$ 168,700,000					$ 226,300,000					$ 420,145,000	$ 419,989,000	$ 107,042,000	$ 112,054,000	$ 243,977,000	$ 68,600,000		$ 112,100,000											$ 356,133,000	$ 51,020,000	$ 170,237,000	$ 173,500,000	$ 20,400,000
General Partner's proportionate capital contribution					2.00%
Ownership percentage					33.00%				67.00%					67.00%											26.00%
Percentage of owned interest													33.00%			26.00%															40.10%						49.00%
Interest of Company's general partner													2.00%																		2.00%
Number of shares issued upon the exercise of the underwriter's overallotment option																					395,000	1,100,000
Price of public offering, per share												$ 14.32							$ 4		$ 12.15	$ 12.25		$ 9.8			$ 35.44	$ 29.18	$ 24.4	$ 17.6
Unregistered common share issued																						2,600,000
Amount Increases to retained earnings					124,247,000	123,203,000,000	41,169,000						124,200,000	84,900,000	26,900,000	124,200,000	17,700,000	1,700,000													124,200,000	20,600,000	12,600,000
Voting Rights																									Five Votes Per Share
Common Stock, Maximum Voting Power																										49.00%
Acquisition cost of Sevan Marine ASA				386,300,000
Payments made for the acquisition	372,845,000			175,000,000
Distributions Made at The Time of Acquisition				15,000,000
Amount decreases to retained earnings																																				$ 94,800,000
Private Placement of Common Units to a Group of Institution	7,300,000	700,000
Price of Private offering, per unit	$ 23.9	$ 28.04

Goodwill, Intangible Assets and In-Process Revenue Contracts (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Reportable segment
Goodwill	$ 166,539	$ 203,191	$ 203,191
Impairment loss	(36,652)
Shuttle Tanker and FSO Segment [Member]
Reportable segment
Goodwill	130,908	130,908	130,908
FPSO Segment [Member]
Reportable segment
Goodwill
Liquefied Gas Segment [Member]
Reportable segment
Goodwill	35,631	35,631	35,631
Conventional Tanker Segment [Member]
Reportable segment
Goodwill		36,652	36,652
Impairment loss	$ (36,652)

Goodwill, Intangible Assets and In-Process Revenue Contracts (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Acquired finite lived intangible assets by major class
Weighted-Average Amortization Period	15 years 2 months	13 years 5 months
Gross carrying amount	$ 341,245	$ 358,515
Accumulated Amortization	(204,503)	(202,622)
Net Carrying Amount	136,742	155,893
Customer Contracts [Member]
Acquired finite lived intangible assets by major class
Weighted-Average Amortization Period	15 years 6 months	13 years 7 months
Gross carrying amount	329,815	347,085
Accumulated Amortization	(194,266)	(195,358)
Net Carrying Amount	135,549	151,727
Other Intangible Assets [Member]
Acquired finite lived intangible assets by major class
Weighted-Average Amortization Period	4 years 5 months	4 years 5 months
Gross carrying amount	11,430	11,430
Accumulated Amortization	(10,237)	(7,264)
Net Carrying Amount	$ 1,193	$ 4,166

Goodwill, Intangible Assets and In-Process Revenue Contracts (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010 Vessel	Dec. 31, 2009
Segment Reporting Information [Line Items]
Goodwill impairment charge (note 6)	$ 36,652,000
Amortization of Finite Lived Intangible Assets Acquired as Part of Business Combination [Line Items]
Percentage share of business acquired		50.00%
Decrease in amortization expense		10,500,000
Amortization of in-process revenue	(46,436,000)	(48,254,000)	(75,977,000)
Goodwill, Intangible Assets and In-Process Revenue Contracts (Textual) [Abstract]
Number of vessel purchase options and certain in-charter customer contracts write down		3
Aggregate amortization expense	19,100,000	26,200,000	34,100,000
Write-down of intangibles and other		31,730,000	16,105,000
Amortization of intangible assets, 2012	15,400,000
Amortization of intangible assets, 2013	14,200,000
Amortization of intangible assets, 2014	13,200,000
Amortization of intangible assets, 2015	12,100,000
Amortization of intangible assets, 2016	11,100,000
Amortization of intangible assets, thereafter	70,800,000
Teekay Petrojarl And Omi Corporation [Member]
Amortization of Finite Lived Intangible Assets Acquired as Part of Business Combination [Line Items]
Amortization of in-process revenue	46,400,000	48,300,000
Amortization of in-process revenue contracts, 2012	73,300,000
Amortization of in-process revenue contracts, 2013	60,200,000
Amortization of in-process revenue contracts, 2014	40,200,000
Amortization of in-process revenue contracts, 2015	18,700,000
Amortization of in-process revenue contracts, thereafter	116,200,000
Suezmax Tanker [Member]
Segment Reporting Information [Line Items]
Goodwill impairment charge (note 6)	$ 36,700,000

Accrued Liabilities (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accrued Liabilities
Voyage and vessel expenses	$ 209,058	$ 179,553
Interest including interest rate swaps	63,310	70,760
Payroll and benefits and other	83,528	84,912
Deferred revenue	38,690	41,894
Accrued Liabilities	$ 394,586	$ 377,119

Long-Term Debt (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Debt Instrument [Line Items]
Total	$ 5,444,373	$ 4,432,064
Less current portion	401,376	276,508
Long-term debt (note 8)	5,042,997	4,155,556
Line of Credit [Member]
Debt Instrument [Line Items]
Total	2,244,634	1,697,237
Senior Notes (8.875%) due July 15, 2011 [Member]
Debt Instrument [Line Items]
Total		16,201
Senior Notes (8.5%) due January 15, 2020 [Member]
Debt Instrument [Line Items]
Total	446,825	446,559
Norwegian Kroner-denominated Bonds due November 2013 [Member]
Debt Instrument [Line Items]
Total	100,417	103,061
U.S.Dollar-denominated Term Loans due through 2021 [Member]
Debt Instrument [Line Items]
Total	2,069,860	1,782,423
U.S. Dollar-denominated Term Loan Variable Interest Entity due October [Member]
Debt Instrument [Line Items]
Total	220,450
Euro-denominated Term Loans due through 2023 [Member]
Debt Instrument [Line Items]
Total	348,905	373,301
U.S. Dollar-denominated Unsecured Demand Loan due to Joint Venture [Member]
Debt Instrument [Line Items]
Total	$ 13,282	$ 13,282

Long-Term Debt (Details Textual)	12 Months Ended						12 Months Ended								12 Months Ended		12 Months Ended		12 Months Ended
	Dec. 31, 2011 USD ($) CreditFacility	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Jan. 31, 2012	Dec. 31, 2011 Maximum [Member]	Dec. 31, 2011 Minimum [Member]	Dec. 31, 2011 Revolving Credit Facilities [Member] USD ($) Vessel	Dec. 31, 2010 Revolving Credit Facilities [Member]	Dec. 31, 2010 Senior Notes (8.875%) due July 15, 2011 [Member] USD ($)	Dec. 31, 2011 Senior Notes (8.5%) due January 15, 2020 [Member]	Dec. 31, 2010 Senior Notes (8.5%) due January 15, 2020 [Member] USD ($)	Dec. 31, 2010 Norwegian Kroner-denominated Bonds due November 2013 [Member] USD ($)	Dec. 31, 2010 Norwegian Kroner-denominated Bonds due November 2013 [Member] NOK	Nov. 30, 2010 Norwegian Kroner-denominated Bonds due November 2013 [Member]	Dec. 31, 2011 U.S.Dollar-denominated Term Loans due through 2021 [Member] USD ($) Term_Loan	Dec. 31, 2010 U.S.Dollar-denominated Term Loans due through 2021 [Member] USD ($) Term_Loan	Dec. 31, 2011 U.S.Dollar-denominated term loan (VIE term loan) [Member] USD ($)	Dec. 31, 2010 U.S.Dollar-denominated term loan (VIE term loan) [Member] USD ($)	Dec. 31, 2011 Euro Denominated Term Loans Due 2023 [Member] USD ($)	Dec. 31, 2010 Euro Denominated Term Loans Due 2023 [Member] USD ($)	Dec. 31, 2009 Euro Denominated Term Loans Due 2023 [Member] USD ($)	Dec. 31, 2011 Euro Denominated Term Loans Due 2023 [Member] EUR (€)	Dec. 31, 2011 US dollar Denominated Unsecured Demand Loan [Member] USD ($)	Dec. 31, 2010 US dollar Denominated Unsecured Demand Loan [Member] USD ($)	Feb. 28, 2008 US dollar Denominated Unsecured Demand Loan [Member]	Dec. 31, 2011 5.3% term loan [Member] USD ($)	Dec. 31, 2010 5.3% term loan [Member] USD ($)
Long Term Debt (Textual) [Abstract]
Margins ranged minimum							0.45%	0.45%
Margins ranged maximum							3.25%	3.25%
Amount reduced under revolving credit facility in first year							$ 349,600,000
Amount reduced under revolving credit facility in second year							749,600,000
Amount reduced under revolving credit facility in third year							791,800,000
Amount reduced under revolving credit facility in fourth year							226,400,000
Amount reduced under revolving credit facility in fifth year							146,400,000
Amount reduced under revolving credit facility thereafter							784,000,000
Collateralized number of vessels by first-priority mortgages granted							63
Percentage senior unsecured note									8.88%		8.50%			1.12%
Debt Instrument, Face Amount											450,000,000		600,000,000
Percentage Over Par at Which Notes Sold										99.18%
Effective interest rate										8.63%
Repurchase principal amount									160,500,000
Gains (Losses) on repurchase of Debts									12,600,000
Redemption price as Percentage of Principal amount											100.00%
Additional rate over treasury for redemption											5.00%
Maximum Percentage of noted redeemed Prior to January 15 2013											35.00%
Redemption Price as Percentage of Principal Amount Plus Accrued and Unpaid Interest											108.50%
Fixed interest rate on the portion of U. S. Dollar-denominated term loans outstanding				7.49%																					4.84%
Maturity date												Nov 1, 2013	Nov 1, 2013
Capitalized cost included in other non current asset	9,400,000											1,300,000
Percentage of margin used to calculate stated interest rate percentage												4.75%	4.75%
Number of U.S Dollar denominated term loans outstanding															16
Long-term debt (note 8)															2,069,860,000	1,782,423,000,000	220,500,000	0		384,900,000		269,200,000	13,300,000	13,800,000		372,700,000	417,400,000
Interest at a weighted-average fixed rate	2.60%	2.30%																								5.30%	5.30%
Maximum range of interest	8.00%	8.00%
Minimum percentage of margin															0.30%
Minimum range of interest	4.40%	4.40%
Maximum percentage of margin															3.25%
Debt Instrument Payment Terms															Term loan payments made in quarterly or semi annually Commencing three or six months after delivery
Debt Instrument Interest Rate, based on EURIBOR plus margin, Stated Percentage Rate Range Maximum																				2.25%		2.25%
Debt Instrument Interest Rate, based on EURIBOR plus margin, Stated Percentage Rate Range Minimum																				0.60%		0.60%
Unrealized foreign exchange gain (loss)	11,614,000	21,427,000	(16,605,000)																12,700,000	32,000,000	(20,900,000)
Number of term loans which have balloon or bullet repayments															15
Number of term loans															33	28
Outstanding term loans guaranteed by Teekay or its subsidiaries															119,400,000	122,500,000
Rate on Interest rate swap														3.50%
Free liquidity and undrawn revolving credit line as percentage of debt					7.50%	5.00%
Interest payments on the VIE term loan																	LIBOR plus a margin of 2.95% and are paid quarterly
Margin																	2.95%
Available long term revolving credit facilities	14
Aggregate borrowings	3,000,000,000
Undrawn amount of revolving credit facility	800,000,000
LIBOR Rate	0.58%	0.30%
Amount reduced under revolving credit facility in first year	401,400,000
Percentage Over Par at Which Notes Sold										99.18%
Effective interest rate										8.63%
EURIBOR	1.02%	0.78%
Minimum level of free cash be maintained as per loan agreements	100,000,000	100,000,000
Amount of free liquidity and undrawn revolving credit line	318,300,000	236,500,000
Amount reduced under revolving credit facility in second year	1,100,000,000
Amount reduced under revolving credit facility in third year	1,000,000,000
Amount reduced under revolving credit facility in fourth year	343,600,000
Amount reduced under revolving credit facility in fifth year	288,100,000
Amount reduced under revolving credit facility thereafter	2,300,000,000
Amount of outstanding loan agreements amount	$ 671,800,000	$ 541,000,000

Operating and Direct Financing Leases (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Estimated future minimum rental payments to be received and paid under the lease contracts
2012	$ 62,400
2013	49,500
2014	48,100
2015	47,100
2016	47,300
Head Lease Receipts [Member]
Estimated future minimum rental payments to be received and paid under the lease contracts
2012	28,859
2013	28,843
2014	28,828
2015	22,188
2016	21,242
Thereafter	260,306
Total	390,266
Sublease Payments [Member]
Estimated future minimum rental payments to be received and paid under the lease contracts
2012	24,999
2013	24,999
2014	24,999
2015	24,999
2016	24,999
Thereafter	306,356
Total	$ 431,351

Operating and Direct Financing Leases (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Net Investment in Direct Financing Leases
Total minimum lease payments to be received	$ 741,604	$ 796,137
Estimated unguaranteed residual value of leased properties	203,465	203,465
Initial direct costs and other	1,636	1,726
Less unearned revenue	(486,797)	(513,812)
Total	459,908	487,516
Less current portion	23,171	26,791
Long-term portion	$ 436,737	$ 460,725

Operating and Direct Financing Leases (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2011	Feb. 29, 2012	Dec. 31, 2010
Operating and Direct Financing Leases (Textual) [Abstract]
Ownership interest		52.00%	33.00%
Property Subject to or Available for Operating Lease [Line Items]
Minimum scheduled future revenues to be received by company in current year	$ 62,400,000
Minimum scheduled future revenues to be received by company in second year	49,500,000
Minimum scheduled future revenues to be received by company in third year	48,100,000
Minimum scheduled future revenues to be received by company in fourth year	47,100,000
Minimum scheduled future revenues to be received by company in fifth year	47,300,000
Operating And Direct Financing Leases Additional (Textual) [Abstract]
Minimum commitments to be incurred by the Company in second year	68,200,000
Minimum commitments to be incurred by the Company in third year	23,000,000
Minimum commitments to be incurred by the Company in fourth year	16,000,000
Minimum commitments to be incurred by the Company in fifth year	9,100,000
Minimum commitments to be incurred by the Company thereafter	9,400,000
Carrying amount of the vessels employed on operating leases	5,300,000		5,500,000
Cost of the vessels	7,200,000,000		7,400,000,000
Accumulated depreciation of the vessels	1,900,000,000		1,900,000,000
Terms operating leases	20 years
Tax indemnification guarantee included other long term liabilities	9,900,000
Head lease payment received	120,100,000
Minimum commitments to be incurred by the Company	250,800,000
Minimum commitments to be incurred by the Company in current year	125,100,000
Sublease payment made	66,000,000
Property Available for Operating Lease [Member]
Property Subject to or Available for Operating Lease [Line Items]
Minimum scheduled future revenues to be received by company	10,100,000,000
Minimum scheduled future revenues to be received by company in current year	1,300,000,000
Minimum scheduled future revenues to be received by company in second year	1,100,000,000
Minimum scheduled future revenues to be received by company in third year	1,100,000,000
Minimum scheduled future revenues to be received by company in fourth year	1,100,000,000
Minimum scheduled future revenues to be received by company in fifth year	1,000,000,000
Minimum scheduled future revenues to be received by company thereafter	4,500,000,000
Operating And Direct Financing Leases Additional (Textual) [Abstract]
Minimum scheduled future revenues to be received by company	$ 10,100,000,000
Teekay BLT Corporation [Member]
Operating and Direct Financing Leases (Textual) [Abstract]
Ownership interest			70.00%
Teekay Tangguh Borrower LLC [Member]
Operating and Direct Financing Leases (Textual) [Abstract]
Agreed Purchase Interest in Teekay Tangguh Borrower LLC	99.00%
Ownership interest			69.00%

Capital Lease Obligations and Restricted Cash (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Capital Lease Obligations
Total	$ 647,047	$ 738,134
Less current portion	47,203	267,382
Long-term portion	599,844	470,752
RasGas II LNG Carriers [Member]
Capital Lease Obligations
Total	471,397	470,752
Spanish-Flagged LNG Carrier [Member]
Capital Lease Obligations
Total		81,881
Suezmax Tankers [Member]
Capital Lease Obligations
Total	$ 175,650	$ 185,501

Capital Lease Obligations and Restricted Cash (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Commitments Repayable Under Capital Leases
2012	$ 24
2013	24
2014	24
2015	24
2016	24
Thereafter	$ 881.1

Capital Lease Obligations and Restricted Cash (Details Textual) In Millions, unless otherwise specified	12 Months Ended			12 Months Ended							12 Months Ended
	Dec. 31, 2011 USD ($)	Feb. 29, 2012	Dec. 31, 2010 USD ($)	Dec. 31, 2011 RasGas II LNG Carriers [Member] USD ($)	Dec. 31, 2010 RasGas II LNG Carriers [Member] USD ($)	Dec. 31, 2011 Madrid Spirit [Member] USD ($)	Dec. 31, 2011 Madrid Spirit [Member] EUR (€)	Dec. 31, 2010 Madrid Spirit [Member] USD ($)	Dec. 31, 2010 Madrid Spirit [Member] EUR (€)	Dec. 31, 2011 Suezmax Tankers [Member] USD ($)	Dec. 31, 2011 Petrojarl Foinaven [Member]
Capital Lease Obligations and Restricted Cash (Textual) [Abstract]
Capital lease arrangement period				30 years
Ownership interest		52.00%	33.00%	70.00%
Tax indemnification guarantee				$ 16.1
Weighted average interest rate on lease				5.20%						7.40%
Approximate capital lease future minimum payments due				1,000						201.1
Weighted average interest rates earned on deposit				0.30%	0.40%	5.00%	5.00%	5.00%	5.00%
Interest expenses included in capital lease payment obligation				529.7						25.5
LIBOR Rate on which Defeased Rental Payments are based											8.00%
Minimum Percentage of actual interest rates over which Company will receive rental rebates											8.00%
Maximum Percentage of actual interest rates below which Company will be required to pay rentals in excess of the Defeased Rental Payments											8.00%
Restricted cash on deposits				479.1	477.2			82.6	61.7
End of lease contract	2041
Year from which lease payments will increase to cover both interest and principal to commence reduction of the principal portion of the lease obligations	2024
Restricted cash deposits related to certain term loans and other obligations	$ 21.1		$ 16.5

Fair Value Measurements (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fair value of the company financial instruments and other non financial assets
Derivative instruments (note 15)	$ (547,834)
Vessels and equipment	7,868,361	6,771,375
Vessels held for sale carrying value	19,000
Investment in term loans (note 4)	186,844	116,014
Loans to equity accounted investees and joint venture partners carrying value	85,248	32,750
Loans from equity accounted investees carrying value		59
Carrying Amount Asset (Liability) [Member] | Fair Value, Measurements, Recurring [Member]
Fair value of the company financial instruments and other non financial assets
Investment in term loans (note 4)	189,666	116,014
Loans to equity accounted investees and joint venture partners carrying value	85,248	32,750
Loans from equity accounted investees carrying value	0	(59)
Long-term debt (note 8)	(5,444,373)	(4,432,064)
Carrying Amount Asset (Liability) [Member] | Fair Value, Measurements, Recurring [Member] | Level 1 [Member]
Fair value of the company financial instruments and other non financial assets
Cash and cash equivalents, restricted cash, and marketable securities	1,200,063	1,377,399
Carrying Amount Asset (Liability) [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Fair value of the company financial instruments and other non financial assets
Vessels held for sale carrying value	19,000	0
Carrying Amount Asset (Liability) [Member] | Fair Value, Measurements, Nonrecurring [Member] | Level 2 [Member]
Fair value of the company financial instruments and other non financial assets
Vessels and equipment	118,682	0
Carrying Amount Asset (Liability) [Member] | Fair Value, Measurements, Nonrecurring [Member] | Level 3 [Member]
Fair value of the company financial instruments and other non financial assets
Equity accounted investments, carrying value	9,623	0
Carrying Amount Asset (Liability) [Member] | Interest Rate Swap Agreements [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Fair value of the company financial instruments and other non financial assets
Derivative instruments (note 15)	(707,437)	(557,991)
Carrying Amount Asset (Liability) [Member] | Interest Rate Swap Agreements 1 [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Fair value of the company financial instruments and other non financial assets
Derivative instruments (note 15)	159,603	66,869
Carrying Amount Asset (Liability) [Member] | Cross currency swap agreement [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Fair value of the company financial instruments and other non financial assets
Derivative instruments (note 15)	2,677	4,233
Carrying Amount Asset (Liability) [Member] | Foreign currency contracts [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Fair value of the company financial instruments and other non financial assets
Derivative instruments (note 15)	(4,362)	11,375
Carrying Amount Asset (Liability) [Member] | Foinaven embedded derivative [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Fair value of the company financial instruments and other non financial assets
Derivative instruments (note 15)	3,385	(3,500)
Fair Value Asset (Liability) [Member] | Fair Value, Measurements, Recurring [Member]
Fair value of the company financial instruments and other non financial assets
Investment in term loans (note 4)	190,939	120,837
Loans to equity accounted investees and joint venture partners fair value	85,248	32,750
Loans from equity accounted investees fair Value	0	(59)
Long-term debt (note 8)	(5,072,214)	(4,192,646)
Fair Value Asset (Liability) [Member] | Fair Value, Measurements, Recurring [Member] | Level 1 [Member]
Fair value of the company financial instruments and other non financial assets
Cash and cash equivalents, restricted cash, and marketable securities	1,200,063	1,377,399
Fair Value Asset (Liability) [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Fair value of the company financial instruments and other non financial assets
Vessels held for sale fair value	19,000	0
Fair Value Asset (Liability) [Member] | Fair Value, Measurements, Nonrecurring [Member] | Level 2 [Member]
Fair value of the company financial instruments and other non financial assets
Vessels and equipment fair value	118,682	0
Fair Value Asset (Liability) [Member] | Fair Value, Measurements, Nonrecurring [Member] | Level 3 [Member]
Fair value of the company financial instruments and other non financial assets
Equity accounted investments, fair value	9,623	0
Fair Value Asset (Liability) [Member] | Interest Rate Swap Agreements [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Fair value of the company financial instruments and other non financial assets
Derivative instruments (note 15)	(707,437)	(557,991)
Fair Value Asset (Liability) [Member] | Interest Rate Swap Agreements 1 [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Fair value of the company financial instruments and other non financial assets
Derivative instruments (note 15)	159,603	66,869
Fair Value Asset (Liability) [Member] | Cross currency swap agreement [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Fair value of the company financial instruments and other non financial assets
Derivative instruments (note 15)	2,677	4,233
Fair Value Asset (Liability) [Member] | Foreign currency contracts [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Fair value of the company financial instruments and other non financial assets
Derivative instruments (note 15)	(4,362)	11,375
Fair Value Asset (Liability) [Member] | Foinaven embedded derivative [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Fair value of the company financial instruments and other non financial assets
Derivative instruments (note 15)	$ 3,385	$ (3,500)

Fair Value Measurements (Details Textual) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Additional Fair Value Measurements (Textual) [Abstract]
Non-financial assets
Non-financial liabilities
Interest Rate Swap Agreements [Member] | Level 2 [Member]
Fair Value Measurements (Textual) [Abstract]
Fair value of interest rate swap agreements	$ 24.5	$ 31

Capital Stock (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Summary of stock option activity and related information
Options Outstanding-Beginning of year	6,123	5,983	4,813
Weighted-Average Grant Date Fair Value Outstanding-Beginning of year	$ 31.54	$ 31.46	$ 37.22
Options Granted	96	733	1,518
Weighted-Average Exercise Price Granted	$ 34.93	$ 24.42	$ 11.84
Options Exercised	(363)	(380)	(180)
Weighted-Average Exercise Price Exercised	$ 16.14	$ 15.12	$ 12.21
Options Forfeited and Expired	(143)	(213)	(168)
Weighted-Average Exercise Price Forfeited and Expired	$ 33.11	$ 29	$ 35.16
Options Outstanding-End of year	5,713	6,123	5,983
Weighted-Average Grant Date Fair Value Outstanding-End of year	$ 32.47	$ 31.54	$ 31.46
Options Exercisable-End of year	4,656	3,963	3,299
Weighted-Average Grant Date Fair Value Exercisable-End of year	$ 35.4	$ 36.8	$ 36.5

Capital Stock (Details 1) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Non-vested stock option activity and related information
Options Outstanding Non-Vested Stock Options-Beginning of Year	2,160	2,684	2,240
Weighted-Average Grant Date Fair Value Outstanding Non-Vested Stock Options-Beginning of Year	$ 6.36	$ 6.56	$ 10.59
Options Granted	96	733	1,518
Granted Weighted-Average Grant Date Fair Value	$ 11.27	$ 8.16	$ 3.74
Options Vested	(1,071)	(1,084)	(974)
Vested Weighted-Average Grant Date Fair Value	$ 6.18	$ 7.48	$ 10.88
Options Forfeited	(128)	(173)	(100)
Forfeited Weighted Average Grant Date Fair Value	$ 11.47	$ 10.06	$ 11.38
Options Outstanding Non-Vested Stock Options-End of Year	1,057	2,160	2,684
Weighted-Average Grant Date Fair Value Outstanding Non-Vested Stock Options-End of Year	$ 6.4	$ 6.36	$ 6.56

Capital Stock (Details 2) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011 Y
Details regarding outstanding and exercisable stock options
Number of Outstanding Options	5,713
Outstanding Options, Weighted Average Remaining Life (Years)	5.5
Outstanding Options, Weighted Average Exercise Price	$ 32.47
Number of Exercisable Options	4,656
Exercisable Options, Weighted Average Remaining Life (Years)	4.9
Exercisable Options, Weighted Average Exercise Price	$ 35.4
$10.00 - $14.99 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices lower limit	$ 10
Range of Exercise Prices upper limit	$ 14.99
Details regarding outstanding and exercisable stock options
Number of Outstanding Options	1,085
Outstanding Options, Weighted Average Remaining Life (Years)	7.2
Outstanding Options, Weighted Average Exercise Price	$ 11.84
Number of Exercisable Options	599
Exercisable Options, Weighted Average Remaining Life (Years)	7.2
Exercisable Options, Weighted Average Exercise Price	$ 11.84
$15.00 - $19.99 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices lower limit	$ 15
Range of Exercise Prices upper limit	$ 19.99
Details regarding outstanding and exercisable stock options
Number of Outstanding Options	439
Outstanding Options, Weighted Average Remaining Life (Years)	0.8
Outstanding Options, Weighted Average Exercise Price	$ 19.57
Number of Exercisable Options	439
Exercisable Options, Weighted Average Remaining Life (Years)	0.8
Exercisable Options, Weighted Average Exercise Price	$ 19.57
$20.00 - $29.99 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices lower limit	$ 20
Range of Exercise Prices upper limit	$ 29.99
Details regarding outstanding and exercisable stock options
Number of Outstanding Options	685
Outstanding Options, Weighted Average Remaining Life (Years)	8.2
Outstanding Options, Weighted Average Exercise Price	$ 24.39
Number of Exercisable Options	207
Exercisable Options, Weighted Average Remaining Life (Years)	8.1
Exercisable Options, Weighted Average Exercise Price	$ 24.33
$30.00 - $34.99 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices lower limit	$ 30
Range of Exercise Prices upper limit	$ 34.99
Details regarding outstanding and exercisable stock options
Number of Outstanding Options	444
Outstanding Options, Weighted Average Remaining Life (Years)	3.8
Outstanding Options, Weighted Average Exercise Price	$ 33.86
Number of Exercisable Options	351
Exercisable Options, Weighted Average Remaining Life (Years)	2.3
Exercisable Options, Weighted Average Exercise Price	$ 33.58
$35.00 - $39.99 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices lower limit	$ 35
Range of Exercise Prices upper limit	$ 39.99
Details regarding outstanding and exercisable stock options
Number of Outstanding Options	753
Outstanding Options, Weighted Average Remaining Life (Years)	4.3
Outstanding Options, Weighted Average Exercise Price	$ 38.98
Number of Exercisable Options	753
Exercisable Options, Weighted Average Remaining Life (Years)	4.3
Exercisable Options, Weighted Average Exercise Price	$ 38.98
$40.00 - $44.99 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices lower limit	$ 40
Range of Exercise Prices upper limit	$ 44.99
Details regarding outstanding and exercisable stock options
Number of Outstanding Options	1,276
Outstanding Options, Weighted Average Remaining Life (Years)	6.2
Outstanding Options, Weighted Average Exercise Price	$ 40.41
Number of Exercisable Options	1,276
Exercisable Options, Weighted Average Remaining Life (Years)	6.2
Exercisable Options, Weighted Average Exercise Price	$ 40.41
$45.00 - $49.99 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices lower limit	$ 45
Range of Exercise Prices upper limit	$ 49.99
Details regarding outstanding and exercisable stock options
Number of Outstanding Options	352
Outstanding Options, Weighted Average Remaining Life (Years)	3.2
Outstanding Options, Weighted Average Exercise Price	$ 46.8
Number of Exercisable Options	352
Exercisable Options, Weighted Average Remaining Life (Years)	3.2
Exercisable Options, Weighted Average Exercise Price	$ 46.8
$50.00 - $59.99 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices lower limit	$ 50
Range of Exercise Prices upper limit	$ 59.99
Details regarding outstanding and exercisable stock options
Number of Outstanding Options	676
Outstanding Options, Weighted Average Remaining Life (Years)	5.2
Outstanding Options, Weighted Average Exercise Price	$ 51.4
Number of Exercisable Options	676
Exercisable Options, Weighted Average Remaining Life (Years)	5.2
Exercisable Options, Weighted Average Exercise Price	$ 51.4
$60.00 - $64.99 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices lower limit	$ 60
Range of Exercise Prices upper limit	$ 64.99
Details regarding outstanding and exercisable stock options
Number of Outstanding Options	3
Outstanding Options, Weighted Average Remaining Life (Years)	5.3
Outstanding Options, Weighted Average Exercise Price	$ 60.96
Number of Exercisable Options	3
Exercisable Options, Weighted Average Remaining Life (Years)	5.3
Exercisable Options, Weighted Average Exercise Price	$ 60.96

Capital Stock (Details Textual) (USD $)	1 Months Ended	12 Months Ended								12 Months Ended												1 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2011 Y	Dec. 31, 2010 Y	Dec. 31, 2009	Dec. 31, 2008	Feb. 28, 2010	Dec. 31, 2011 Stock Options [Member]	Dec. 31, 2010 Stock Options [Member]	Dec. 31, 2009 Stock Options [Member]	Dec. 31, 2009 VIP Plan RSU [Member]	Dec. 31, 2011 Restricted Stock [Member]	Dec. 31, 2010 Restricted Stock [Member]	Dec. 31, 2009 Restricted Stock [Member]	Dec. 31, 2011 Pension Costs [Member]	Dec. 31, 2011 Maximum [Member]	Dec. 31, 2011 Minimum [Member]	Dec. 31, 2011 Common Stock [Member]	Dec. 31, 2010 Common Stock [Member]	Dec. 31, 2008 Common Stock [Member]	Dec. 31, 2011 Performance Shares [Member] VestingRange	Dec. 31, 2010 Performance Shares [Member]	Jul. 31, 2011 Restricted Stock Units (RSUs) [Member]	Dec. 31, 2011 Restricted Stock Units (RSUs) [Member]	Dec. 31, 2010 Restricted Stock Units (RSUs) [Member]	Dec. 31, 2009 Restricted Stock Units (RSUs) [Member]
Capital Stock (Textual) [Abstract]
Exercise of stock options, Shares		363,000	380,000	180,000													600,000	200,000
Repurchase of common stock, shares		5,200,000															3,900,000	1,200,000
Common stock repurchase, amount authorized																			$ 200,000,000
Common stock repurchase, total remaining amount authorized																	37,700,000
Vesting period of performance shares		Equally over 3 years																		3
Expiry date of options outstanding as of December 31, 2011															2021-03-14	2012-03-11
Options Granted		96,000	733,000	1,518,000							29,663	27,028	47,570							73,349	87,054		358,180	263,620	568,342
Fair value of granted stock																				3,700,000	3,500,000		12,500,000	6,400,000	8,200,000
Vested restricted stock		1,071,000	1,084,000	974,000																			214,863	227,165	102,300
Market value of vested restricted stock																						700,000	4,900,000	4,900,000	2,500,000
Restricted Stock or Unit Expense																							12,500,000	4,800,000	4,000,000
Common stock, shares reserved for issuance upon exercise of options or equity awards granted or to be granted							4,895,787	5,537,381	6,092,007
Vesting period of restricted stock units, minimum																							2
Vesting period of restricted stock units, maximum																							3
Vesting range of performance shares, minimum																				0
Vesting range of performance shares, maximum																				3
Stock granted under VIP Plan										187,400
General and administrative		223,616,000	193,743,000	198,836,000										15,700,000
Repurchase of common stock, amount		122,195,000	40,111,000														162,300,000
Capital Stock (Additional Textual) [Abstract]
Preferred stock, share authorized		25,000,000	25,000,000
Preferred stock, par value		$ 1	$ 1
Common stock, share authorized		725,000,000	725,000,000
Common stock, par value		$ 0.001	$ 0.001
Common stock, share issued		74,391,691	73,749,793
Common stock, share outstanding		68,732,341	72,012,843
Preferred Stock, share issued
Minimum percentage of shares acquired in exercisable rights			20.00%
Minimum percentage of common stock acquired by stockholders for higher threshold			15.00%
Term of options under Plans		10 years
Vesting period of performance shares		Equally over 3 years																		3
Weighted average grant date fair value for options forfeited		1,200,000	1,700,000
Unrecognized compensation cost related to non-vested stock options granted under the Plans		2,000,000
Expected recognition of compensation related to non-vested stock options granted under the Plans in 2012		1,500,000
Expected recognition of compensation related to non-vested stock options granted under the Plans in 2013		500,000
Recognition of compensation related to non-vested stock options granted under the Plans		5,300,000	8,100,000	9,800,000
Intrinsic value of options exercised		3,800,000	6,800,000	2,000,000
Intrinsic value of outstanding in-the-money stock options		20,900,000	41,600,000
Intrinsic value of exercisable stock options		12,600,000	14,300,000
Weighted-average remaining life of options vested and expected to vest		5.4	6.2
Weighted-average grant-date fair value of options granted		$ 11.27	$ 8.16	$ 3.74
Expected volatility used in computing fair value of options granted		53.60%	52.70%	45.00%
Expected life used in computing fair value of options granted, years		4
Dividend yield used in computing fair value of options granted		3.80%	3.30%	2.30%
Risk-free interest rate used in computing fair value of options granted		2.10%	2.60%	2.00%
Estimated forfeiture rate used in computing fair value of options granted		11.20%	9.80%	9.00%
Period of Historical data used to calculate expected volatility in years		5 years
Value of each restricted stock unit and performance share unit in shares		1
Decrease in value of accrued liabilities						4,000,000
Other long-term liabilities		199,836,000	194,640,000			2,000,000
Decrease in value of additional paid in capital						6,000,000
Stock granted under VIP Plan		131,682	148,518	18,318	42,099
Cash paid to grantees				1,900,000	500,000
Fair value of restricted stock awards		1,000,000
Compensation expense related to Mr. Moller's grants		4,700,000
One time increase in pension plan benefits	$ 11,000,000

Related Party Transactions (Details Textual) (Resolute Investments, Ltd. [Member])	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Resolute Investments, Ltd. [Member]
Related Party Transactions (Textual) [Abstract]
Share of Resolute in outstanding common stock	45.50%	42.30%	41.90%

Other Income (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Summary of Other Income
Volatile organic compound emission plant lease income	$ 2,900	$ 4,714	$ 6,892
Gain on sale of marketable securities	(2,906)	(1,805)
Miscellaneous income	6,088	1,008	6,635
Other income	$ 12,360	$ 7,527	$ 13,527

Derivative Instruments and Hedging Activities (Details)	Dec. 31, 2011 USD ($)	Dec. 31, 2011 Norwegian Kroner [Member] USD ($)	Dec. 31, 2011 Norwegian Kroner [Member] NOK	Dec. 31, 2011 Euro [Member] USD ($)	Dec. 31, 2011 Euro [Member] EUR (€)	Dec. 31, 2011 Canadian Dollar [Member] USD ($)	Dec. 31, 2011 Canadian Dollar [Member] CAD	Dec. 31, 2011 British Pounds [Member] USD ($)	Dec. 31, 2011 British Pounds [Member] GBP (£)
Commitment of foreign currency forward contracts
Contract Amount in Foreign Currency			1,044,500,000		€ 34,600,000		36,800,000		£ 34,500,000
Average Forward Rate			6		0.74		1.01		0.64
Fair Value / Carrying Amount of Asset / (Liability) of Hedge Derivatives	100,000	600,000				(200,000)		(300,000)
Fair Value / Carrying Amount of Asset / (Liability) of Non-Hedge Derivatives	(4,500,000)	(1,600,000)		(1,700,000)		(300,000)		(900,000)
Expected Maturity Amount of Foreign Currency Derivatives in Current Year	260,500,000	141,300,000		40,900,000		31,800,000		46,500,000
Expected Maturity Amount of Foreign Currency Derivatives in Next Fiscal Year	$ 51,000,000	$ 32,800,000		$ 5,800,000		$ 4,600,000		$ 7,800,000

Derivative Instruments and Hedging Activities (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Interest rate swap agreements
Principal Amount	$ 5,009,661
Fair Value / Carrying Amount of Asset / (Liability)	(547,834)
U.S. Dollar-denominated interest rate swaps 1 [Member]
Interest rate swap agreements
Interest Rate Index	LIBOR
Principal Amount	423,748
Fair Value / Carrying Amount of Asset / (Liability)	(119,895)
Weighted-Average Remaining Term (Years)	25 years 1 month 6 days
Fixed Interest Rate (%)	4.90%
U.S. Dollar-denominated interest rate swaps 2 [Member]
Interest rate swap agreements
Interest Rate Index	LIBOR
Principal Amount	3,766,809
Fair Value / Carrying Amount of Asset / (Liability)	(561,747)
Weighted-Average Remaining Term (Years)	8 years 4 months 24 days
Fixed Interest Rate (%)	3.80%
U.S. Dollar-denominated interest rate swaps 3 [Member]
Interest rate swap agreements
Interest Rate Index	LIBOR
Principal Amount	470,199
Fair Value / Carrying Amount of Asset / (Liability)	159,603
Weighted-Average Remaining Term (Years)	25 years 1 month 6 days
Fixed Interest Rate (%)	4.80%
Euro-denominated interest rate swaps [Member]
Interest rate swap agreements
Interest Rate Index	EURIBOR
Principal Amount	348,905
Fair Value / Carrying Amount of Asset / (Liability)	$ (25,795)
Weighted-Average Remaining Term (Years)	12 years 6 months
Fixed Interest Rate (%)	3.10%

Derivative Instruments and Hedging Activities (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Derivatives designated as a cash flow hedge:
Current Portion of Derivative Assets	$ 24,712	$ 27,215
Derivatives not designated as a cash flow hedge:
Derivative Assets	140,557	55,983
Accrued Liabilities	(24,525)	(30,975)
Current Portion of Derivative Liabilities	(117,337)	(144,111)
Derivative Liabilities	(569,542)	(387,124)
Foreign currency contracts [Member] | Derivatives designated as a cash flow hedge [Member]
Derivatives designated as a cash flow hedge:
Current Portion of Derivative Assets	1,551	3,437
Derivatives not designated as a cash flow hedge:
Derivative Assets	28	1,546
Current Portion of Derivative Liabilities	(1,192)	(652)
Derivative Liabilities	(264)	22
Foreign currency contracts [Member] | Derivatives not designated as a cash flow hedge [Member]
Derivatives designated as a cash flow hedge:
Current Portion of Derivative Assets	2,592	4,988
Derivatives not designated as a cash flow hedge:
Derivative Assets	3	3,172
Current Portion of Derivative Liabilities	(6,248)	(1,050)
Derivative Liabilities	(832)	(88)
Interest Rate Swap Agreements [Member] | Derivatives not designated as a cash flow hedge [Member]
Derivatives designated as a cash flow hedge:
Current Portion of Derivative Assets	15,608	16,759
Derivatives not designated as a cash flow hedge:
Derivative Assets	139,651	45,524
Accrued Liabilities	(24,750)	(31,174)
Current Portion of Derivative Liabilities	(109,897)	(135,171)
Derivative Liabilities	(568,446)	(387,058)
Cross currency swap [Member] | Derivatives not designated as a cash flow hedge [Member]
Derivatives designated as a cash flow hedge:
Current Portion of Derivative Assets	1,576
Derivatives not designated as a cash flow hedge:
Derivative Assets	875
Accrued Liabilities	225
Foinaven embedded derivative [Member] | Derivatives not designated as a cash flow hedge [Member]
Derivatives designated as a cash flow hedge:
Current Portion of Embedded Derivative Assets	3,385
Derivatives not designated as a cash flow hedge:
Embedded Derivative Assets		3,738
Embedded Derivative Liabilities		(7,238)
Forward freight agreements [Member] | Derivatives not designated as a cash flow hedge [Member]
Derivatives designated as a cash flow hedge:
Current Portion of Derivative Assets		2,031
Derivatives not designated as a cash flow hedge:
Derivative Assets		2,003
Accrued Liabilities		$ 199

Derivative Instruments and Hedging Activities (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Effective portion of gains (losses) on foreign currency contracts
Effective portion of AOCI	$ 2,007	$ (3,559)
Effective portion of AOCI reclassified to earnings	5,554	(3,040)
Ineffective portion of gains (losses) on derivative instruments designated and qualifying as cash flow hedges	(791)	(4,875)
General and Administrative Expense [Member]
Effective portion of gains (losses) on foreign currency contracts
Effective portion of AOCI reclassified to earnings	4,636	(2,360)
Ineffective portion of gains (losses) on derivative instruments designated and qualifying as cash flow hedges	(223)	(1,402)
Vessel operating expenses [Member]
Effective portion of gains (losses) on foreign currency contracts
Effective portion of AOCI	2,007	(3,559)
Effective portion of AOCI reclassified to earnings	918	(680)
Ineffective portion of gains (losses) on derivative instruments designated and qualifying as cash flow hedges	$ (568)	$ (3,473)

Derivative Instruments and Hedging Activities (Details 4) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Realized (losses) gains relating to:
Derivative instruments not designated as hedging instruments realized gain (loss) net	$ (272,596)	$ (164,286)	$ (138,213)
Unrealized (losses) gains relating to:
Derivative instruments not designated as hedging instruments unrealized gain (loss) net	(70,126)	(135,312)	278,259
Total realized and unrealized (losses) gains on non-designated derivative instruments	(342,722)	(299,598)	140,046
Interest Rate Swap Agreements [Member]
Realized (losses) gains relating to:
Derivative instruments not designated as hedging instruments realized gain (loss) net	(132,931)	(154,098)	(127,936)
Unrealized (losses) gains relating to:
Derivative instruments not designated as hedging instruments unrealized gain (loss) net	(58,405)	(146,780)	258,710
Interest rate swap resets and terminations [Member]
Realized (losses) gains relating to:
Derivative instruments not designated as hedging instruments realized gain (loss) net	(149,666)
Foreign currency forward contracts [Member]
Realized (losses) gains relating to:
Derivative instruments not designated as hedging instruments realized gain (loss) net	9,965	(2,274)	(8,984)
Unrealized (losses) gains relating to:
Derivative instruments not designated as hedging instruments unrealized gain (loss) net	(11,399)	6,307	14,797
Forward freight agreements, bunker fuel swap contracts and other [Member]
Realized (losses) gains relating to:
Derivative instruments not designated as hedging instruments realized gain (loss) net	36	(7,914)	(1,293)
Unrealized (losses) gains relating to:
Derivative instruments not designated as hedging instruments unrealized gain (loss) net		(108)	4,167
Foinaven embedded derivative [Member]
Unrealized (losses) gains relating to:
Derivative instruments not designated as hedging instruments unrealized gain (loss) net	$ (322)	$ 5,269	$ 585

Derivative Instruments and Hedging Activities (Details Textual)	12 Months Ended						12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2011 EUR (€)	Dec. 31, 2009 USD ($)	Dec. 31, 2008 USD ($)	Dec. 31, 2011 Norwegian Kroner-denominated Bonds due November 2013 [Member] NOK	Dec. 31, 2010 Cross currency swap agreement [Member] USD ($)	Dec. 31, 2011 Cross currency swap agreement [Member] USD ($)	Dec. 31, 2011 Cross currency swap agreement [Member] EUR (€)	Dec. 31, 2011 Bunker fuel swap contracts [Member] Contract	Dec. 31, 2010 Bunker fuel swap contracts [Member] Contract	Dec. 31, 2011 Foreign currency forward contracts [Member] USD ($)
Derivative Instrument and Hedging Activities (Textual) [Abstract]
Notional amount of NOK						600,000,000		$ 98,500,000
Floating interest rate above NIBOR								4.75%	4.75%
Floating interest rate above LIBOR								5.04%	5.04%
Principal amount of Euro-denominated interest rate swaps									269,200,000
Number of Bunker Fuel Swap Contract Commitments										0	0
Fair value of cross currency swap agreement								2,700,000
Unrealized gains (losses) of the cross currency swap	(1,600,000)						4,000,000
Realized gains (losses) of the cross currency swap	2,900,000	200,000
Unrealized gains on foreign currency forward contracts designated cash flow hedges	(306,000)	2,295,000		2,923,000	(58,723,000)							300,000
Derivative Instrument and Hedging Activities (Additional Textual) [Abstract]
Minimum variable interest rate on debt	0.30%
Maximum variable interest rate on debt	3.25%
Reduced Principal amount of Euro-denominated interest rate swaps	90,900,000		70,100,000
Net loss on foreign currency forward contract	(400,000)
Estimated time to reclassify, net loss from Income to other Comprehensive income	12 Months
Net losses reclassified from accumulated other comprehensive loss to earnings	$ 0	$ 600,000

Commitments and Contingencies (Details)	12 Months Ended								12 Months Ended				12 Months Ended									12 Months Ended									12 Months Ended
	Dec. 31, 2011 USD ($) m3 Building Vessel	Dec. 31, 2011 NOK	Dec. 31, 2010 USD ($) Vessel	Dec. 31, 2009 USD ($)	Feb. 29, 2012	Nov. 30, 2011 USD ($)	Mar. 31, 2011 USD ($)	Sep. 30, 2010 USD ($)	Dec. 31, 2011 Maximum [Member] USD ($)	Dec. 31, 2011 Minimum [Member] USD ($)	Dec. 31, 2011 Mitsui & Co., Ltd [Member]	Dec. 31, 2011 NYK Bulkship (Europe) Ltd [Member]	Dec. 31, 2011 Teekay Tankers [Member] USD ($)	Dec. 31, 2010 Teekay Tankers [Member] USD ($)	Dec. 31, 2009 Teekay Tankers [Member] USD ($)	Feb. 29, 2012 Teekay Tankers [Member]	Oct. 31, 2010 Teekay Tankers [Member] USD ($)	Sep. 30, 2010 Teekay Tankers [Member] USD ($)	Dec. 31, 2011 Wah Kwong [Member] USD ($)	Sep. 30, 2010 Wah Kwong [Member]	Dec. 31, 2011 Teekay Tankers and Wah Kwong [Member] USD ($)	Dec. 31, 2011 Teekay LNG [Member] USD ($)	Dec. 31, 2010 Teekay LNG [Member] USD ($)	Dec. 31, 2009 Teekay LNG [Member] USD ($)	Dec. 31, 2011 Teekay Offshore [Member] USD ($)	Dec. 31, 2010 Teekay Offshore [Member] USD ($)	Dec. 31, 2009 Teekay Offshore [Member] USD ($)	Dec. 31, 2011 Sevan Acquisition [Member] USD ($)	Dec. 31, 2011 Sevan Acquisition [Member] Maximum [Member] USD ($)	Dec. 31, 2011 Sevan Acquisition [Member] Minimum [Member] USD ($)	Dec. 31, 2011 Sevan Marine ASA [Member] Maximum [Member] USD ($)	Dec. 31, 2011 Sevan Marine ASA [Member] Minimum [Member] USD ($)	Dec. 31, 2011 Voyageur [Member] USD ($)	Dec. 31, 2011 RasGas II LNG Carriers [Member]	Dec. 31, 2011 FPSO Units [Member] FPSO	Dec. 31, 2011 FPSO Units [Member] Vessel	Feb. 29, 2012 LNG Carriers [Member]	Dec. 31, 2011 LNG Carriers [Member] USD ($) Vessel	Dec. 31, 2011 Shuttle Tankers [Member] Vessel
Commitments and Contingencies (Textual) [Abstract]
Number of vessels			4																																2	1		3	4
Current payments made by joint venture towards commitment																																						$ 770,100,000
Estimated purchase price of building constructed by VLCC								98,000,000										49,000,000
Company portion in current payments made by joint venture towards commitment																																						254,100,000
Portion in future payments to be made by joint venture towards commitment																	9,800,000		68,600,000																			135,900,000
Percentage of ownership in joint venture arrangement											34.00%	33.00%						50.00%		50.00%
Remaining payments required to be made under newbuilding contract in 2011	503,600,000
Remaining payments required to be made under newbuilding contract in 2012	707,400,000																				44,100,000
Remaining payments required to be made under newbuilding contract in 2013	13,500,000																				34,300,000
Portion of construction cost financed to acquire the VLCC																					50.00%
Percentage of Joint venture interests	33.00%	33.00%																								67.00%
Cost of acquisition																																	230,000,000
Additional interest acquired by subsidiary																										33.00%
Acquisition cost of Sevan Marine ASA							386,300,000																						130,000,000	110,000,000
Payments made for the acquisition						372,845,000	175,000,000																					22,700,000
Remaining payments required																															105,000,000	90,000,000	92,400,000
Term of capital leases																																		30 years
Estimated share of potential exposure amount minimum										54,000,000
Estimated share of potential exposure amount maximum									77,000,000
Commitments and Contingencies Additional (Textual) [Abstract]
Estimated cost of certain carriers and tankers	1,700,000,000
Payment made towards commitments for construction of certain carriers and tankers	499,100,000
Capitalized interest and other miscellaneous construction costs	8,800,000
Number of newbuilding	4	4
Area of newbuilding	160,400	160,400
Project period	20 years	20 years
Cost of LNG carriers	906,000,000
Company portion in cost of LNG carrier	299,000,000
Fair value of the guarantees	2,500,000		1,800,000
Vessel time period at daily rate basis	5 years	5 years
Value of shuttle tanker contributed by Unrelated party in exchange of equity interest in subsidiary			35,000,000
Ownership interest			33.00%		52.00%											20.40%																					100.00%
Amount Increases to retained earnings	124,247,000		123,203,000,000	41,169,000									124,200,000	17,700,000	1,700,000							124,200,000	20,600,000	12,600,000	124,200,000	84,900,000	26,900,000
Claim sought damages for vessel repairs	36,000,000	213,000,000
Liability Recognized in Legal Proceedings	$ 12,700,000	76,000,000
Estimated Share of Potential Exposure	70.00%	70.00%

Supplemental Cash Flow Information (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Changes in operating assets and liabilities
Accounts receivable	$ (68,914)	$ (21,820)	$ 64,886
Prepaid expenses and other assets	(8,225)	12,719	35,006
Accounts payable	(12,216)	11,002	2,731
Accrued and other liabilities	(19,424)	65,518	26,240
Other long-term liabilities			25,254
Total	$ (84,347)	$ 45,415	$ 148,655

Supplemental Cash Flow Information (Details Textual) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Feb. 29, 2012
Supplemental Cash Flow Information (Textual) [Abstract]
Cash interest paid including realized interest rate swap settlements	$ 279.1	$ 271.3	$ 263.1
Cash interest paid relating to interest rate swap resets and terminations	149.7
Value of shuttle tanker contributed by Unrelated party in exchange of equity interest in subsidiary		$ 35
Ownership interest		33.00%		52.00%

Vessel Sales and Write-downs (Details Textual) (USD $)	12 Months Ended			1 Months Ended								12 Months Ended	1 Months Ended		12 Months Ended
	Dec. 31, 2011 Vessel	Dec. 31, 2010	Dec. 31, 2009 Vessel	Feb. 28, 2010 1992 built Aframax tanker [Member]	Jul. 31, 2009 1992 built Aframax tanker [Member] Vessel	Aug. 31, 2010 1995 built Aframax [Member]	Apr. 30, 2010 1995 built Aframax [Member]	Aug. 31, 2010 1990 built product Tanker [Member]	Nov. 30, 2010 2000 built LPG Tanker [Member]	Mar. 31, 2011 1988-built FSO unit [Member]	Feb. 28, 2009 2009 built product tanker and 1993 built Aframax Tanker [Member]	Dec. 31, 2011 2009 built product tanker and 1993 built Aframax Tanker [Member]	May 31, 2009 2007 built product tanker and 2005 built product tanker [Member]	Sep. 30, 2009 1989 built product tanker [Member]	Dec. 31, 2010 Shuttle Equipment [Member]	Dec. 31, 2011 Shuttle Equipment [Member]	Dec. 31, 2011 PTH [Member]
Vessel Sales and Write Downs on Vessels and Equipment (Textual) [Abstract]
Realized gain (loss) on sale of tanker				$ (200,000)		$ (1,900,000)			$ 4,300,000	$ (200,000)	$ 17,700,000		$ 29,800,000
Proceeds from sale of tankers	33,424,000	70,958,000	219,834,000			17,200,000	17,300,000	4,000,000	21,600,000
Deferred gain loss on sale of tanker											17,600,000
Amortization Period of Deferred Gain on sale of tanker												4 years
Written down for impairment of vessels	155,920,000	19,432,000	24,221,000		7,100,000									4,000,000	19,400,000
Number of vessel held for sale	2
Number of vessels sold at their written down value					2
Number of vessels value written down for impairment			3
Written down estimated fair value	112,100,000															36,900,000
Written Down of Investments																	$ 19,400,000
Number of impaired vessels sold			2
Percentage of Joint venture interests	33.00%																50.00%

Earnings (Loss) Per Share (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Earnings Per Share Reconciliation
Net (loss) income attributable to stockholders of Teekay Corporation	$ (368,916)	$ (267,287)	$ 128,412
Weighted average number of common shares	70,234,817	72,862,617	72,549,361
Dilutive effect of stock-based compensation			509,470
Common stock and common stock equivalents	70,234,817	72,862,617	73,058,831
(Loss) earnings per common share:
Basic	$ (5.25)	$ (3.67)	$ 1.77
Diluted	$ (5.25)	$ (3.67)	$ 1.76
Earnings (Loss) Per Share (Textual) [Abstract]
Anti-dilutive effect attributable to outstanding stock-based compensation	5,700,000	6,100,000	4,300,000

Restructuring Charges (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Restructuring Charges (Textual) [Abstract]
Restructuring charges	$ 5,490,000	$ 16,396,000	$ 14,444,000
Restructuring Charges [Member]
Restructuring Charges (Textual) [Abstract]
Restructuring liability		$ 100,000	$ 2,000,000

Income Taxes (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Deferred tax assets:
Vessels and equipment	$ 76,582	$ 2,182
Tax losses carried forward (1)	380,299	286,499
Other	95,312	97,945
Total deferred tax assets	552,193	386,626
Deferred tax liabilities:
Vessels and equipment	60,776	122,263
Long-term debt	24,918	31,077
Other	45,624	2,900
Total deferred tax liabilities	131,318	156,240
Net deferred tax assets	420,875	230,386
Valuation allowance	(398,559)	(213,385)
Net deferred tax assets (liabilities)	$ 22,316	$ 17,001

Income Taxes (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Components of provision for income taxes
Current	$ (6,768)	$ (13,129)	$ (28,312)
Deferred	2,478	19,469	5,423
Income tax (expense) recovery	$ (4,290)	$ 6,340	$ (22,889)

Income Taxes (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Reconciliations of income tax rates and actual tax charge
Net (loss) income before taxes	$ (382,431)	$ (172,975)	$ 232,666
Net (loss) income not subject to taxes	(351,773)	(416,684)	550,299
Net (loss) income subject to taxes	(30,658)	243,709	(317,633)
At applicable statutory tax rates	(8,987)	57,737	(89,395)
Permanent and currency differences	(172,368)	(104,514)	109,857
Adjustments to valuation allowances and uncertain tax positions	179,675	40,863	1,623
Other	5,970	(425)	804
Tax expense (recovery) related to the current year	$ 4,290	$ (6,340)	$ 22,889

Income Taxes (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Unrecognized tax benefits, recorded in other long-term liabilities
Balance of unrecognized tax benefits as at January 1	$ 45,302	$ 40,943	$ 17,296
Increase for positions taken in prior years	83	4,037
Increase for positions related to the current year	3,308	8,979	27,552
Decreases for positions taken in prior years		(4,557)	(3,905)
Decreases related to statute of limitations	(8,889)	(4,100)
Balance of unrecognized tax benefits as at December 31	$ 39,804	$ 45,302	$ 40,943

Income Taxes (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Taxes (Textual) [Abstract]
Net operating loss carry forwards	$ 1,270,000,000
Interest and penalties on unrecognized tax benefits	$ 1,800,000	$ 1,200,000	$ 8,500,000

Pension Benefits (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Change in benefit obligation:
Beginning balance	$ 120,723	$ 114,256
Service cost	8,829	8,345	9,753
Interest cost	5,167	5,148	4,548
Contributions by plan participants	739	579
Actuarial loss	9,408	730
Benefits paid	(4,395)	(7,333)
Settlements and curtailments		(4,937)
Foreign currency exchange rate changes	(3,299)	3,635
Other		300
Ending balance	137,172	120,723	114,256
Change in fair value of plan assets:
Beginning balance	102,085	95,495
Actual return on plan assets	2,931	125
Contributions by the employer	12,061	11,649
Contributions by plan participants	739	579
Ending balance	110,698	102,085	95,495
Benefits paid	(4,339)	(7,259)
Settlements and curtailments		(1,314)
Foreign currency exchange rate changes	(2,357)	3,110
Other	(422)	(300)
Funded status deficiency	(26,474)	(18,638)
Amounts recognized in the balance sheets:
Other long-term liabilities	26,474	18,638
Accumulated other comprehensive (loss) income:
Net actuarial losses	$ (19,929)	$ (18,279)

Pension Benefits (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Pension plans with benefit obligations and accumulated benefit obligations in excess of plan assets
Benefit obligation	$ 113,460	$ 72,180
Fair value of plan assets	85,432	53,421
Accumulated benefit obligation	35,358	62,405
Fair value of plan assets	$ 31,815	$ 39,134

Pension Benefits (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Components of net periodic pension cost relating to the Benefit Plans
Service cost	$ 8,829	$ 8,345	$ 9,753
Interest cost	5,167	5,148	4,548
Expected return on plan assets	(5,805)	(5,431)	(4,624)
Amortization of net actuarial loss	371	281	1,394
Other	421	(3,390)	184
Net cost	$ 9,215	$ 5,167	$ 11,255

Pension Benefits (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other comprehensive (income) loss:
Net loss (gain) arising during the period	$ 12,052	$ 5,711	$ (13,524)
Amortization of net actuarial (gain) loss	(319)	1,026	(1,394)
Other loss (gain)		390	(785)
Total loss (income)	$ 11,733	$ 7,127	$ (15,703)

Pension Benefits (Details 4) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Estimated future benefit payments which reflect expected future service to be paid by the Benefit Plans
2012	$ 8,000
2013	4,969
2014	6,361
2015	6,251
2016	5,704
2017-2021	29,263
Total	$ 60,548

Pension Benefits (Details 5) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	$ 110,698	$ 102,085	$ 95,495
Pooled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	82,501	74,826
Mutual Funds Equity Investments [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	13,852	13,073
Mutual Funds Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	3,445	3,197
Mutual Funds Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	2,092	2,327
Mutual Funds Cash and Money Market [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	291	1,034
Mutual Funds Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	$ 8,517	$ 7,628

Pension Benefits (Details 6)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Weighted average assumptions used to determine benefit obligations
Discount rates	3.20%	4.40%
Rate of compensation increase	4.40%	4.60%
Weighted average assumptions used to determine net pension expense
Discount rates	3.20%	4.40%	5.00%
Rate of compensation increase	4.40%	4.60%	4.70%
Expected long-term rates of return (1)	5.00%	5.70%	6.00%

Pension Benefits (Details Textual) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pension Benefit (Textual) [Abstract]
Cost recognized for defined contribution pension plans	$ 18.3	$ 17.1	$ 15
Income from change in retirement plan obligation	3.7
Amortized from accumulated other comprehensive (loss) income into net periodic benefit cost	(0.2)
Accumulated benefit obligation	100.4	114.3
Estimations of contributions into benefit plan during 2012	$ 10.7
Growth oriented assets	70.00%
Defensive assets	30.00%
Norwegian Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Percentage of Ownership of Defined Benefit Pension Assets	75.00%
Australia Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Percentage of Ownership of Defined Benefit Pension Assets	25.00%

Equity Accounted Investments (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Nov. 30, 2010
Condensed summary of the Company's investments in and advances to joint ventures
Investments in Joint Ventures	$ 252,637	$ 207,633
Ownership percentage	33.00%
Long-term Loans to Joint Ventures	5,444,373	4,432,064
RasGas 3 [Member]
Condensed summary of the Company's investments in and advances to joint ventures
Investments in Joint Ventures	97,423	98,207
Ownership percentage	40.00%
Exmar [Member]
Condensed summary of the Company's investments in and advances to joint ventures
Investments in Joint Ventures	81,242	74,504
Ownership percentage	50.00%		50.00%
Angola LNG Project [Member]
Condensed summary of the Company's investments in and advances to joint ventures
Investments in Joint Ventures	16,063
Ownership percentage	33.00%	33.00%
SkaugenPetroTrans [Member]
Condensed summary of the Company's investments in and advances to joint ventures
Investments in Joint Ventures	9,623	32,721
Ownership percentage	50.00%	50.00%
Long-term Loans to Joint Ventures	5,000
Sevan Marine [Member]
Condensed summary of the Company's investments in and advances to joint ventures
Investments in Joint Ventures	46,998
Ownership percentage	40.00%
Long-term Loans to Joint Ventures	50,000
Wah Kwong [Member]
Condensed summary of the Company's investments in and advances to joint ventures
Ownership percentage	50.00%
Long-term Loans to Joint Ventures	9,830	9,830
Ikdam Production [Member]
Condensed summary of the Company's investments in and advances to joint ventures
Ownership percentage	40.00%	40.00%
Long-term Loans to Joint Ventures	538	3,116
Other [Member]
Condensed summary of the Company's investments in and advances to joint ventures
Investments in Joint Ventures	$ 1,288	$ 2,201
Other [Member] | Maximum [Member]
Condensed summary of the Company's investments in and advances to joint ventures
Ownership percentage	50.00%
Other [Member] | Minimum [Member]
Condensed summary of the Company's investments in and advances to joint ventures
Ownership percentage	40.00%

Equity Accounted Investments (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Equity Method Investment, Summarized Financial Information, Income Statement [Abstract]
Income from vessel operations	$ 98,112	$ 234,123	$ 169,788
Other [Member]
Equity Method Investment, Summarized Financial Information [Abstract]
Current assets	281,933	135,087
Non-current assets	2,545,518	1,867,161
Current liabilities	252,439	106,858
Non-current liabilities	2,118,550	1,507,800
Equity Method Investment, Summarized Financial Information, Income Statement [Abstract]
Revenues	333,020	232,516	238,838
Income from vessel operations	134,617	91,290	97,708
Net (loss) income	$ (48,732)	$ (44,794)	$ 136,444

Equity Accounted Investments (Details Textual) (USD $) Share data in Millions, unless otherwise specified	12 Months Ended						1 Months Ended														1 Months Ended
	Dec. 31, 2011	Dec. 31, 2010 Vessel	Dec. 31, 2009	Mar. 31, 2011	Feb. 28, 2012 Sevan Marine ASA [Member]	Nov. 30, 2011 Sevan Marine ASA [Member]	Nov. 30, 2010 Teekay LNG [Member]	Nov. 30, 2010 Excalibur [Member] Vessel	Nov. 30, 2010 Excelsior [Member] Vessel	Dec. 31, 2011 Angola LNG Project [Member]	Dec. 31, 2010 Angola LNG Project [Member]	Dec. 31, 2011 Ikdam Production [Member]	Dec. 31, 2010 Ikdam Production [Member]	Dec. 31, 2011 SkaugenPetroTrans [Member]	Dec. 31, 2010 SkaugenPetroTrans [Member]	Dec. 31, 2011 Wah Kwong [Member]	Dec. 31, 2010 Wah Kwong [Member] Teekay Tankers [Member]	Dec. 31, 2011 RasGas 3 [Member]	Dec. 31, 2010 RasGas 3 [Member] Carrier	Dec. 31, 2010 RasGas 3 [Member] Teekay LNG [Member]	Nov. 30, 2010 Exmar [Member] Carrier	Dec. 31, 2011 Exmar [Member]
Joint Ventures (Textual) [Abstract]
Number of vessels		4						2	2										4		2
Portion of purchase price financed																					$ 37,300,000
Issuance of common units																					1.1
Percentage of debt secured guaranteed							50.00%
Secured Debt																					206,000,000
Equity (loss) income (notes 18b and 23)	(35,309,000)	(11,257,000)	52,242,000
Equity (loss) gain related to unrealized (loss) gain on interest rate swap	(35,200,000)	(26,300,000)	32,400,000
Acquisition cost				386,300,000		25,000,000															72,500,000
Ownership percentage	33.00%					40.00%				33.00%	33.00%	40.00%	40.00%	50.00%	50.00%	50.00%	50.00%	40.00%		40.00%	50.00%	50.00%
Fair value of investment of existing contract						49,200,000
Quoted market value of investment of existing contract					$ 46,500,000

Subsequent Events (Details Textual) Share data in Millions, except Per Share data, unless otherwise specified	1 Months Ended									1 Months Ended							1 Months Ended					12 Months Ended	1 Months Ended
	Apr. 30, 2012 USD ($) Tanker	Apr. 30, 2012 NOK	Feb. 29, 2012 USD ($)	Jan. 31, 2012 USD ($)	Nov. 30, 2011	Apr. 30, 2011	Dec. 31, 2010	Feb. 29, 2012 LNG Carriers [Member]	Jan. 31, 2012 Norwegian Kroner denominated bonds due January 2017 [Member] USD ($)	Mar. 31, 2011 Teekay Offshore [Member]	Dec. 31, 2010 Teekay Offshore [Member]	Aug. 31, 2010 Teekay Offshore [Member]	Mar. 31, 2010 Teekay Offshore [Member]	Aug. 31, 2009 Teekay Offshore [Member] USD ($)	Jan. 31, 2012 Teekay Offshore [Member] USD ($)	Feb. 29, 2012 Teekay Tankers [Member]	Feb. 29, 2012 Teekay Tankers [Member] Common Class A [Member] USD ($)	Feb. 28, 2011 Teekay Tankers [Member] Common Class A [Member]	Oct. 31, 2010 Teekay Tankers [Member] Common Class A [Member] USD ($)	Apr. 30, 2010 Teekay Tankers [Member] Common Class A [Member] USD ($)	Jun. 30, 2009 Teekay Tankers [Member] Common Class A [Member]	Dec. 31, 2009 Teekay Tankers [Member] Common Class A [Member] USD ($)	Feb. 29, 2012 Piranema Spirit FPSO [Member] Line of Credit [Member] USD ($)	Mar. 31, 2012 Tiro and Sidon FPSO [Member] USD ($)	Mar. 31, 2012 Tiro and Sidon FPSO [Member] Line of Credit [Member] USD ($)	Jan. 31, 2012 Teekay [Member]	Jan. 31, 2012 Odebrecht Oil & Gas S.A. [Member]	Apr. 30, 2012 Teekay LNG [Member]	Nov. 30, 2010 Teekay LNG [Member] USD ($)	Jul. 31, 2010 Teekay LNG [Member] USD ($)	Nov. 30, 2009 Teekay LNG [Member] USD ($)	Mar. 31, 2009 Teekay LNG [Member] USD ($)
Subsequent Events (Textual) [Abstract]
Number of public offering common units					5.6	4.3				7.7	6.4	6	5.1	7.5			17.25	9.9	8.6	8.8	7								1.1	1.7	4	4
Price of public offering, per unit														$ 14.32			$ 4		$ 12.15	$ 12.25		$ 9.8							$ 35.44	$ 29.18	$ 24.4	$ 17.6
Ownership interest			52.00%				33.00%	100.00%								20.40%
Debt Instrument, Face Amount									$ 600,000,000						$ 100,000,000
Libor rate				5.75%																			3.00%		2.25%
Interest Rate				NIBOR plus a margin of 5.75%																			LIBOR plus a margin of 3%		LIBOR plus a margin of 2.25%
Principal repayments																								0
Long-term debt (note 8)																							130,000,000		300,000,000
Maturity date																							Feb 1, 2017		Oct 1, 2021			May 1, 2017
Joint venture																										0.5	0.5
Subsequent Events (Additional Textual) [Abstract]
Interest rate on loan				7.49%
Ownership interest			52.00%				33.00%	100.00%								20.40%
Amount of Interest in carriers acquired			1,300,000,000
Acquisition Financed with secured loan facilities			1,060,000,000
Acquisition Financed from equity contributions			266,000,000
Share of Equity contribution			138,000,000
Purchase of assets related to the Tiro and Sidon FPSO project				179,000,000
Percentage of borrowings under debt facility				80.00%
Number of directly owned conventional Tankers and related time-charter contract debt facility and other assets and rights	17	17
Number of tankers and related time-charter contract debt facility and other assets and rights under agreement to sell	13	13
Purchase price under agreement to sell	455,000,000
Partial consideration to be received Teekay	25,000,000
Teekay's economic interest in Teekay Tankers	20.00%	20.00%
Increased percentage in economic interest	25.00%	25.00%
Percentage of combined ownership of class A and class B shares	51.00%	51.00%
Increased percentage of combined ownership of class A and class B shares	53.00%	53.00%
Issuance of senior unsecured bonds		700,000,000
Aggregate principal amount of the bonds	$ 120,000,000
Period of non-competition agreement	3 years	3 years